UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.          )

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☐	Preliminary Proxy Statement
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☑	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Rocky Mountain Chocolate Factory, Inc.

PROXY STATEMENT/PROSPECTUS

A REORGANIZATION IS PROPOSED—YOUR VOTE IS VERY IMPORTANT

Dear Fellow Shareholder:

On behalf of the Board of Directors, we are pleased to invite you to the Annual Meeting of Shareholders (the “Annual Meeting”) of Rocky Mountain Chocolate Factory, Inc., a Colorado corporation (“RMCF”). The Annual Meeting will be held on Thursday, February 19, 2015, at 10:00 a.m. local time at The Doubletree Hotel, 501 Camino Del Rio, Durango, Colorado 81301.

At the Annual Meeting, in addition to electing six directors, you will be asked to consider and vote on a proposal to reorganize our company into a holding company pursuant to which our present company will become a subsidiary of a newly formed Delaware corporation with the same name, Rocky Mountain Chocolate Factory, Inc., which we refer to in this proxy statement/prospectus as “Newco,” and you will become a stockholder of Newco. We refer to this proposal in the proxy statement/prospectus as the “Reorganization Proposal.” You will also be asked to approve two additional proposals. The first is to ratify the appointment of EKS&H LLLP as our independent registered public accounting firm for the fiscal year ending February 28, 2015. The second is an advisory vote to approve the compensation of our named executive officers, as described in the proxy statement/prospectus.

Upon completion of the Reorganization, Newco will, in effect, replace our present company as the publicly held corporation. Newco and its subsidiaries will conduct all of the operations we currently conduct. Implementing the holding company structure will provide us with strategic, operational and financing flexibility, and incorporating the new holding company in Delaware will allow us to take advantage of the flexibility, predictability and responsiveness that Delaware corporate law provides.

In the Reorganization, your existing shares of RMCF common stock will be converted automatically into shares of Newco common stock. You will own the same number of shares of Newco common stock as you now own of RMCF common stock, and your shares will represent the same ownership percentage of Newco as you have of RMCF. In addition, the Reorganization generally will be tax-free for RMCF’s shareholders. Your rights as a stockholder of Newco will be substantially the same as your rights as a shareholder of RMCF, subject to certain differences described herein.

We expect the shares of Newco common stock to trade under the ticker symbol “RMCF” on the NASDAQ Global Market (“NASDAQ”), the same ticker symbol currently used for the trading of RMCF common stock on NASDAQ. On November 7, 2014, the last trading day before the announcement of the Reorganization Proposal, the closing price per share of RMCF common stock was $12.01. On January 7, 2015, the most recent trading day for which prices were available, the closing price per share of RMCF common stock was $13.27.

In order to implement the Reorganization Proposal, we need shareholders to adopt and approve the related Agreement and Plan of Merger (the “Reorganization Agreement”). Our Board of Directors has carefully considered the Reorganization Agreement, which provides for the merger of RMCF and a subsidiary of Newco called RKB Merger Corp., and the related transactions described in this proxy statement/prospectus, and the Board of Directors believes that it is advisable, fair to and in the best interest of our shareholders, and recommends that you vote “FOR” the Reorganization Proposal and “FOR” the other proposals described in this proxy statement/prospectus. Because adoption of the Reorganization Proposal requires the affirmative vote of a majority of the shares of our common stock entitled to vote on the matter at the Annual Meeting, your vote is important, no matter how many or how few shares you may own. Whether or not you plan to attend the Annual Meeting, please take the time to vote by completing, signing and mailing the enclosed proxy card in the postage-paid envelope provided or by voting by telephone or over the internet.

Our Board of Directors and management look forward to greeting those of you who are able to attend the Annual Meeting. For additional information about RMCF, please see the enclosed Annual Report for the fiscal year ended February 28, 2014. The accompanying notice of meeting and this proxy statement/prospectus provide specific information about the Annual Meeting and explain the various proposals. Please read these materials carefully.  In particular, you should consider the discussion of risk factors beginning on page 8 before voting on the Reorganization Proposal.

Thank you for your continued support of and interest in our company.

/s/ Franklin E. Crail

Franklin E. Crail

Chairman of the Board, Chief Executive Officer and President

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved of the securities to be issued under this proxy statement/prospectus or determined if this proxy statement/prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

This proxy statement/prospectus is dated  January 8, 2015 and is being first sent to RMCF shareholders on or about January 8, 2015.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

265 Turner Drive

Durango, Colorado 81303

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 19, 2015

To Our Shareholders:

The Annual Meeting of Shareholders of Rocky Mountain Chocolate Factory, Inc., a Colorado corporation, will be held on Thursday, February 19, 2015, at 10:00 a.m. local time at The Doubletree Hotel, 501 Camino Del Rio, Durango, Colorado 81301 for the following purposes:

1.

To consider and vote upon a proposal, which we refer to as the “Reorganization Proposal,” approving the Agreement and Plan of Merger, dated as of November 10, 2014, among Rocky Mountain Chocolate Factory, Inc., a Colorado corporation, Rocky Mountain Chocolate Factory, Inc., a Delaware corporation, and RKB Merger Corp., which agreement is attached to the accompanying proxy statement/prospectus as Annex I;

2.	To elect six directors to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified;

3.	To ratify the appointment of EKS&H LLLP as our independent registered public accounting firm for the fiscal year ending February 28, 2015;

4.	To hold an advisory vote to approve the compensation of our named executive officers, as described in the proxy statement/prospectus; and

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Only record holders of our common stock at the close of business on December 26, 2014 will be entitled to notice of, and to vote at, the meeting or any adjournments thereof. The foregoing items of business are more fully described in the proxy statement/prospectus accompanying this notice.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on February 19, 2015.

This proxy statement/prospectus and our 2014 Annual Report to Shareholders are available at: www.edocumentview.com/RMCF

On or about January 8, 2015, we will mail our shareholders a notice containing instructions on how to access the proxy statement/prospectus and our 2014 Annual Report on Form 10-K via the Internet and to vote online. The notice also provides instructions on how shareholders can request a paper copy of these documents and enroll in e-delivery to receive future proxy materials via email.

Each shareholder, even if he or she now plans to attend the meeting, is requested to submit his or her proxy as soon as possible. Any shareholder present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the meeting.

By order of the Board of Directors,

/s/ Tracy D. Wojcik
Tracy D. Wojcik
Secretary

Durango, Colorado

January 8, 2015

ADDITIONAL INFORMATION

This proxy statement/prospectus incorporates important business and financial information about Rocky Mountain Chocolate Factory, Inc., a Colorado corporation, from its Annual Report on Form 10-K for the year ended February 28, 2014 and from other documents that are not included in or being delivered with this proxy statement/prospectus. The incorporated information that is not included in or being delivered with this proxy statement/prospectus is available to you without charge upon your written or oral request. You can obtain any document that is incorporated by reference in this proxy statement/prospectus, excluding all exhibits that have not been specifically incorporated by reference, on the investor relations page of our website at www.rmcf.com or by requesting it in writing or by telephone from us at the following address or telephone number:

Rocky Mountain Chocolate Factory, Inc.

265 Turner Drive

Durango, Colorado 81303

Telephone: (970) 259-0554
Attn: Investor Relations

If you would like to request any documents, please do so by February 2, 2015 in order to receive them before the annual meeting. See “Where You Can Find More Information.”

In addition, if you have any questions about the proposals, you may contact:

Georgeson Inc.

480 Washington Blvd., 26th Floor

Jersey City, NJ 07310

All Shareholders Call Toll Free: (888) 497-9677

You should rely only on the information contained or incorporated by reference in this proxy statement/prospectus and the registration statement of which this proxy statement/prospectus is a part to vote on the proposals being presented at the annual meeting. No one has been authorized to provide you with information that is different from what is contained in this document or in the incorporated documents.

This proxy statement/prospectus is dated  January 8, 2015. You should not assume the information contained in this proxy statement/prospectus is accurate as of any date other than this date, and neither the mailing of this proxy statement/prospectus to shareholders nor the issuance of the common stock of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation, in the Reorganization implies that information is accurate as of any other date.

Director Compensation	38
Certain Relationships and Related Transactions	39
Proposal 3 — Ratification of Independent Registered Public Accounting Firm	40
Audit Committee Report	41
Proposal 4 — Advisory Vote to Approve the Compensation of Our Named Executive Officers	42
Security Ownership of Certain Beneficial Owners and Management	43
Other Information	44
Deadlines for Submitting Shareholder Nominations and Proposals	44
Annual Report to Shareholders	44
Householding	44
Other Matters at the Annual Meeting	44
Validity of Shares	44
Experts	44
Where You Can Find More Information	45

ANNEX I - Agreement and Plan of Merger
ANNEX II - Amended and Restated Certificate of Incorporation of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation
ANNEX III - Bylaws of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

265 Turner Drive

Durango, Colorado 81303

PROXY STATEMENT/PROSPECTUS

Annual Meeting of Shareholders – February 19, 2015

GENERAL INFORMATION REGARDING THE ANNUAL MEETING

Solicitation and Revocability of Proxies

This proxy statement/prospectus is furnished in connection with the solicitation of proxies by the Board of Directors of Rocky Mountain Chocolate Factory, Inc., a Colorado corporation (the “Company”, “RMCF”, “we”, “our” or “us”), for use only at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, February 19, 2015, at 10:00 a.m. local time at The Doubletree Hotel, 501 Camino Del Rio, Durango, Colorado 81301.

Each shareholder, even if he or she now plans to attend the Annual Meeting, is requested to promptly submit his or her proxy and voting instructions as soon as possible. Any shareholder of record present at the meeting may withdraw his or her proxy and vote personally on each matter brought before the Annual Meeting.

A Notice of Internet Availability of Proxy Materials, which includes instructions about how to access this proxy statement/prospectus, our 2014 Annual Report on Form 10-K for the fiscal year ended February 28, 2014 and the proxy card, is first being sent to our shareholders on or about January 8, 2015. A person giving his or her proxy has the power to revoke it at any time before it is exercised at the Annual Meeting by (1) re-submitting his or her vote by telephone or online, (2) delivering written notice of revocation to our Secretary at our principal offices at 265 Turner Drive, Durango, Colorado 81303, (3) duly executing and delivering a proxy for the Annual Meeting bearing a later date, or (4) if a record holder of our common stock, voting in person at the Annual Meeting.

We will bear the cost of this solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation materials to beneficial owners of our common stock, par value $0.03 per share (the “common stock”). In addition, our officers, directors and other regular employees, without additional compensation, may solicit proxies by mail, email, personal interview, telephone or other electronic transmission. In addition, we have engaged Georgeson Inc., a professional proxy solicitation firm, to aid in the solicitation of proxies for the 2014 Annual Meeting of Shareholders. Georgeson, Inc. may solicit proxies by personal interview, mail, telephone, facsimile, email or otherwise. We will pay Georgeson, Inc. its customary fee, estimated to be approximately $10,000, plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on February 19, 2015

This proxy statement/prospectus and our 2014 Annual Report on Form 10-K for the fiscal year ended February 28, 2014 are available on the internet at www.edocumentview.com/RMCF.

Purposes of the Annual Meeting

The purposes of the Annual Meeting are to:

1.

To consider and vote upon a proposal, which we refer to as the “Reorganization Proposal,” approving the Agreement and Plan of Merger, dated as of November 10, 2014, among Rocky Mountain Chocolate Factory, Inc., a Colorado corporation, Rocky Mountain Chocolate Factory, Inc., a Delaware corporation, and RKB Merger Corp., which agreement is attached to this proxy statement/prospectus as Annex I (Proposal 1);

2.	To elect six directors to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified (Proposal 2);

3.	To ratify the appointment of EKS&H LLLP as our independent registered public accounting firm for the fiscal year ending February 28, 2015 (Proposal 3);

4.	To hold an advisory vote to approve the compensation of our named executive officers, as described in the proxy statement/prospectus (Proposal 4); and.

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Voting Securities

The close of business on December 26, 2014 has been fixed as the record date for the determination of record holders of our common stock entitled to notice of, and to vote at, the Annual Meeting. On the record date, 6,101,858 shares of our common stock were outstanding and eligible to be voted at the Annual Meeting.

For each share of our common stock held on the record date, a shareholder is entitled to one vote on all matters to be voted on at the Annual Meeting, except the election of directors.

Shareholders have cumulative voting rights in the election of directors (Proposal 2), and there is no condition precedent to the exercise of those rights. Under cumulative voting, each shareholder is entitled to as many votes as shall equal the number of his or her shares of our common stock multiplied by six, the number of directors to be elected, and he or she may cast all of those votes for a single nominee or divide them among any two or more nominees as he or she sees fit. It is the intention of the proxy holders to exercise voting rights in order to elect the maximum number of nominees named below. An instruction on the proxy to withhold authority to vote for any nominee will be deemed an authorization to vote cumulatively for the remaining nominees, unless otherwise indicated.

With respect to the proposal for the approval of the Reorganization Proposal (Proposal 1), the ratification of the appointment of EKS&H LLLP as our independent registered public accounting firm for the fiscal year ending February 28, 2015 (Proposal 3) and the advisory vote to approve the compensation of our named executive officers (Proposal 4), shareholders may vote “FOR,” ”AGAINST” or ”ABSTAIN.” If you vote your shares without providing specific instructions regarding Proposals 1, 3 and 4, your shares will be voted “FOR” Proposals 1, 3 and 4.

Voting Procedures

The vote required for the approval of the Reorganization Proposal (Proposal 1) is the affirmative vote of a majority of the shares of our common stock entitled to vote on the matter at the Annual Meeting. Broker non-votes and abstentions will have the effect of voting against this proposal.

The vote required for the election of directors (Proposal 2) is a plurality of the shares of our common stock present or represented by proxy at the meeting and entitled to vote thereon, provided a quorum is present. Broker non-votes and withhold votes will have no effect on the outcome of this proposal.

The vote required for the ratification of the appointment of EKS&H LLLP as our independent registered public accounting firm for the fiscal year ending February 28, 2015 (Proposal 3), the approval of the advisory vote to approve the compensation of our named executive officers (Proposal 4), and the approval of any other item to be acted upon at the Annual Meeting, is the affirmative vote of a majority of the shares of our common stock entitled to vote on the matter and present or represented by proxy at the Annual Meeting, provided a quorum is present. Abstentions will have the effect of voting against this proposal.

A quorum is established by the presence, in person or by proxy, at the Annual Meeting of the holders of a majority of the issued and outstanding shares of our common stock that are entitled to vote.

Brokers who hold shares in street name have discretionary authority to vote on certain “routine” items even if they have not received instructions from the persons entitled to vote such shares. However, brokers do not have authority to vote on “non-routine” items without such instructions. Such “broker non-votes” (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the persons entitled to vote such shares) are counted as present and entitled to vote for purposes of determining whether a quorum is present but are not considered entitled to vote on any non-routine matter to be acted upon. For the Reorganization Proposal, which requires the affirmative vote of a majority of the shares of common stock entitled to vote at the Annual Meeting, broker non-votes will have the effect of voting against the proposal. For matters requiring the affirmative vote of a plurality of the shares of our common stock present or represented at the Annual Meeting, such as the election of directors, broker non-votes would have no effect on the outcome of the vote. For matters requiring the affirmative vote of a majority of the shares of our common stock present or represented at the Annual Meeting and entitled to vote (Proposals 3 and 4), broker non-votes would not be counted as among the shares entitled to vote with respect to such matters. Thus, the effect of any broker non-votes with respect to such matters would be to reduce the number of affirmative votes required to approve the proposals and the number of negative votes required to block such approval.

Shareholders are not entitled to any rights of appraisal or similar dissenters’ rights with respect to any matter to be acted upon at the Annual Meeting, because, pursuant to Colorado law, the matters to be acted upon do not give rise to any such dissenters’ or appraisal rights.

Shareholders may vote their proxy on the internet at www.edocumentview.com/RMCF.

Board Recommendations

Our Board of Directors’ recommendations are set forth together with the description of each proposal. In summary, our Board of Directors recommends a vote:

●	“FOR” the approval of the Reorganization Proposal (see Proposal 1);

●	“FOR” the election of each of the six director nominees (see Proposal 2);

●	“FOR” the ratification of the appointment of EKS&H LLLP as our independent registered public accounting firm for the fiscal year ending February 28, 2015 (see Proposal 3); and

●	“FOR” the advisory vote to approve the compensation of our named executive officers as disclosed in this proxy statement/prospectus (see Proposal 4).

QUESTIONS AND ANSWERS
ABOUT THE HOLDING COMPANY REORGANIZATION

What is the Reorganization Proposal?

We are asking you to approve an Agreement and Plan of Merger (the “Reorganization Agreement”) that would result in our reorganization into a Delaware holding company. Prior to entering into the Reorganization Agreement, Rocky Mountain Chocolate, Inc. (“Newco”) was incorporated in the State of Delaware as a wholly-owned subsidiary of Rocky Mountain Chocolate Factory, Inc., a Colorado corporation (“RMCF”), and RKB Merger Corp. was incorporated in the State of Colorado as a wholly-owned subsidiary of Newco. Under the Reorganization Agreement, RMCF will merge with RKB Merger Corp., with RMCF surviving the merger as a wholly-owned subsidiary of Newco (the “Reorganization”).

Upon completion of the Reorganization, Newco will, in effect, replace our present company as the publicly held corporation. Newco and its subsidiaries will conduct all of the operations we currently conduct. As a result of the Reorganization, the current shareholders of RMCF will become stockholders of Newco with the same number and percentage of shares of Newco as they held of RMCF prior to the Reorganization. The Reorganization Agreement, which sets forth the plan of merger and is the primary legal document that governs the Reorganization, is attached as Annex I to this proxy statement/prospectus. You are encouraged to read the Reorganization Agreement carefully.

Why are you forming a holding company?

We are forming a holding company in Delaware to:

●	better align our corporate structure with our business operations;

●

provide us with greater strategic, business and administrative flexibility, which may allow us to acquire or form other businesses, if and when appropriate and feasible, that may be owned and operated by us, but which could be separate from our current businesses; and

●	take advantage of the benefits of Delaware corporate law.

To review the reasons for the Reorganization in greater detail, see “Reasons for the Reorganization; Recommendation of our Board,” beginning on page 11.

What will happen to my stock?

In the Reorganization, your shares of RMCF common stock will automatically be converted into the same number of shares of Newco common stock. As a result, you will become a stockholder of Newco and will own the same number and percentage of shares of Newco common stock that you now own of RMCF common stock. We expect that Newco common stock will be listed on the NASDAQ Global Market under the symbol “RMCF”, the same ticker symbol currently used by RMCF.

How will being an Newco stockholder be different from being a RMCF shareholder?

After the Reorganization, you will own the same number and percentage of shares of Newco common stock that you owned of RMCF common stock immediately prior to the Reorganization. You will own shares of a Delaware holding company that owns our operating businesses. In addition, as a stockholder of Newco, your rights will be governed by Delaware corporate law and the charter documents of the Delaware corporation. Your rights as a stockholder of Newco will be substantially the same as your rights as a shareholder of RMCF. For more information, see “Description of Newco Capital Stock,” “Description of RMCF Capital Stock” and “Comparative Rights of Holders of Newco Capital Stock and RMCF Capital Stock.”

Will the management or the business of the company change as a result of the Reorganization?

No. The management and business of our company will remain the same after the Reorganization.

What will the name of the public company be following the Reorganization?

The name of the public company following the Reorganization will be “Rocky Mountain Chocolate Factory, Inc.” The name of the public company will remain the same but Newco is incorporated in Delaware.

Will the company’s CUSIP number change as a result of the Reorganization?

Yes. Following the Reorganization, the CUSIP number for the Newco common stock will be 77467X 101.

Will I have to turn in my stock certificates?

No. Do not turn in your stock certificates. We will not require you to exchange your stock certificates as a result of the Reorganization. After the Reorganization, your RMCF common stock certificates will represent the same number of shares of Newco common stock.

What are the material U.S. federal income tax consequences as a result of the Reorganization?

The proposed Reorganization is intended to be a tax-free transaction under U.S. federal income tax laws. We expect that you will not recognize any gain or loss for U.S. federal income tax purposes upon your receipt of Newco common stock in exchange for your shares of RMCF common stock in the Reorganization; however, the tax consequences to you will depend on your own situation. You should consult your own tax advisors concerning the specific tax consequences of the Reorganization to you, including any state, local or foreign tax consequences of the Reorganization. For further information, see “Material U.S. Federal Income Tax Consequences.”

How will the Reorganization be treated for accounting purposes?

For accounting purposes, the Reorganization into a holding company structure will be treated as a merger of entities under common control. The accounting treatment for such events is similar to the former “pooling of interests method.” Accordingly, the consolidated financial position and results of operations of RMCF will be included in the consolidated financial statements of Newco on the same basis as currently presented.

What vote is required to approve the Reorganization Proposal?

The required vote is the affirmative vote of a majority of the shares of our common stock entitled to vote on the matter at the Annual Meeting.

What percentage of the outstanding shares do directors and executive officers hold?

As of December 4, 2014, directors, executive officers and their affiliates beneficially owned approximately 16.07% of our outstanding shares of common stock.

If the shareholders approve the Reorganization, when will it occur?

Unless the Board of Directors determines otherwise, we expect to complete the Reorganization on or about March 1, 2015, provided that our shareholders approve the Reorganization and all other conditions to completion of the Reorganization are satisfied.

Do I have dissenters’ (or appraisal) rights?

No. Holders of RMCF common stock do not have dissenters’ or appraisal rights under Colorado law as a result of the Reorganization.

What is the authorized capital of RMCF and Newco?

RMCF’s articles of incorporation currently authorize the issuance of 100,000,000 shares of common stock and 250,000 shares of preferred stock. Newco’s amended and restated certificate of incorporation, which will govern the rights of our stockholders after the Reorganization, currently authorizes the issuance of 46,000,000 shares of common stock and 250,000 shares of preferred stock. The Board of Directors determined that a lower number of authorized shares of common stock would be sufficient for the future strategy, operations and plans of Newco. Upon completion of the Reorganization, the number of shares of Newco common stock that will be outstanding will be equal to the number of shares of RMCF common stock outstanding immediately prior to the Reorganization.

Whom do I contact if I have questions about the Reorganization Proposal?

You may contact our proxy solicitor or us:

Georgeson Inc. 480 Washington Blvd., 26th Floor Jersey City, NJ 07310 All Shareholders Call Toll Free: (888) 497-9677	Rocky Mountain Chocolate Factory, Inc. 265 Turner Drive Durango, Colorado 81303 Telephone: (970) 259-0554 Attn: Investor Relations

SUMMARY OF THE REORGANIZATION PROPOSAL

This section highlights key aspects of the Reorganization Proposal, including the Reorganization Agreement, that are described in greater detail elsewhere in this proxy statement/prospectus. It does not contain all of the information that may be important to you. To better understand the Reorganization Proposal, and for a more complete description of the legal terms of the Reorganization Agreement, you should read this entire document carefully, including the Annexes, and the additional documents to which we refer you. You can find information with respect to these additional documents in “Where You Can Find More Information.”

The Principal Parties

Rocky Mountain Chocolate Factory, Inc. (Colorado corporation)

265 Turner Drive

Durango, Colorado 81303

Telephone: (970) 259-0554

Rocky Mountain Chocolate Factory, Inc., a Colorado corporation (“RMCF”), is a product-based international franchisor, confectionery manufacturer and retail operator. RMCF’s revenues and profitability are derived principally from its franchised/licensed system of retail stores that feature chocolate, frozen yogurt, and other confectionery products. RMCF also sells its candy in selected locations outside its system of retail stores and license the use of its brand with certain consumer products.

In connection with the Reorganization, RMCF will merge with RKB Merger Corp., a wholly-owned subsidiary of Newco, with RMCF surviving the merger as a wholly-owned subsidiary of Newco. After the Reorganization, RMCF will continue to engage in the business currently conducted by RMCF, and all of RMCF’s contractual, employment and other business relationships will generally continue unaffected by the Reorganization, except that immediately following the merger, RMCF’s executive management team and certain corporate-level employees will become employees of Newco.

RMCF’s headquarters is located at 265 Turner Drive, Durango, Colorado 81303, and the telephone number at this location is (970) 259-0554. Information about RMCF is available on its website at www.rmcf.com. The contents of RMCF’s website is not incorporated by reference herein and is not deemed to be part of this proxy statement/prospectus.

Rocky Mountain Chocolate Factory, Inc. (Delaware corporation)
265 Turner Drive

Durango, Colorado 81303

Telephone: (970) 259-0554

Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (“Newco”), was formed as a wholly-owned subsidiary of RMCF in order to effect the Reorganization. Prior to the Reorganization, Newco will have no assets or operations other than those incident to its formation.

RKB Merger Corp.
265 Turner Drive

Durango, Colorado 81303

Telephone: (970) 259-0554

RKB Merger Corp. (“MergerCo”) is a Colorado corporation and was formed as a wholly-owned subsidiary of Newco in order to effect the Reorganization. Prior to the Reorganization, MergerCo will have no assets or operations other than those incident to its formation.

What You Will Receive in the Reorganization (Page 12)

In the Reorganization, each outstanding share of RMCF common stock will be converted automatically into one share of Newco common stock. In addition, each outstanding option to purchase shares of RMCF common stock, if not exercised before the completion of the Reorganization, will become an option to acquire, at the same exercise price, an identical number of shares of Newco common stock. Each outstanding restricted stock or restricted stock unit award will become an award of restricted stock or restricted stock units, as applicable, in an identical number of shares of Newco common stock.

On the Record Date, there were outstanding 6,101,858 shares of RMCF common stock and 238,841 unvested shares of RMCF restricted stock units, as well as options representing an aggregate of 12,936 shares of RMCF common stock.

In addition, each such share of Newco common stock issued in the Reorganization will, subject to the prior execution and delivery of a Rights Agreement between Newco and Computershare Trust Company, N.A., be accompanied by the right to purchase shares of Newco’s Series A Junior Participating Preferred Stock, which rights shall be substantially identical to the current rights of RMCF shareholders to purchase shares of RMCF’s Series A Junior Participating Preferred Stock.

Conditions to Completion of the Reorganization (Page 13)

The completion of the Reorganization depends on the satisfaction or waiver of a number of conditions, including, but not limited to, the following:

●

absence of any stop order suspending the effectiveness of the registration statement, of which this proxy statement/prospectus forms a part, relating to the shares of Newco common stock to be issued in the Reorganization;

●	approval and adoption of the Reorganization Agreement by RMCF’s shareholders;

●	receipt of approval for listing on the NASDAQ Global Market of shares of Newco common stock to be issued in the Reorganization;

●	absence of any order or proceeding that would prohibit or make illegal completion of the Reorganization; and

●	receipt by RMCF and Newco of a legal opinion of Perkins Coie LLP with respect to the material U.S. federal income tax consequences of the Reorganization.

Termination of the Reorganization Agreement (Page 13)

We may terminate the Reorganization Agreement, even after adoption by our shareholders, if our Board of Directors determines to do so for any reason.

Board of Directors and Executive Officers of Newco Following the Reorganization (Page 16)

The Board of Directors of Newco presently consists of the same persons comprising the Board of Directors of RMCF, and it is expected that the Newco Board of Directors will remain the same following the Reorganization. Newco expects that its executive officers following the Reorganization will be the same as those of RMCF immediately prior to the Reorganization.

Markets and Market Prices

Newco common stock is not currently traded on any stock exchange. RMCF common stock is traded under the symbol “RMCF” on the NASDAQ Global Market, and we expect Newco common stock to also trade on the NASDAQ Global Market under the symbol “RMCF” following the Reorganization. On November 7, 2014, the last trading day before the announcement of the Reorganization Proposal, the closing price per share of RMCF common stock as quoted on the NASDAQ Global Market was $12.01. On January 7, 2015, the most recent trading day for which prices were available, the closing price per share of RMCF common stock as quoted on the NASDAQ Global Market was $13.27.

Certain Financial Information

We have not included pro forma financial comparative per share information concerning RMCF that gives effect to the Reorganization because, immediately after the completion of the Reorganization, the consolidated financial statements of Newco will be the same as RMCF’s consolidated financial statements immediately prior to the Reorganization, and the Reorganization will result in the conversion of each share of RMCF common stock into one share of Newco common stock. In addition, we have not provided financial statements of Newco because, prior to the Reorganization, it will have no assets, liabilities or operations other than incident to its formation.

RISK FACTORS

In considering whether to vote in favor of the Reorganization Proposal, you should consider all of the information we have included in this proxy statement/prospectus, including its Annexes, and all of the information included in the documents we have incorporated by reference, including our Annual Report on Form 10-K for the fiscal year ended February 28, 2014 and the risk factors described in the other documents incorporated by reference. In addition, you should pay particular attention to the risks described below.

Our Board of Directors may choose to defer or abandon the Reorganization.

Completion of the Reorganization may be deferred or abandoned, at any time, by action of our Board of Directors, whether before or after the Annual Meeting. While we currently expect the Reorganization to take place on or about March 1, 2015, assuming that the proposal to approve and adopt the Reorganization Agreement is approved at the Annual Meeting, our Board of Directors may defer completion or may abandon the Reorganization because of any determination by our Board of Directors that the Reorganization would not be in the best interests of RMCF or its shareholders or that the Reorganization would have material adverse consequences to RMCF or its shareholders.

We may not obtain the expected benefits of our Reorganization into a holding company.

We believe our reorganization into a holding company will provide us with benefits in the future. These expected benefits may not be obtained if market conditions or other circumstances prevent us from taking advantage of the strategic, business and financing flexibility that it affords us. As a result, we may incur the costs of creating the holding company without realizing the possible benefits.

As a holding company, Newco will depend in large part on dividends from its operating subsidiaries to satisfy its obligations.

After the completion of the Reorganization, Newco will be a holding company with no business operations of its own. Its only significant assets will be the outstanding capital stock of its subsidiaries, which will include RMCF. As a result, it will rely on funds from its current subsidiaries and any subsidiaries that it may form or acquire in the future to meet its obligations.

The market for Newco shares may differ from the market for RMCF shares.

Although it is anticipated that the Newco common stock will be authorized for listing on the NASDAQ Global Market, the market prices, trading volume and volatility of the Newco common stock could be different from those of the RMCF common stock.

The proposed reorganization into a holding company may result in substantial direct and indirect costs whether or not completed.

The Reorganization may result in substantial direct costs. These costs and expenses are expected to consist primarily of attorneys’ fees, accountants’ fees, filing fees and financial printing expenses and will be substantially incurred prior to the vote of our shareholders. The Reorganization may also result in certain indirect costs by diverting the attention of our management and employees from our business and by increasing our administrative costs and expenses. These administrative costs and expenses will include keeping separate records and in some cases making separate regulatory filings for each of Newco and each of its subsidiaries. The Reorganization may also result in certain state sales taxes and other transfer taxes.

Anti-takeover provisions in Newco’s Certificate of Incorporation and bylaws may delay or prevent a third party acquisition of Newco, which could decrease the value of Newco’s common stock.

The certificate of incorporation and bylaws of Newco contain provisions that could make it more difficult for a third party to acquire it without the consent of its Board of Directors. These provisions will:

●	limit the business at special meetings to the purpose stated in the notice of the meeting;

●

authorize the issuance of “blank check” preferred stock, which is preferred stock with voting or other rights or preferences that could impede a takeover attempt and that the Board of Directors can create and issue without prior stockholder approval;

●	establish advance notice requirements for submitting nominations for election to the Board of Directors and for proposing matters that can be acted upon by stockholders at a meeting; and

●

require the affirmative vote of the “disinterested” holders of a majority of our common stock to approve certain business combinations involving an “interested stockholder” or its affiliates, unless either minimum price criteria and procedural requirements are met, or the transaction is approved by a majority of our “continuing directors” (known as “fair price provisions”).

Although we believe all of these provisions will make a higher third-party bid more likely by requiring potential acquirers to negotiate with the Board of Directors, these provisions will apply even if an initial offer may be considered beneficial by some stockholders and therefore could delay and/or prevent a deemed beneficial offer from being considered. For more information, see “Description of Newco Capital Stock” and “Comparative Rights of Holders of Newco Capital Stock and RMCF Capital Stock” below.

As a stockholder of a Delaware corporation, your rights after the Reorganization will be different from, and may be less favorable than, your current rights as a shareholder of a Colorado corporation.

After the completion of the Reorganization, you will become a stockholder of a public company incorporated in Delaware instead of Colorado. As a result, your rights as a stockholder will be governed by Delaware corporate law as opposed to Colorado corporate law. Because they are separate bodies of law, Delaware corporate law will be different from Colorado corporate law. Although many of these differences will not have a significant impact on the rights of stockholders, some of these differences may be less favorable to stockholders. Some of the differences between Delaware and Colorado corporate law that may be less favorable to stockholders after the completion of the Reorganization include the following:

●	under Delaware corporate law, fewer corporate transactions give rise to dissenters’ rights than under Colorado corporate law;

●

under Delaware corporate law and Newco’s bylaws, holders of the voting shares of Newco will not have the right to call a special meeting of stockholders, as opposed to Colorado corporate law and RMCF’s bylaws, which give holders of 10% of the voting shares the right to call a special meeting; and

●

under Delaware law and Newco’s bylaws, holders of the voting shares of Newco will not have cumulative voting rights in the election of directors, as opposed to Colorado corporate law and RMCF’s bylaws, which grant cumulative voting rights in the election of directors for RMCF shareholders.

These differences may limit the significance of your rights as a stockholder in these contexts. For a discussion of these and other differences between Delaware and Colorado corporate law, see “Description of Newco Capital Stock,” “Description of RMCF Capital Stock” and “Comparative Rights of Holders of Newco Capital Stock and RMCF Capital Stock” below.

Newco’s bylaws provide that if any current or prior stockholder brings an unsuccessful action against Newco or its officers or directors, then they may be obligated to pay Newco’s litigation costs in connection with such unsuccessful action, which could have the effect of discouraging litigation, including claims brought by Newco’s stockholders.

Under Newco’s bylaws, to the fullest extent permitted by Delaware law, in the event that any current or prior stockholder or any person acting on their behalf (a “Claiming Party”) (a) initiates, asserts, joins, offers substantial assistance to or has a direct financial interest in, any claim or counterclaim against Newco or any of its directors, officers, employees or affiliates (a “Claim”) and (b) such Claiming Party does not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought by such Claiming Party, then each such Claiming Party may be obligated to reimburse Newco and any its directors, officers, employees or affiliates for all fees, costs and expenses of every kind and description (including, but not limited to, all attorneys’ fees and other litigation expenses) that Newco or any such director, officer, employee or affiliate incurs in connection with the Claim.

This fee-shifting bylaw is not limited to specific types of actions nor to specific persons who are obligated to pay, or entitled to recover, fees or expenses under the bylaw. We intend for the fee-shifting bylaw to be interpreted and applied in all respects in the broadest manner permitted by law. Fee shifting bylaws are relatively new and untested. The case law and potential legislative action on fee-shifting bylaws are evolving and there exists considerable uncertainty regarding the validity of, and potential judicial and legislative responses to, such bylaws. For example, it is unclear whether Newco’s ability to invoke this fee-shifting bylaw in connection with Claims under the federal securities laws, including claims related to the Reorganization, would be pre-empted by federal law. Similarly, it is unclear how courts might apply the standard that a Claiming Party must obtain a judgment that substantially achieves, in substance and amount, the full remedy sought. The application of this fee-shifting bylaw in connection with such Claims, if any, will depend in part on future developments of the law. There can be no assurance that Newco will or will not invoke the provisions of the fee-shifting bylaw in any particular dispute, including any Claims under federal securities laws or related to the Reorganization.

If a current or prior stockholder that brings any Claim is unable to obtain the required judgment, the attorneys’ fees and other litigation expenses that might be shifted to a Claiming Party are potentially significant. This fee-shifting bylaw, therefore, may dissuade or discourage current or prior stockholders (and their attorneys) from initiating lawsuits or claims against Newco or its directors, officers, employees or affiliates, including Claims that that may otherwise be in the best interests of stockholders of Newco as a whole.  In addition, it may impact the fees, contingency or otherwise, required by potential plaintiffs’ attorneys to represent Newco’s stockholders or otherwise discourage plaintiffs’ attorneys from representing Newco’s stockholders at all. As a result, this fee-shifting bylaw may limit the ability of stockholders to affect the management and direction of Newco, particularly through litigation or the threat of litigation.

It is currently unclear whether the Delaware legislature will take action to eliminate or limit the ability of corporations to implement bylaws such as this, and there is uncertainty as to how this bylaw will be interpreted by Delaware courts. Given the unsettled state of the law relating to fee-shifting bylaws, or if the Delaware legislature takes action to limit or eliminate Newco’s ability to include this provision in its bylaws or a court were to find this bylaw inapplicable to, or unenforceable in respect of, one or more of the specified types of actions or proceedings, Newco may incur significant additional costs associated with resolving disputes with respect to this bylaw, which could adversely affect its business and financial condition.

Any person or entity purchasing or otherwise acquiring any interest in the shares of capital stock of the Newco, including in connection with the Reorganization, shall be deemed to have notice of and consented to this provision.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Statements in this proxy statement/prospectus and in documents incorporated by reference in this proxy statement/prospectus contain various forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which represent our management’s beliefs and assumptions concerning future events. When used in this proxy statement/prospectus and in documents incorporated herein by reference, forward-looking statements include, without limitation, statements regarding financial forecasts or projections, and our expectations, beliefs, intentions or future strategies that are signified by the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” “predicts,” “potential,” “may,” “will,” “should” or the negative of these terms or other comparable terminology. These forward- looking statements are subject to risks, uncertainties and assumptions that could cause our actual results and the timing of certain events to differ materially from those expressed in the forward-looking statements.

You should understand that many important factors, in addition to those discussed or incorporated by reference in this proxy statement/prospectus, could cause our results to differ materially from those expressed in the forward-looking statements. Potential factors that could affect our results include those described in this proxy statement/prospectus under “Risk Factors” above, and those identified in our Annual Report on Form 10-K for the fiscal year ended February 28, 2014 and in the other documents incorporated by reference. In light of these risks and uncertainties, the forward-looking results discussed or incorporated by reference in this proxy statement/prospectus might not occur. Except as required by law, we are not obligated to release publicly any revisions to these forward-looking statements that might reflect events or circumstances occurring after the date of this proxy statement/prospectus or those that might reflect the occurrence of unanticipated events.

PROPOSAL 1 — THE REORGANIZATION PROPOSAL

This section of the proxy statement/prospectus describes the Reorganization Proposal. Although we believe that the description in this section covers the material terms of the Reorganization Proposal, this summary may not contain all of the information that is important to you. The summary of the material provisions of the Reorganization Agreement provided below is qualified in its entirety by reference to the Reorganization Agreement, which is attached as Annex I to this proxy statement/prospectus and which is incorporate by reference herein. You should carefully read the entire proxy statement/prospectus and the Reorganization Agreement for a more complete understanding of the Reorganization Proposal. Your approval of the Reorganization Proposal will constitute your approval and adoption of the Reorganization Agreement, the Reorganization, the amended and restated certificate of incorporation of Newco and the bylaws of Newco.

Reasons for the Reorganization; Recommendation of our Board of Directors

On November 10, 2014, our Board of Directors concluded that the Reorganization is advisable, determined that the terms of the Reorganization Agreement are fair to and in the best interest of RMCF and its shareholders and adopted and approved the Reorganization Agreement.

During the course of its deliberations, our Board of Directors consulted with management and outside legal counsel and considered a number of positive factors, including the following:

●

Possible Future Strategic and Business Flexibility of the Holding Company Structure.  We believe the holding company structure could facilitate future expansion of our business by providing a more flexible structure for acquiring other businesses or entering into joint ventures while continuing to keep the operations and risks of our other businesses separate. Although we have no present plans or any arrangements, understandings or agreements to make any acquisitions or enter into any joint ventures, we may do so in the future. In addition, if the cash generated over time by our businesses was determined by our Board of Directors to be greater than the amount necessary for the operation or capital needs of those businesses, this cash could be transferred to a separate corporate entity owned by the holding company and invested as our Board of Directors believes to be appropriate. Furthermore, implementing the holding company structure may reduce the risk that liabilities of our core businesses and other businesses, if any, that may be operated in the future by separate subsidiaries would be attributed to each other.

●

Possible Future Financing Flexibility of the Holding Company Structure.  We believe that a holding company structure may be beneficial to stockholders in the future because it would permit the use of financing techniques that are more readily available to companies that hold a variety of diversified businesses under one corporate umbrella, without any impact on our capital structure. For example, Newco, in addition to receiving dividends, as and when permitted, from its current and future subsidiaries, if any, would be able to obtain funds through its own debt or equity financings, and Newco’s subsidiaries would be able to obtain funds through their own financings, which may include the issuance of debt or equity securities, and other entities within the holding company organization may obtain funds from Newco, other affiliates or their own outside financings. However, we have no current plans to seek additional financing at this time.

●

Predictability, Flexibility and Responsiveness of Delaware Law to Corporate Needs.  For many years, Delaware has followed a policy of encouraging incorporation in that state and has adopted comprehensive, modern and flexible corporate laws, which are updated regularly to meet changing business needs. As a result of this deliberate policy to provide a hospitable climate for corporate development, many major public corporations have chosen Delaware for their domicile. In addition, the Delaware courts have developed considerable expertise in dealing with corporate issues relating to public companies. Thus, a substantial body of case law has developed construing Delaware corporate law and establishing legal principles and policies regarding publicly held Delaware corporations. We believe that, for these reasons, Delaware law will provide greater legal predictability with respect to our corporate legal matters than we have under Colorado law. We further believe that Delaware law will provide greater efficiency, predictability and flexibility in our public company’s legal affairs than is presently available under Colorado law.

●

Attractiveness of Delaware Law to Directors and Officers.  We believe that organizing under Delaware law will enhance our ability to attract and retain qualified directors and officers. The corporate law of Delaware, including its extensive body of case law, offers directors and officers of public companies more certainty and stability. Under Delaware law, the parameters of director and officer liability are more clearly defined and better understood than under Colorado law. To date, we have not experienced difficulty in retaining directors or officers, but directors of public companies are exposed to significant potential liability. We therefore believe that providing the benefits afforded directors by Delaware law will enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers. At the same time, we believe that Delaware law regarding corporate fiduciary duties provides appropriate protection for our stockholders from possible abuses by directors and officers. In addition, under Delaware law, directors’ personal liability cannot be eliminated for:

o	any breach of the director’s duty of loyalty to the corporation or its stockholders,
o	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law,
o	unlawful payment of dividends or unlawful repurchases or redemptions of stock, or
o	any transactions from which the director derived an improper personal benefit.

In addition to the positive factors described above, our Board of Directors also considered the following potential negative factor associated with the Reorganization Proposal:

●

Increased Costs and Expenses Associated with Implementing the Reorganization Proposal and Administering a Holding Company Structure.  The Reorganization may result in substantial direct costs. These costs and expenses are expected to consist primarily of attorneys’ fees, accountants’ fees, filing fees and financial printing expenses and will be substantially incurred prior to the vote of our shareholders. The Reorganization may also result in certain indirect costs by diverting the attention of our management and employees from our business and increasing our administrative costs and expenses. These administrative costs and expenses will include keeping separate records and in some cases making separate regulatory filings for each of Newco and its current and future subsidiaries. The Reorganization may also result in certain state sales taxes and other transfer taxes.

Reorganization Procedure

RMCF currently owns all of the issued and outstanding common stock of Newco, and Newco currently owns all of the issued and outstanding common stock of MergerCo, the subsidiary formed for purposes of completing the proposed Reorganization. Following the approval of the Reorganization Agreement by the RMCF shareholders and the satisfaction or waiver of the other conditions specified in the Reorganization Agreement (which are described below), RMCF will merge with MergerCo, the subsidiary of Newco. As a result of this merger:

●	RMCF will be the surviving corporation, and the separate corporate existence of MergerCo will cease;

●

Each outstanding share of RMCF common stock will automatically convert into one share of Newco common stock, as described below, and the current shareholders of RMCF will become the stockholders of Newco; and

●	Newco will own all of RMCF’s common stock and each share of Newco common stock now held by RMCF will be cancelled.

The result of the Reorganization will be that the current company, RMCF, will be merged with MergerCo, and RMCF will become a subsidiary of Newco. Newco’s amended and restated certificate of incorporation is attached as Annex II to this proxy statement/prospectus, and a copy of Newco’s bylaws are attached as Annex III to this proxy statement/prospectus. For more information regarding your rights as a shareholder before and after the Reorganization see “Description of Newco Capital Stock,” “Description of RMCF Capital Stock” and “Comparative Rights of Newco Capital Stock and RMCF Capital Stock.”

In all other respects, our company will remain the same. The current directors and executive officers of RMCF will continue as directors and executive officers of Newco. In addition, our current business and operations will remain the same.

What RMCF Shareholders Will Receive in the Reorganization

Each share of RMCF common stock will convert into one share of Newco common stock. After the completion of the Reorganization, you will own the same number and percentage of shares of Newco common stock as you currently own of RMCF common stock.

In addition, each such share of Newco common stock issued in the Reorganization will, subject to the prior execution and delivery of a Rights Agreement between Newco and Computershare Trust Company, N.A., be accompanied by the right to purchase shares of Newco’s Series A Junior Participating Preferred Stock, which rights shall be substantially identical to the current rights of RMCF shareholders to purchase shares of RMCF’s Series A Junior Participating Preferred Stock.

RMCF Stock Options and Other Rights to Receive RMCF Stock

Each of the outstanding options to acquire shares of RMCF common stock will become options to acquire, on the same terms and conditions as before the Reorganization, an identical number of shares of Newco common stock. Each outstanding restricted stock or restricted stock units award will become an award of restricted stock or restricted stock units, as applicable, in an identical number of shares of Newco common stock. On the Record Date, there were outstanding shares of RMCF common stock and unvested shares of RMCF restricted stock units, as well as options representing an aggregate of shares of RMCF common stock.

RMCF’s existing stock-based compensation plans, which include RMCF’s 2007 Equity Incentive Plan (As Amended and Restated), 2004 Stock Option Plan and 401(k) Plan (collectively the “RMCF Equity Plans”), provide that plan participants will be entitled to receive shares of Newco common stock rather than shares of RMCF common stock, on the same terms otherwise provided for in the respective plans.

Corporate Name Following the Reorganization

The name of the public company following the Reorganization will be “Rocky Mountain Chocolate Factory, Inc.” The name of the public company will remain the same but Newco is incorporated in Delaware.

No Exchange of Stock Certificates

In the Reorganization, your shares of RMCF common stock will be converted automatically into shares of Newco common stock. Your certificates of RMCF common stock, if any, will represent, from and after the Reorganization, an equal number of shares of Newco common stock, and no action with regard to stock certificates will be required on your part. We expect to send you a notice after the Reorganization is completed specifying this and other relevant information.

Conditions to Reorganization

We will complete the Reorganization only if each of the following conditions is satisfied or waived:

●

absence of any stop order suspending the effectiveness of the registration statement, of which this proxy statement/prospectus forms a part, relating to the shares of Newco common stock to be issued in the Reorganization;

●	approval and adoption of the Reorganization Agreement by RMCF’s shareholders;

●	receipt of approval for listing on the NASDAQ Global Market of shares of Newco common stock to be issued in the Reorganization;

●	absence of any order or proceeding that would prohibit or make illegal completion of the Reorganization; and

●	receipt by RMCF and Newco of a legal opinion of Perkins Coie LLP with respect to the material U.S. federal income tax consequences of the Reorganization.

Effectiveness of Reorganization

The Reorganization will become effective on the date we file a certificate of merger with the Secretary of State of the State of Colorado or a later date that we specify therein. We will file the certificate when the conditions to the Reorganization described above have been satisfied or waived. Unless otherwise determined by the Board of Directors, we expect that the Reorganization will be effective on or about March 1, 2015.

Termination of Reorganization Agreement

The Reorganization Agreement may be terminated at any time prior to the completion of the Reorganization (even after adoption by our shareholders) by action of the Board of Directors if it determines that for any reason the completion of the transactions provided for therein would be inadvisable or not in the best interest of our company or our shareholders.

Amendment of Reorganization Agreement

The Reorganization Agreement may, to the extent permitted by the Colorado Business Corporations Act (the “CBCA”), be supplemented, amended or modified at any time prior to the completion of the Reorganization (even after adoption by our shareholders), by the mutual consent of the parties thereto.

Material U.S. Federal Income Tax Consequences

The following discussion summarizes the material U.S. federal income tax consequences of the Reorganization to U.S. holders of RMCF common stock. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), current and proposed Treasury regulations and judicial and administrative decisions and rulings as of the date of this proxy statement/prospectus, all of which are subject to change (possibly with retroactive effect) and all of which are subject to differing interpretation. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to you in light of your particular circumstances or to persons subject to special treatment under U.S. federal income tax laws. In particular, this discussion deals only with shareholders that hold RMCF common stock as capital assets for U.S. federal income tax purposes. In addition, this discussion does not address the tax treatment of special classes of shareholders, such as banks, insurance companies, tax-exempt organizations, financial institutions, broker-dealers, persons holding RMCF common stock as part of a hedge, straddle or other risk reduction, constructive sale or conversion transaction, U.S. expatriates, persons who own more than 5% of the outstanding RMCF common stock, persons subject to the alternative minimum tax and persons who acquired RMCF common stock through the exercise of an employee option or otherwise as compensation. If you are not a U.S. holder (as defined below), this discussion does not apply to you.

As used in this summary, a “U.S. holder” is:

●	an individual U.S. citizen or resident alien;
●	a corporation, partnership or other entity created or organized under U.S. law (federal or state);
●	an estate whose worldwide income is subject to U.S. federal income tax; or
●

a trust if a court within the United States of America is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or certain trusts formed prior to August 20, 1996, if such trust has a valid election in effect to be treated as a domestic trust for U.S. federal income tax purposes.

If a partnership (including, for this purpose, any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of RMCF common stock, the U.S. federal income tax consequences to a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. A holder of RMCF common stock that is a partnership, and the partners in such partnership, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reorganization.

ALL HOLDERS ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISORS REGARDING THE TAX CONSEQUENCES OF THE REORGANIZATION TO THEIR PARTICULAR SITUATION, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL, FOREIGN AND OTHER TAX LAWS.

General

RMCF and Newco intend that merger will constitute an exchange of RMCF common stock for Newco common stock governed by Section 351 of the Code, as well as a reorganization within the meaning of Section 368(a) of the Code . It is a condition to RMCF’s and Newco’s obligation to complete the Reorganization that RMCF and Newco receive a legal opinion from Perkins Coie LLP, dated as of the completion of the Reorganization, to the effect that the Reorganization will constitute an exchange of RMCF common stock for Newco common stock governed by Section 351 of the Code, as well as a reorganization within the meaning of Section 368(a) of the Code. The opinion of counsel will be based on then-existing law and based in part upon representations contained in letters and certificates to be received from Newco, RMCF and MergerCo, which counsel will assume to be true, correct and complete. If the representations or assumptions upon which the opinion of counsel is based are inaccurate, the opinion of counsel and the U.S. federal income tax consequences of the Reorganization could be adversely affected. In addition, the opinion will be subject to various qualifications and limitations set forth in the opinion. Neither Newco nor RMCF has requested nor will request a private letter ruling from the Internal Revenue Service as to the tax consequences of the Reorganization. The opinion of counsel will not be binding upon the Internal Revenue Service or any other taxing authority. Consequently, no assurance is given that the Internal Revenue Service will not assert, or that a court would not sustain, a position contrary to any of those set forth below.

U.S. Federal Income Tax Consequences of the Reorganization to U.S. Holders of RMCF Common Stock

Based upon the facts and representations contained in the representations contained in the representation letter received from Newco, RMCF and MergerCo substantially similar to those described above under “General,” in the opinion of Perkins Coie LLP:

●

The Reorganization will constitute an exchange of RMCF common stock for Newco common stock governed by Section 351 of the Code, as well as a reorganization within the meaning of Section 368(a) of the Code; and as a result:

●	A U.S. holder of RMCF common stock will not recognize gain or loss upon the exchange of its RMCF common stock for Newco common stock;

●

The aggregate tax basis of the shares of Newco common stock the U.S. holder receives in exchange for its shares of RMCF common stock in the Reorganization will be the same as the aggregate tax basis of the shares of RMCF common stock surrendered in exchange therefor; and

●

The holding period of the shares of Newco common stock the U.S. holder receives in the Reorganization will include the holding period of its shares of RMCF common stock surrendered in exchange therefor.

Reporting Requirements

U.S. holders of RMCF common stock who receive Newco common stock and, upon completion of the Reorganization, own Newco common stock representing at least 5% of the total combined voting power or value of the total outstanding Newco common stock, are required to attach to their tax returns for the year in which the mergers are completed, and maintain a permanent record of, a complete statement of all the facts relating to the exchange of stock in connection with the mergers containing the information listed in Treasury regulations section 1.368-3. The facts to be disclosed by a U.S. holder include the aggregate fair market value of, and the U.S. holder’s basis in, the RMCF common stock exchanged pursuant to the Reorganization.

Anticipated Accounting Treatment

For accounting purposes, our Reorganization into a holding company structure will be treated as a merger of entities under common control. The accounting treatment for such events is similar to the former “pooling of interests method.” Accordingly, the financial position and results of operations of RMCF will be included in the consolidated financial statements of Newco on the same basis as currently presented.

Authorized Capital Stock

RMCF’s articles of incorporation currently authorizes the issuance of 100,000,000 shares of common stock and 250,000 shares of preferred stock. Newco’s amended and restated certificate of incorporation, which would govern the rights of our stockholders after the Reorganization, currently authorizes the issuance of 46,000,000 shares of common stock and 250,000 shares of preferred stock. The Board of Directors determined that a lower number of authorized shares of common stock would be sufficient for the future strategy, operations and plans of Newco. Upon completion of the Reorganization, the number of shares of Newco common stock that will be outstanding will be equal to the number of shares of RMCF common stock outstanding immediately prior to the Reorganization.

Listing of Newco Common Stock on the NASDAQ Global Market; De-listing and De-registration of RMCF Common Stock

The completion of the Reorganization is conditioned on the approval for listing of the shares of Newco common stock issuable in the Reorganization (and any other shares to be reserved for issuance in connection with the Reorganization) on the NASDAQ Global Market. We expect that the Newco common stock will trade under the ticker symbol “RMCF”, the same ticker symbol currently used by RMCF. In addition, Newco will become a reporting company under the Exchange Act.

Following the Reorganization, RMCF’s common stock will no longer be quoted on the NASDAQ Global Market and will no longer be registered under the Exchange Act. In addition, RMCF will cease to be a reporting company under the Exchange Act.

Board of Directors and Executive Officers of Newco Following the Reorganization

Presently, the Newco Board of Directors and the RMCF Board of Directors are comprised of the same persons. We expect that immediately following the Reorganization the Newco Board of Directors will be comprised of Franklin E. Crail, Scott G. Capdevielle, Clyde Wm. Engle, Gerald A. Kien, Bryan J. Merryman and Lee N. Mortenson, if each of the directors are elected as directors of RMCF at the Annual Meeting.

We expect that the executive officers of Newco following the Reorganization will be the same as those of RMCF immediately prior to the Reorganization.

For information concerning persons expected to become directors of Newco, see “Proposal 2 — Election of Directors.”

Independent Registered Public Accounting Firm of Newco

Unless the Board of Directors determines otherwise, we expect to complete the Reorganization on or about March 1, 2015, provided that our shareholders approve the Reorganization and all other conditions to completion of the Reorganization are satisfied. If the Reorganization is completed before the end of RMCF’s current fiscal year, the adoption by the holders of RMCF common stock of the Reorganization Agreement will also constitute ratification of EKS&H LLLP as described under the caption “Proposal 4 — Ratification of the Appointment of the Independent Registered Public Account Firm” as the independent registered public accounting firm of Newco for the fiscal year ending February 28, 2015.

Issuances of Newco Common Stock Under the RMCF Equity Plans

The adoption by the holders of RMCF common stock of the Reorganization Agreement will also constitute approval of the assumption by Newco of the RMCF Equity Plans and, where appropriate, the future issuance of shares of Newco common stock in lieu of shares of RMCF common stock under the RMCF Equity Plans, each as amended in connection with the Reorganization without further shareholder action.

Newco Certificate of Incorporation and Bylaws

The adoption by the holders of RMCF common stock of the Reorganization Agreement will also constitute approval of the terms of the Newco amended and restated certificate of incorporation and bylaws in the form attached to this proxy statement/prospectus as Annexes II and III, respectively.

Restrictions on the Sale of Newco Shares

The shares of Newco common stock to be issued in the Reorganization will be registered under the Securities Act. These shares will be freely transferable under the Securities Act, subject to existing contractual restrictions and restrictions on certain affiliates of Newco.

Description of NEWCO Capital Stock

Rocky Mountain Chocolate Factory, Inc. (“Newco”) is incorporated in the State of Delaware. The rights of stockholders of Newco will generally be governed by Delaware law and Newco’s amended and restated certificate of incorporation (“certificate of incorporation”) and bylaws. The following is a summary of the material provisions of Newco’s certificate of incorporation and bylaws. This summary is not complete and is qualified by reference to Delaware statutory and common law and the full texts of Newco’s certificate of incorporation and bylaws, which are attached as Annexes II and III, respectively, to this proxy statement/prospectus.

General

The authorized capital stock of Newco consists of 46,000,000 shares of common stock, $0.001 par value per share, and 250,000 shares of preferred stock, $0.001 par value per share.

Common Stock

The holders of common stock are entitled to one vote per share on all matters to be voted on by the common stockholders. The holders of our common stock are not entitled to cumulative voting in the election of directors. Therefore, holders of a majority of the shares voting for the election of directors can elect all directors. Subject to preferences of any outstanding shares of preferred stock, the holders of common stock are entitled to receive ratably any dividends the Board of Directors may declare out of funds legally available for the payment of dividends. If Newco is liquidated, dissolved or wound up, the holders of common stock are entitled to share pro rata in all assets remaining after payment of, or provision for, Newco’s liabilities and liquidation preferences of any outstanding shares of preferred stock. Holders of common stock have no pre-emptive rights or rights to convert their common stock into any other securities. There are no redemption or sinking fund provisions applicable to the common stock.

Preferred Stock

The Board of Directors will have the authority, without further action by the stockholders, to issue up to 250,000 shares of preferred stock from time to time in one or more series, of which 50,000 shares of preferred stock will be designated as “Series A Junior Participating Preferred Stock” as described below. The Board of Directors also has the authority to fix the designations, voting powers, preferences, privileges, rights and limitations of any series of preferred stock, including dividend rights, conversion rights, voting rights, terms of redemption and liquidation preferences, any or all of which may be greater than the rights of the common stock. The Board of Directors, without stockholder approval, can issue preferred stock with voting, conversion or other rights that could adversely affect the voting power and other rights of the holders of common stock. The issuance of preferred stock may decrease the market price of our common stock.

Series A Junior Participating Preferred Stock

The rights, preferences and privileges of the Series A Junior Participating Preferred Stock of Newco (the “Newco Series A Preferred Stock”) are set forth in the proposed form of Certificate of Designations of Series A Junior Participating Preferred Stock of Newco, which is attached as Exhibit A to the form of Newco’s certificate of incorporation attached hereto as Annex II, and the Newco Series A Preferred Stock is identical in all material respects to the Series A Junior Participating Preferred Stock of RMCF set forth on the Statement of Rights and Preferences of Series A Junior Participating Preferred Stock of RMCF filed as part of Exhibit 3.1 to RMCF’s Current Report on Form 8-K filed with the SEC on May 22, 2009. For a description of the Newco Series A Preferred Stock, see “Description of RMCF Capital Stock—Preferred Stock—Series A Junior Participating Preferred Stock” below in this proxy statement/prospectus.

Rights Plan

A stockholder rights plan for holders of common stock of Newco will be in effect immediately prior to the completion of the Reorganization. The stockholder rights plan will be identical in all material respects to the existing rights plan of RMCF. For a detailed description of the rights plan, see “Description of RMCF Capital Stock—Rights Plan” below in this proxy statement/prospectus. A copy of the form of the stockholder rights plan to be effective immediately prior to the completion of the Reorganization is filed as Exhibit 10.3 to the Registration Statement on Form S-4 to which this proxy statement/prospectus is a part.

Preemptive Rights

Under Delaware law, a stockholder is not entitled to pre-emptive rights to subscribe for additional issuances of common stock or any other class of series of common stock or any security convertible into such stock in proportion to the shares that are owned unless there is a provision to the contrary in the certificate of incorporation. Newco’s certificate of incorporation does not provide that stockholders are entitled to pre-emptive rights.

Anti-Takeover Effects of Certain Provisions of Newco’s Certificate of Incorporation, Bylaws and Delaware Law

Provisions of Newco’s certificate of incorporation, its bylaws and Delaware law could have the effect of delaying or preventing a third party from acquiring the company, even if the acquisition would benefit Newco’s stockholders. These provisions may delay, defer or prevent a tender offer or takeover attempt of the company that a stockholder might consider in the stockholder’s best interest, including those attempts that might result in a premium over the market price for the shares held by its stockholders. These provisions are intended to enhance the likelihood of continuity and stability in the composition of the Board of Directors and in the policies formulated by the Board of Directors and to reduce Newco’s vulnerability to an unsolicited proposal for a takeover that does not contemplate the acquisition of all of Newco’s outstanding shares, or an unsolicited proposal for our restructuring or sale of all or part of its business.

Authorized but Unissued Shares of Common Stock and Preferred Stock

Newco’s authorized but unissued shares of common stock and preferred stock are available for its Board of Directors to issue without stockholder approval. As noted above, the Board of Directors, without stockholder approval, has the authority under the certificate of incorporation to issue preferred stock with rights superior to the rights of the holders of common stock. As a result, preferred stock could be issued quickly, could adversely affect the rights of holders of common stock and could be issued with terms calculated to delay or prevent a change of control or make removal of management more difficult. Newco may use the additional authorized shares of common or preferred stock for a variety of corporate purposes, including future public offerings to raise additional capital, corporate acquisitions and employee benefit plans. The existence of Newco’s authorized but unissued shares of common stock and preferred stock could render more difficult or discourage an attempt to obtain control of the company by means of a proxy contest, tender offer, merger or other transaction.

Stockholder Action; Special Meetings of Stockholders

The certificate of incorporation provides that any action required or permitted to be taken by stockholders at an annual meeting or special meeting of the stockholders may only be taken at an annual or special meeting before which it is properly brought, and not by written consent without a meeting. The certificate of incorporation also provides that special meetings of stockholders may be called only by Board of Directors or by the chairman of the Board of Directors.

Advance Notice Requirements for Stockholders Proposals and Director Nominations

The bylaws provide that stockholders seeking to bring business before a meeting of stockholders, or to nominate candidates for election as directors at a meeting of stockholders, must provide Newco with timely written notice of their proposal. The bylaws also specify requirements as to the form and content of a stockholder’s notice. These provisions may preclude stockholders from bringing matters before an annual meeting of stockholders or from making nominations for directors at an annual meeting of stockholders.

Amendment to the Certificate of Incorporation and Bylaws

The certificate of incorporation may generally be amended by a majority of its stockholders, except with respect to provisions regarding the Board of Directors and stockholder meetings, which may only be amended upon approval of holders of at least 66-2/3% of Newco’s outstanding voting stock. The bylaws may generally be amended by the Board of Directors or by stockholders upon approval of holders of at least 66-2/3% of Newco’s outstanding voting stock.

Forum Selection

The certificate of incorporation provides that, unless Newco consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on Newco’s behalf, (ii) any action asserting a claim of breach of a fiduciary duty, (iii) any action asserting a claim against Newco arising pursuant to the Delaware General Corporation Law (“DGCL”), the certificate of incorporation or bylaws or (iv) any action asserting a claim against Newco that is governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of Newco shall be deemed to have notice of and consented to this forum selection provision. Although Newco has included a choice of forum clause in the certificate of incorporation, it is possible that a court could rule that such clause is inapplicable or unenforceable.

Litigation Costs

The bylaws provide that, to the fullest extent permitted by law, in the event that (i) any current or prior stockholder of Newco or anyone on their behalf (“Claiming Party”) initiates or asserts any claim or counterclaim (“Claim”) or joins, offers substantial assistance to, or has a direct financial interest in any Claim against Newco and/or any director, officer, employee or affiliate, and (ii) the Claiming Party (or the third party that received substantial assistance from the Claiming Party or in whose Claim the Claiming Party had a direct financial interest) does not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought, then each Claiming Party shall be obligated jointly and severally to reimburse Newco and any such director, officer, employee or affiliate, the greatest amount permitted by law of all fees, costs and expenses of every kind and description (including but not limited to, all reasonable attorneys’ fees and other litigation expenses) that the parties may incur in connection with such Claim.

This fee-shifting bylaw is not limited to specific types of actions nor to specific persons who are obligated to pay, or entitled to recover, fees or expenses under the bylaw. We intend for the fee-shifting bylaw to be interpreted and applied in all respects in the broadest manner permitted by law. There are several types of remedies that a Claiming Party may seek in connection with an action or proceeding against Newco, including declaratory or injunctive relief, or monetary damages. If a Claiming Party is not successful in obtaining a judgment that substantially achieves in substance, such as in the case of a Claim for declaratory or injunctive relief, or amount, such as in the case of a Claim for monetary damages, the full remedy sought, then Newco’s and its directors’, officers’, employees’ and affiliates’ litigation expenses may be shifted to the Claiming Party.

Fee-shifting bylaws are relatively new and untested. The case law and potential legislative action on fee-shifting bylaws are evolving and there exists considerable uncertainty regarding the validity of, and potential judicial and legislative responses to, such bylaws. For example, it is unclear whether Newco’s ability to invoke this fee-shifting bylaw in connection with Claims under the federal securities laws, including Claims related to the Reorganization, would be pre-empted by federal law. Similarly, it is unclear how courts might apply the standard that a Claiming Party must obtain a judgment that substantially achieves, in substance and amount, the full remedy sought. The application of this fee-shifting bylaw in connection with such Claims, if any, will depend in part on future developments of the law. There can be no assurance that Newco will or will not invoke this fee-shifting bylaw in any particular dispute, including any Claims under federal securities laws or related to the Reorganization.

If a current or prior stockholder that brings any Claim is unable to obtain the required judgment, the attorneys’ fees and other litigation expenses that might be shifted to a Claiming Party are potentially significant. This fee-shifting bylaw, therefore, may dissuade or discourage current or prior stockholders (and their attorneys) from initiating lawsuits or claims against Newco or its directors, officers, employees or affiliates, including Claims that that may otherwise be in the best interests of stockholders of Newco as a whole.  In addition, it may impact the fees, contingency or otherwise, required by potential plaintiffs’ attorneys to represent Newco’s stockholders or otherwise discourage plaintiffs’ attorneys from representing Newco’s stockholders at all. As a result, this fee-shifting bylaw may limit the ability of stockholders to affect the management and direction of Newco, particularly through litigation or the threat of litigation.

Delaware Anti-Takeover Statute

Newco is subject to the provisions of Section 203 of the DGCL, an anti-takeover law. Subject to exceptions, the statute prohibits a publicly-held Delaware corporation from engaging in a “business combination” with an “interested stockholder” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless:

●	prior to such date, the Board of Directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

●

upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding for purposes of determining the number of shares outstanding, those shares owned by (1) persons who are directors and also officers and (2) employee stock plans in which employee participants do not have the right to determine confidentially whether shares held subject to the plan will be tendered in a tender or exchange offer); or

●

on or after such date, the business combination is approved by the Board of Directors and authorized at an annual or special meeting of stockholders and not by written consent, by the affirmative vote of at least 66-2/3% of the outstanding voting stock which is not owned by the interested stockholder.

For purposes of Section 203, a “business combination” includes a merger, asset sale or other transaction resulting in a financial benefit to the interested stockholder, with an “interested stockholder” being defined as a person who, together with affiliates and associates, owns, or within three years prior to the date of determination whether the person is an “interested stockholder,” did own, 15% or more of the corporation’s voting stock.

Transfer Agent

We expect that the transfer agent for Newco common stock will be Computershare Trust Company, N.A., 350 Indiana Street, Suite 750, Golden, Colorado 80401.

NASDAQ Global Market Listing

We expect that Newco common stock will be listed on the NASDAQ Global Market under the trading symbol “RMCF”.

Description of RMCF Capital Stock

Rocky Mountain Chocolate Factory, Inc. (“RMCF”) is incorporated in the State of Colorado. The rights of shareholders of RMCF are generally governed by Colorado law and RMCF’s articles of incorporation and bylaws. The following is a summary of the material provisions of RMCF’s articles of incorporation and bylaws. This summary is not complete and is qualified by reference to Colorado statutory and common law and the full texts of RMCF’s articles of incorporation and bylaws. A copy of RMCF’s articles of incorporation is attached as Exhibit 3.1 to the Annual Report on Form 10-K of RMCF for the year ended February 28, 2009, filed with the SEC on May 26, 2009, as amended by the Articles of Amendment attached as Exhibit 3.1 to the Current Report on Form 8-K of RMCF filed with the SEC on May 22, 2009. A copy of RMCF’s bylaws is attached as Exhibit 3.1 to the Current Report on Form 8-K of RMCF filed with the SEC on December 14, 2007.

General

RMCF is authorized to issue 100,000,000 shares of common stock, $0.03 par value per share, and 250,000 shares of preferred stock, $0.10 par value per share. As of December 26, 2014, RMCF had 6,101,858 shares of common stock outstanding held of record by approximately 327 holders. The outstanding shares of RMCF’s common stock are fully paid and non-assessable. No shares of preferred stock are issued and outstanding.

Common Stock

Holders of RMCF’s common stock are entitled to one vote for each share held on all matters submitted to a vote of the stockholders, other than the election of directors. With respect to the election of directors, the articles of incorporation provide for cumulative voting. Accordingly, a stockholder is entitled to the number of votes obtained by multiplying the number of directors being elected by the number of shares of common stock owned by such stockholder, and the stockholder may cast all of those votes for a single nominee or divide them among any two or more nominees in any proportions desired. Holders of common stock are entitled to receive ratably such dividends, if any, as may be declared from time to time by the Board of Directors out of funds legally available therefor, and are entitled to receive, pro rata, all assets of RMCF available for distribution to such holders upon liquidation. Holders of common stock have no preemptive, subscription or redemption rights.

Preferred Stock

Pursuant to the articles of incorporation, RMCF is authorized to issue 250,000 shares of preferred stock, which may be issued from time to time in one or more series upon authorization by the Board of Directors, of which 50,000 shares of preferred stock have been designated as “Series A Junior Participating Preferred Stock” as described below. The Board of Directors, without further approval of the stockholders, is authorized to fix the dividend rights and terms, conversion rights, voting rights, redemption rights and terms, liquidation preferences, and any other rights, preferences, privileges and restrictions applicable to each series of preferred stock. The issuance of preferred stock, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, adversely affect the voting power of the holders of common stock and, under certain circumstances, make it more difficult for a third party to gain control of the company, discourage bids for RMCF’s common stock at a premium, or otherwise adversely affect the market price of the common stock.

Series A Junior Participating Preferred Stock

The rights, preferences and privileges of the Series A Junior Participating Preferred Stock of RMCF (the “RMCF Series A Preferred Stock”) are set forth in the Statement of Rights and Preferences of Series A Junior Participating Preferred Stock of RMCF filed as part of Exhibit 3.1 to the Current Report on Form 8-K of RMCF filed with the SEC on May 22, 2009.

Pursuant to the rights of the RMCF Series A Preferred Stock, subject to the rights of holders of any shares of any series of preferred stock or other class of capital stock ranking prior and superior, the holders of RMCF Series A Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors out of the assets of the company legally available therefor, (i) quarterly dividends payable in cash on the last day of each fiscal quarter in each year, commencing on the first dividend payment date after the first issuance of a share or fraction of a share of RMCF Series A Preferred Stock, in an amount of $0.01 per share less amount of all cash dividends declared on the Series A Preferred Stock pursuant to the following clause (ii) since the immediately preceding dividend payment date or, with respect to the first dividend payment date, since the first issuance of any share or fraction of a share of RMCF Series A Preferred Stock, and (ii) dividends payable in cash on the payment date for each cash dividend declared on the common stock in an amount per share equal to 1,000 (as adjusted, the “Formula Number”) multiplied times the cash dividends then to be paid on each share of common stock. In addition, if the company shall pay any dividend or make any distribution on the common stock payable in assets, securities or other forms of non-cash consideration (other than dividends or distributions solely in shares of common stock), then, in each such case, the company shall simultaneously pay or make on each outstanding share of RMCF Series A Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect multiplied times such dividend or distribution on each share of the common stock.

Holders of RMCF Series A Preferred Stock have the right to vote on all matters submitted to a vote of shareholders with each share of RMCF Series A Preferred Stock entitled to the number of votes equal to the Formula Number multiplied by the maximum number of votes per share which any holder of common stock has with respect to any matter.  Except as otherwise provided by law, holders of RMCF Series A Preferred Stock and holders of common stock generally vote together as one class on all matters submitted to a vote of shareholders. Holders of RMCF Series A Preferred Stock are entitled to certain voting rights with respect to directors of the company if the payment of six quarterly dividends are in default.

Unless otherwise provided in the rights attaching to a designated series of preferred stock, the RMCF Series A Preferred Stock rank junior to any other series of preferred stock as to the payment of dividends and distribution of assets on liquidation, dissolution or winding up, and rank senior to the common stock.

Upon any liquidation, dissolution or winding up of the company, no distributions shall be made to holders of shares ranking junior to the RMCF Series A Preferred Stock unless, prior thereto, the holders of RMCF Series A Preferred Stock shall have received an amount equal to accrued and unpaid dividends and distributions, whether or not declared, to the date of such payment, plus an amount equal to the greater of (1) $1.00 per share or (2) an aggregate amount per share equal to the Formula Amount multiplied by the aggregate amount to be distributed per share to holders of common stock or to the holders of shares ranking on parity with the RMCF Series A Preferred Stock, except distributions made ratably on the RMCF Series A Preferred Stock and all other such parity shares in proportion to the total amount to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

If the company enters into any consolidation, merger, combination or other transaction in which shares of common stock are exchanged for or changed into cash, other securities and/or any other property, then any RMCF Series A Preferred Stock issued and outstanding shall at the same time be similarly exchanged or changed in an amount per share equal to Formula Amount multiplied by the aggregate amount of cash, securities and/or other property, as the case may be, into which or for which each share of common stock is changed or exchanged.

The RMCF Series A Preferred Stock is not redeemable, provided that the company may purchase or otherwise acquire outstanding shares of RMCF Series A Preferred Stock in the open market or by offer to any holder or holders of shares of RMCF Series A Preferred Stock. The RMCF Series A Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

Rights Plan

On May 19, 2009, RMCF and Computershare Trust Company, N.A. (the “Rights Agent”) entered into an Amended and Restated Rights Agreement (the “Rights Agreement”). The following is a summary of the material provisions of Rights Agreement, and this summary is not complete and is qualified by reference to Rights Agreement filed as Exhibit 4.1 to Amendment No. 1 to the Registration Statement on Form 8-A/A of RMCF filed with the SEC on May 19, 2009.

On May 18, 2009, the Board of Directors authorized and declared a dividend of one right (a “Right”) for each outstanding share of common stock. The dividend was payable on May 19, 2009 (the “Record Date”) to the holders of record of common stock at the close of business on that date. In addition, RMCF authorized the issuance of one Right with respect to each share of common stock that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are defined below). When exercisable, each Right entitles the registered holder to purchase from RMCF one one-thousandth of a share of RMCF Series A Preferred Stock (the “Preferred Shares”), at a price of $30 per one one-thousandth of a Preferred Share (the “Purchase Price”), subject to adjustment.

Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an “Acquiring Person”) has acquired beneficial ownership of 15 percent or more of the outstanding common stock and (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated or associated persons becomes an Acquiring Person) following the commencement of, or first public announcement of an intention to commence, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of affiliated or associated persons of 15 percent or more of the outstanding common stock (the earlier of such dates being herein referred to as the “Distribution Date”), the Rights will be evidenced, with respect to any of the common stock certificates outstanding as of the Record Date, by such common stock certificate with a copy of a Summary of Rights to Purchase Preferred Shares (“Summary of Rights”), in substantially the form attached to the Rights Agreement. No person who is the beneficial owner of 15 percent or more of common stock on the date of the Rights Agreement shall be deemed to be an Acquiring Person unless and until such person becomes the beneficial owner of any additional common stock and, immediately after the acquisition of such additional shares, is the beneficial owner of 15 percent or more of common stock.

The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the common stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new common stock certificates issued after the Record Date, upon transfer or new issuance of common stock, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for common stock outstanding on or after the Record Date, even without such notation or a copy of the Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the common stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of common stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights. The Rights are not exercisable until the Distribution Date.

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution and in the event of a stock split of the common stock or a stock dividend on the common stock payable in common stock or subdivisions, consolidations or combinations of the common stock occurring, in any such case, prior to the Distribution Date.

In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be null and void and nontransferable), will thereafter have the right to receive upon exercise that number of shares of common stock having a market value of two times the exercise price of the Right. In the event that RMCF is acquired in a merger or other business combination transaction or 50 percent or more of its consolidated assets or earning power are sold after a person or group of affiliated or associated persons has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right.

At any time after any person or group of affiliated or associated persons becomes an Acquiring Person and prior to the acquisition by such person or group of 50 percent or more of the outstanding common stock, the Board of Directors may exchange the Rights (other than Rights owned by such person or group which will have become null and void and nontransferable), in whole or in part, at an exchange ratio of one shares of common stock, or one one-thousandth of a Preferred Share (or of a share of a class or series of RMCF’s preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least one percent in such Purchase Price. RMCF may, but shall not be required to, issue fractions of a Preferred Share (other than one one-thousandth of a Preferred Share or any integral multiple thereof, which may, at the election of RMCF, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

At any time prior to the close of business on the tenth day following a public announcement that an Acquiring Person has become such an Acquiring Person, the Board of Directors may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”). The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. The time at which the Rights are redeemed by the company is herein referred to as the “Redemption Date.” Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights will be to receive the Redemption Price.

At any time prior to the Distribution Date and subject to the last sentence of this paragraph, the terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights, including without limitation an amendment to lower certain thresholds described above to not less than the greater of (i) the sum of 0.001% and the largest percentage of the outstanding common stock then known by RMCF to be beneficially owned by any person or group of affiliated or associated persons and (ii) 10%. From and after the Distribution Date and subject to applicable law, the terms of the Rights may be amended by the Board of Directors without the consent of the holders of the Rights to, among other things, make any other provisions in regard to matters under the Rights Agreement that RMCF may deem necessary or desirable and that shall not adversely affect the interests of the holders of the Rights (other than an Acquiring Person or an affiliate or associate of an Acquiring Person). The terms of the Rights may not be amended to (i) reduce the Redemption Price (except as required by antidilution provisions) or (ii) provide for an earlier Final Expiration Date. Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of RMCF, including, without limitation, the right to vote or to receive dividends.

Indemnification of Directors and Officers

RMCF’s articles of incorporation provides that RMCF shall indemnify its directors and officers, to the fullest extent permitted by Colorado law.

Transfer Agent

The transfer agent for RMCF common stock is Computershare Trust Company, N.A., 350 Indiana Street, Suite 750, Golden, Colorado 80401.

NASDAQ Global Market Listing

RMCF common stock is listed on the NASDAQ Global Market under the trading symbol “RMCF”.

Comparative Rights of Holders of NEWCO Capital Stock and RMCF Capital Stock

At the effective time of the merger, RMCF common stock will be converted on a one-for-one basis into Newco common stock. As a result, Newco’s certificate of incorporation and bylaws and the applicable provisions of the DGCL will govern the rights of the former RMCF shareholders are currently governed by the CBCA and common law, RMCF’s articles of incorporation and RMCF’s amended and restated bylaws. The rights of Newco stockholders after the completion of the Reorganization will be governed by the DGCL and common law, Newco’s certificate of incorporation and its bylaws. The following summary compares the material rights that RMCF shareholders currently have and the rights that they will have as stockholders of Newco following the Reorganization. This summary is qualified in its entirety by reference to the full text of the aforementioned authorities. For detailed descriptions of the capital stock of RMCF and Newco, see “Description of RMCF Capital Stock” and “Description of Newco Capital Stock” in this proxy statement/prospectus.

	Rights of Holders of RMCF Common Stock	Rights of Holders of Newco Common Stock
Capitalization:

RMCF’s articles of incorporation authorizes RMCF to issue 100,000,000 shares of RMCF common stock, par value $0.03 per share, and 250,000 shares of RMCF preferred stock, par value $0.10 per share. No shares of preferred stock have been issued.

Newco’s certificate of incorporation authorizes Newco to issue 46,000,000 shares of Newco common stock, par value $0.001 per share, and 250,000 shares of Newco preferred stock, par value $0.001 per share. No shares of preferred stock have been issued.

Blank Check Preferred Stock:

RMCF’s articles of incorporation provide for up to 250,000 shares of blank check preferred stock, of which 50,000 shares of preferred stock have been designated as “Series A Junior Participating Preferred Stock” in connection with the rights plan.

Newco’s certificate of incorporation provides for up to 250,000 shares of blank check preferred stock, of which 50,000 shares of preferred stock will be designated as “Series A Junior Participating Preferred Stock” in connection with the rights plan.

Voting Rights:

RMCF common shareholders are entitled to one vote for each share and vote together as a single class.

Under the CBCA, shareholders have the right to cumulate their votes in the election of directors under specified procedures unless the articles of incorporation or bylaws of specified categories of corporations provide otherwise. RMCF’s articles of incorporation provide for cumulative voting for the election of directors.

Newco common stockholders are entitled to one vote for each share and vote together as a single class.

Under the DGCL, stockholders do not have the right to cumulate their votes in the election of directors unless such right is granted in the certificate of incorporation. Newco’s certificate of incorporation does not provide for cumulative voting for the election of directors.

Quorum:	RMCF’s bylaws provide that holders of a majority of the shares entitled to vote, present in person or by proxy, constitute a quorum at a shareholder meeting.	Newco’s bylaws provide that holders of a majority of the shares entitled to vote, present in person or by proxy, constitute a quorum at a stockholder meeting.
Number of Directors:

Under the CBCA, the number of directors must be specified in a corporation’s bylaws. RMCF’s bylaws provide that the Board of Directors is to be set by the Board within a range of between three and nine members. The CBCA, unlike the DGCL, provides that shareholders may amend a corporation’s bylaws without the approval of the Board of Directors. Accordingly, under the CBCA, shareholders of RMCF have the ability to determine the size of the Board of Directors.

The DGCL permits a corporation’s certificate of incorporation to specify the number of directors if it is not specified in the bylaws. Newco’s bylaws provide that the number of members may be fixed from time to time by resolution of Newco’s Board of Directors.

Voting Required For Election of Directors:	The CBCA and RMCF’s bylaws provide that the vote of a plurality of the shares entitled to vote for directors is required in order to elect a director.	Newco’s bylaws provide that a vote of a plurality of the votes cast at a meeting of the stockholders by the holders of stock entitled to vote in the election will be required to elect a director.

	Rights of Holders of RMCF Common Stock	Rights of Holders of Newco Common Stock
Removal of Directors:

Consistent with the CBCA, RMCF’s bylaws provide that its shareholders may remove directors of the company, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of directors.

Newco’s bylaws provide that members of Newco’s Board of Directors may be removed only for cause by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.

Classified Board of Directors:	RMCF’s articles of incorporation do not provide for a classified Board of Directors. Accordingly, under the CBCA, all of RMCF’s directors are elected annually.	Newco’s certificate of incorporation does not provide for a classified Board of Directors. Accordingly, under the DGCL, all directors of Newco will be elected annually.
Vacancies on the Board of Directors:

Under the CBCA and RMCF’s bylaws, any vacancies on the Board of Directors, however resulting, or newly created directorships resulting from any increase in the number of directors, shall be filled by the affirmative vote of a majority of the remaining directors then in office.

Under the DGCL and Newco’s bylaws, any vacancies on the board, however resulting, or newly created directorships resulting from any increase in the number of directors, shall be filled by the affirmative vote of a majority of the remaining directors then in office.

Record Date:

Under the CBCA, the Board of Directors may fix a record date which shall not be more than 70 days before the date of any shareholder meeting or any other action requiring a determination of shareholders.

Under the DGCL and Newco’s bylaws, the Board of Directors may fix a record date which shall not be more than 60 nor less than 10 days before the date of any stockholder meeting, nor more than 60 days prior to any other action.

Notice of Meetings:

Under the CBCA, (i) if the authorized shares of RMCF are to be increased, at least 30 days’ notice shall be given to the shareholders of record and (ii) if a shareholder meeting is adjourned for more than 120 days (in which case a new record date is to be fixed by the Board of Directors), notice shall be given to record holders as of the new record date. In all other cases, shareholders must be given at least 10 days’ notice, but not more than 60 days’ notice, of shareholder meetings.

Each stockholder entitled to vote must be given written notice (unless waived) of each annual or special meeting, stating the place, date, time and purpose(s) of the meeting, not less than 10 days nor more than 60 days before the date of the meeting. If a shareholder meeting is adjourned for more than 30 days (in which case a new record date is to be fixed by the Board), notice shall be given in accordance with the bylaws.

Action by Shareholders Without a Meeting:	The CBCA and RMCF’s bylaws require unanimous written consent for any shareholder action taken without a meeting.	As permitted under the DGCL, Newco’s certificate of incorporation prohibits stockholder action except at an annual or special meeting of stockholders, and no action may be taken by written consent.
Special Stockholders’ Meetings:

In accordance with the CBCA, a special meeting of shareholders may be called by the president, the Board or at the request of holders of not less than 10% of the outstanding shares of RMCF entitled to vote at the meeting.

Special meetings of the stockholders may only be called by the Board or the chair of the Board.

	Rights of Holders of RMCF Common Stock	Rights of Holders of Newco Common Stock
Advance Notice Provisions for Director Nominations and Other Business:

The advance notice provisions of RMCF’s bylaws provide that notice shall be delivered to or mailed and received at the principal executive offices of the corporation (i) in the case of a special meeting, not less than 30 days nor more than 75 days prior to the meeting date specified in the notice of such meeting, provided, however, that in the event that less than 40 days’ notice or prior public disclosure of the date of a special meeting is given or made to shareholders, notice by the shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which such notice of the date of the special meeting was mailed or such public disclosure was made, and (ii) in the case of any annual meeting, not less than 75 days prior to the day and month on which, in the immediately preceding year, the annual meeting for such year was held.

The advance notice provisions of Newco’s bylaws provide that notice shall be received by the secretary at the principal executive offices of the corporation not less than 45 or more than 75 days prior to the one-year anniversary of the date on which the corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting of stockholders; provided, however, if the meeting is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice must be received not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

Amendments to Charter:

The CBCA provides that amendments to a corporation’s articles of incorporation (other than certain ministerial amendments that may be made by the Board, without shareholder action) may be proposed by the Board of Directors or by the holders of shares representing at least 10% of all of the votes entitled to be cast on the amendment. The Board of Directors must recommend the amendment to the shareholders, unless the amendment is being proposed by the shareholders, or unless the Board of Directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the shareholders.

The DGCL requires that the Board of Directors adopt a resolution setting forth any proposed amendment to Newco’s certificate of incorporation, declaring its advisability, and that the amendment be approved by a majority of the outstanding stock entitled to vote on the amendment; additionally, the amendment must be approved by a majority of the outstanding stock of each class entitled under to vote separately as a class on the amendment. In addition, the following sections of Newco’s certificate of incorporation may be amended, repealed or altered only at a meeting of the stockholders by vote of the holders of at least 66 2/3% of the shares of capital stock entitled to vote in an election of directors: (1) Article V—Board of Directors; (2) Article VII—Meetings of Stockholders; and (3) Article IX— Amendment to the Certificate of Incorporation and Bylaws. In addition, the vote of the holders of at least 80% of the shares of capital stock entitled to vote in an election of directors shall be required to amend Article IX—Limitation of Director Liability; Indemnification and Advancements of Expenses of Directors and Officers.
Amendments to Bylaws:

Pursuant to RMCF’s bylaws, the bylaws may be altered, amended or repealed or new bylaws may be adopted by either a majority vote of the Board of Directors or the affirmative vote of a majority of the holders of stock entitled to vote on the matter.

Pursuant to Newco’s certificate of incorporation and bylaws, the bylaws may be altered, amended or repealed or new bylaws may be adopted by (i) a majority vote of the Board of Directors or (ii) the affirmative vote of 66 2/3% of the shares of capital stock entitled to vote in an election of directors.

Indemnification of Directors and Officers:	RMCF’s articles of incorporation provide for indemnification to the fullest extent permitted by the CBCA.

Newco’s certificate of incorporation provides for indemnification to the fullest extent permitted by the DGCL. No director shall be personally liable to Newco or its stockholders for monetary damages for breach of fiduciary duty as a director.

	Rights of Holders of RMCF Common Stock	Rights of Holders of Newco Common Stock
Rights Plan

RMCF has a shareholder rights plan pursuant to which, upon the occurrence of certain events, each holder of RMCF Common Stock has the right to purchase one one-thousandth of a share of RMCF Series A Junior Participating Preferred Stock at a price of $30 per one one-thousandth of a share.

Immediately prior to the completion of the Reorganization, Newco will adopt a rights plan identical in all material respects to the shareholder rights plan of RMCF.
Forum Selection:	RMCF’s articles of incorporation and bylaws do not contain a forum selection provision.

Newco’s certificate of incorporation and bylaws contain a forum selection provision pursuant to which, unless the Newco consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of Newco, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of Newco to Newco or Newco’s stockholders, (iii) any action asserting a claim against Newco arising pursuant to any provision of the DGCL or Newco’s certificate of incorporation or bylaws or (iv) any action asserting a claim against Newco governed by the internal affairs doctrine.

Litigation Cost:	RMCF’s bylaws do not contain a litigation costs provision.

Newco’s bylaws provide that, to the fullest extent permitted by law, in the event that (i) any current or prior stockholder or anyone on their behalf (“Claiming Party”) initiates or asserts any claim or counterclaim (“Claim”) or joins, offers substantial assistance to, or has a direct financial interest in any Claim against Newco and/or any director, officer,  employee or affiliate, and (ii) the Claiming Party (or the third party that received substantial assistance from the Claiming Party or in whose Claim the Claiming Party had a direct financial interest) does not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought, then each Claiming Party shall be obligated jointly and severally to reimburse Newco and any such director, officer, employee or affiliate, the greatest amount permitted by law of all fees, costs and expenses of every kind and description (including but not limited to, all reasonable attorneys’ fees and other litigation expenses) that the parties may incur in connection with such Claim.

	Rights of Holders of RMCF Common Stock	Rights of Holders of Newco Common Stock
Relevant Business Combination Provisions and Statutes:	The CBCA does not contain any “business combination provisions” which would serve to prevent or delay combinations with “interested shareholders.”

The DGCL provides that if a person acquires 15% or more of the stock of a Delaware corporation, such person may not engage in transactions with the corporation for a period of three years. The statute contains exceptions to this prohibition. The prohibition on business combinations is not applicable if, for example, the Board of Directors approves the acquisition of stock or the transaction prior to the time that the person becomes an interested stockholder, or if the interested stockholder acquired at least 85% of the voting stock of the corporation (excluding voting stock owned by directors who are also officers and employee stock plans) in the transaction that resulted in the person becoming an interested stockholder, or if the transaction is approved by the Board of Directors and two-thirds of the holders of the outstanding voting stock which is not owned by the interested stockholder at a meeting of the stockholders.

Dissenters’ and Appraisal Rights:

Pursuant to the CBCA, with certain exceptions that apply to corporations listed on a national securities exchange or NASDAQ, or that are held by more than 2,000 shareholders of record (including for such purpose both “record” and “beneficial” holders of shares), as is the case for RMCF, shareholders are entitled to exercise dissenters’ rights in the event of certain mergers, share exchanges, sales, leases, exchanges or other dispositions of all or substantially all of the property of the corporation and conversions. Shareholders also may dissent in the case of a reverse stock split that reduces the number of shares owned to a fraction of a share or to scrip if such scrip is to be acquired for cash or voided. Dissenters’ rights in Colorado are available to both record holders and beneficial holders, however such rights are not available in connection with the Reorganization Proposal.

Under the DGCL, appraisal rights are available only in connection with statutory mergers or consolidations. Even in those cases, unless the certificate of incorporation provides otherwise (and Newco’s certificate does not so provide), the DGCL does not provide appraisal rights for any class or series of stock (i) listed on a national securities exchange or (ii) held of record by more than 2,000 stockholders, except that appraisal rights are available for stockholders who, by the terms of the agreement of merger or consolidation, are required to accept anything other than: (i) shares of the corporation surviving or resulting from the merger or consolidation; (ii) shares of any other corporation which at the effective time of the merger or consolidation are either listed on a national securities exchange or held of record by more than 2,000 stockholders; (iii) cash in lieu of fractional shares; or (iv) any combination of the foregoing shares and cash in lieu of fractional shares.

Franchise Tax:	There is no franchise tax in Colorado. There is a nominal annual fee assessed to maintain the good standing of a corporation in the State of Colorado.	The DGCL requires corporations to pay franchise tax annually. The amount of such franchise tax will be significantly more than the nominal annual fee RMCF is paying in Colorado.

BOARD RECOMMENDATION: After careful consideration, the Board of Directors has determined that creation of a holding company offers a net benefit to our shareholders. The Board of Directors has unanimously approved the Reorganization Proposal, determined that the terms of the Reorganization Agreement and the Reorganization are advisable and in the best interest of our shareholders, and has adopted and approved the Reorganization Agreement. The Board of Directors unanimously recommends that our shareholders vote “FOR” adoption and approval of the Reorganization Proposal, including the Reorganization Agreement, at the Annual Meeting.

PROPOSAL 2 — ELECTION OF DIRECTORS

Nominees

Our bylaws provide for no fewer than three or more than nine directors. Our Board of Directors by resolution has previously fixed the current number of directors at six. Directors are elected for one year terms. Six directors will be elected at the Annual Meeting.

Upon recommendation of the Nominating Committee, the Board of Directors has nominated Messrs. Crail, Merryman, Kien, Mortenson, Engle and Capdevielle for re-election as directors. Proxies will be voted, unless authority to vote is withheld by the shareholder, FOR the election of Messrs. Crail, Merryman, Kien, Mortenson, Engle and Capdevielle to serve until the next Annual Meeting of Shareholders and until the election and qualification of their respective successors. If any such nominee shall be unable or shall fail to accept nomination or election by virtue of an unexpected occurrence, proxies may be voted for such other person or persons as shall be determined by the proxy holders in their discretion. Shareholders may not vote for more than six persons for election as directors at the Annual Meeting.

Set forth below is certain information concerning each nominee for election as a director:

Name	Title/Position	Age	Director Since
Franklin E. Crail	Chairman of the Board, Chief Executive Officer and President	73	1982
Bryan J. Merryman	Chief Operating Officer, Chief Financial Officer, Treasurer and Director	54	1999
Gerald A. Kien	Director	82	1995
Lee N. Mortenson	Director	79	1987
Clyde Wm. Engle	Director	71	2000
Scott G. Capdevielle	Director	49	2009

The Board of Directors believes that our current directors, as a whole, provide the diversity of experience and skills necessary for a well-functioning board. All of our directors have substantial senior executive level experience. The Board of Directors values highly the ability of individual directors to contribute to a constructive board environment and the Board of Directors believes that the current board members, collectively, perform in such a manner. Set forth below is a more complete description of each director’s background, professional experiences, qualifications and skills.

Franklin E. Crail. Mr. Crail co-founded the first Rocky Mountain Chocolate Factory store in May 1981. Since our incorporation in November 1982, he has served as our Chief Executive Officer, President and as a director, and, from September 1981 to January 2000, he served as our Treasurer. He was elected Chairman of the Board in March 1986. Prior to founding the Company, Mr. Crail was co-founder and President of CNI Data Processing, Inc., a software firm which developed automated billing systems for the cable television industry. Mr. Crail currently serves as a director for U-Swirl, Inc. (“U-Swirl”), an operator and franchisor of self-serve frozen yogurt cafes, of which we own a 60% controlling interest. As our Chief Executive Officer, President and director since 1982, Mr. Crail brings his leadership, extensive experience and knowledge of the Company, the industry, our customers and the investment community to the Board of Directors.

Bryan J. Merryman. Mr. Merryman joined us in December 1997 as Chief Financial Officer and Vice President - Finance. Since April 1999, Mr. Merryman has also served as our Chief Operating Officer and as a director, and since January 2000, as our Treasurer. From January 1997 to December 1997, Mr. Merryman was a principal in Knightsbridge Holdings, Inc., a leveraged buyout firm. Mr. Merryman also served as Chief Financial Officer of Super Shops, Inc., a retailer and manufacturer of after-market auto parts, from July 1996 to November 1997, and prior to July 1996, was employed for more than eleven years by Deloitte & Touche LLP, most recently as a Senior Manager. Mr. Merryman currently serves as a director of U-Swirl. Mr. Merryman’s extensive operational, accounting and financial expertise, along with his extensive knowledge of our business and broad industry expertise, provides significant value and insights to the Board of Directors.

Gerald A. Kien. Mr. Kien has served on our Board of Directors since August 1995. He retired in 1995 from his positions as President and Chief Executive Officer of Remote Sensing Technologies, Inc., a subsidiary of Envirotest Systems, Inc., a company engaged in the development of instrumentation for vehicle emissions testing located in Tucson, Arizona. Mr. Kien has served as a director and as Chairman of the Executive Committee of Sun Electric Corporation since 1980 and as Chairman, President and Chief Executive Officer of Sun Electric Corporation until retirement in 1993. Mr. Kien’s extensive executive and board experience is invaluable to the Board of Directors in its oversight role of management, business strategy and operations of our company.

Lee N. Mortenson. Mr. Mortenson has served on our Board of Directors since 1987. Mr. Mortenson has been engaged in consulting and investment activities since July 2000 and was a Managing Director of Kensington Partners, LLC, a private investment firm, from June 2001 to April 2006. Mr. Mortenson has been President and Chief Executive Officer of Newell Resources LLC since 2002 providing management consulting and investment services. Mr. Mortenson served as President, Chief Operating Officer and a director of Telco Capital Corporation, a manufacturing and real estate company, from January 1984 to February 2000. He was President, Chief Operating Officer and a director of Sunstates Corporation, a manufacturing and real estate company, from December 1990 to February 2000. Mr. Mortenson was a director of Alba-Waldensian, Inc., an apparel and medical device manufacturing company, from 1984 to July 1999, and also served as its President and Chief Executive Officer from February 1997 to July 1999. Mr. Mortenson currently serves as a director of U-Swirl. Mr. Mortenson’s manufacturing experience and investment expertise provides valuable insight to the Board of Directors with respect to our manufacturing operations and financial success.

Clyde Wm. Engle. Mr. Engle has served on our Board of Directors since January 2000, and previously from December 1987 to August 1995. Mr. Engle is currently the Chairman of the Board of Directors, President and Chief Executive Officer of Lincolnwood Bancorp, Inc. (formerly known as GSC Enterprises, Inc.). Lincolnwood Bancorp, Inc. owned the Bank of Lincolnwood until June 2009 when the Bank of Lincolnwood came under control of the Federal Deposit Insurance Corporation (“FDIC”). Mr. Engle currently serves as a director of U-Swirl. Mr. Engle’s extensive executive and board experience brings governance, investment and strategic expertise to the Board of Directors.

Scott G. Capdevielle. Mr. Capdevielle has served on our Board of Directors since June 2009. Mr. Capdevielle founded and has served as President, Chief Executive Officer and a member of the Board of Directors of Syndicom, Inc., a software and consulting company, since 2000. Prior to founding Syndicom, Inc., from 1999 to 2000, Mr. Capdevielle was Chief Executive Officer and founder of Untv, Inc., a company pioneering user-generated web video and distribution on the Internet. From 1995 to 1999, Mr. Capdevielle founded and held the position of Chief Technical Officer and a member of the Board of Directors of Andromedia Corporation, a developer of web analytics software to Fortune 1000 companies prior to its sale to Macromedia, Inc. Mr. Capdevielle has been engaged in the software industry since 1993 and has served on several advisory boards and Board of Directors of technology companies from 1994 to present. He is currently a partner in Incas, LLC, a seed stage investment company focused in the medical device industry. Mr. Capdevielle also currently serves as a director of U-Swirl. Mr. Capdevielle’s extensive executive and board experience brings operational, investment, strategic, technology and industry expertise to the Board of Directors.

Involvement in Certain Legal Proceedings

On March 29, 1994, a class action was filed in the Circuit Court for the 21st Judicial District, Centerville, Hickman County, Tennessee against National Development Company, Inc. (“NDI”) and Sunstates Corporation (“Sunstates”) for breach of contract by a class of purchasers (the “Plaintiffs”) of real property in a recreational development developed and marketed by NDI. The Plaintiffs brought the class action to recover for the diminution in value of their properties caused by the failure of NDI to complete the primary lake in the development. On January 19, 1999, Mr. Engle, one of our directors, was added as a defendant to the class action, alleging that Mr. Engle operated the two defendant corporations as his alter ego. On January 24, 2000, the court found defendant NDI liable for over $2.5 million to the plaintiffs for the diminution in value of their real property based on a failure to build an adjacent lake as promised. On August 30, 2005, a judgment was entered against Mr. Engle, personally, for the amount of the original judgment plus statutory interest (the “Tennessee Judgment”).

In a related case filed on October 29, 2007 in the Circuit Court for the Second Circuit, State of Hawaii, the Plaintiffs pursued a class action against Mr. Engle and others to set aside fraudulent transfers, for declaratory and injunctive relief and for damages. In that complaint, the Plaintiffs claimed they were unable to collect on the Tennessee Judgment and alleged that Mr. Engle engaged in a scheme to aggressively and fraudulently transfer assets and earnings to his wife to hinder, delay and defraud his creditors. Following a trial, a jury verdict was entered against Mr. Engle on March 3, 2010, whereby he was found to have fraudulently transferred shares of stock valued at $10,768,450 and the jury awarded punitive damages to the Plaintiffs in the amount of $43,073,800. Several post-trial motions were filed after the jury verdict, but no material activity has occurred in this case since March 2010.

Family Relationships

No family relationships exist between any director or executive officer and any other of our directors or executive officers.

BOARD RECOMMENDATION: The Board of Directors unanimously recommends that the shareholders vote “FOR” the election of the six nominees named above.

Corporate Governance and the Board of Directors

We are committed to maintaining sound corporate governance practices. The Board of Directors has formalized several policies, procedures and standards of corporate governance, some of which are described below. We continue to monitor best practices and legal and regulatory developments with a view to further revising our governance policies and procedures, as appropriate.

Director Independence

NASDAQ listing rules require that a majority of the Board of Directors must be comprised of independent directors. The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson, Clyde Wm. Engle, and Scott G. Capdevielle are each independent directors as defined in applicable Nasdaq listing rules.

The Board of Directors makes a determination regarding the independence of each director annually based on relevant facts and circumstances. Applying the standards and independence criteria defined by the NASDAQ listing rules, the Board of Directors has made a subjective determination as to each independent director that no relationships exist which, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director.

Code of Ethics and Code of Conduct

We have adopted a Code of Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. In addition, in accordance with Nasdaq listing rules, we have adopted a Code of Conduct applicable to all our officers, directors and employees. The text of the Code of Ethics and the Code of Conduct is posted on our website at www.rmcf.com. If we waive, or implicitly waive, any material provision of the codes, or substantively amend the codes, we will disclose that fact on our website within four business days.

Board Meetings

During fiscal year 2014, the Board of Directors held six meetings. Each director attended 100% of the aggregate of (i) the total number of meetings of the Board of Directors held and (ii) the total number of meetings held by all committees of the Board of Directors on which he served.

Board Attendance at the Annual Meeting

Although we encourage our directors to attend the Annual Meeting, we do not have a formal policy regarding directors’ attendance at the Annual Meeting. Mr. Crail and Mr. Merryman attended the 2013 Annual Meeting of Shareholders.

Board Leadership Structure and Role in the Oversight of Risk Management

Since we were founded in 1981, we have employed a traditional board leadership model, with our Chief Executive Officer also serving as Chairman of our Board of Directors. We believe this traditional leadership structure benefits us. A combined Chairman/Chief Executive Officer role helps provide strong, unified leadership for our management team and Board of Directors. Furthermore, our customers, suppliers and other business partners have always viewed our Chairman/Chief Executive Officer as a visionary leader in our industry, and we believe that having a single leader is good for our business. Accordingly, we believe a combined Chairman/Chief Executive Officer position is the best governance model for our company and our shareholders at this time. The Board of Directors has not specifically designated any director as a lead independent director.

Our Board of Directors oversees our risk management activities and implements its risk oversight functions through delegation to its committees. The Audit Committee is responsible for overseeing our financial reporting processes and systems of internal controls regarding finance and accounting and certain other risk management functions as are delegated to the Audit Committee by the Board of Directors. The Audit Committee provides a forum for communication among the Board of Directors, the independent auditors and our financial and senior management to facilitate open dialogue and promote effective risk management within our company. In addition, the Audit Committee oversees our whistleblower/complaint procedures for accounting and auditing matters, which procedures provide that complaints or reports of suspected fraud, deficiencies or noncompliance relating to any accounting, internal controls or auditing matters should be promptly reported on an anonymous basis in writing to the chair of our Audit Committee. Similarly, under our Code of Ethics for senior financial officers, persons who become aware of suspected violations of the Code of Ethics are encouraged to report such suspected violations promptly to the chair of the Audit Committee. Under these policies, the Audit Committee monitors, investigates and makes determinations and recommendations for action to the Board of Directors as a whole with respect to suspected violations. The Compensation Committee oversees risks relating to our compensation plans and programs. The Compensation Committee has reviewed and considered our compensation policies and programs in light of the Board’s risk assessment and management responsibilities and will do so in the future on an annual basis. The Compensation Committee believes that we have no compensation policies and programs that give rise to risks reasonably likely to have a material adverse effect on us.

The Board of Directors and its committees encourage management to promote a corporate culture that understands risk management and incorporates it into the overall corporate strategy and day-to-day business operations of the Company. The Company’s risk management structure also includes an ongoing effort to assess and analyze the most likely areas of future risk for the Company and to address them in its planning process.

Board Committees

The Board of Directors has a standing Nominating Committee, Compensation Committee and Audit Committee.

Audit Committee

Current Members:	Lee N. Mortenson*
Gerald A. Kien*
Scott G. Capdevielle*

Responsibilities:	●	Assisting the full Board of Directors;
	●	Oversight of the Company's accounting and financial reporting principles and policies and internal controls and procedures;
	●	Oversight of the Company's financial statements and the independent audit thereof;
	●	Selecting, evaluating and, where deemed appropriate, replacing the independent auditors; and
	●	Evaluating the independence and performance of the independent auditors.

*

The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson and Scott G. Capdevielle, representing all of the members of the Audit Committee, are all "independent directors" under applicable Nasdaq Stock Market and SEC rules applicable to Audit Committee members.

The Board of Directors has determined that Lee N. Mortenson is an ”audit committee financial expert” as defined in Item 407 of Regulation S-K promulgated under the Exchange Act, and thus possesses ”financial sophistication“ as that term is defined by applicable Nasdaq listing rules. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is available under Corporate Governance on the Investor Relations page of the Company's website atwww.rmcf.com. The Audit Committee held four meetings in fiscal year 2014.

If the nominees identified above are elected to serve as directors for fiscal year 2015, the 2015 Audit Committee will consist of: Lee N. Mortenson, Gerald A. Kien and Scott G. Capdevielle.

Compensation Committee

Current Members:	Lee N. Mortenson*
Gerald A. Kien*
Scott G. Capdevielle*

Responsibilities:	● Assisting the full Board of Directors;
● Oversee and discharge the responsibilities of the Board of Directors relating to the compensation of the Company’s executive officers and non-employee directors; and
● Oversee the Company’s employee benefit plans.

*

The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson and Scott G. Capdevielle, representing all of the members of the Compensation Committee, were all ”independent directors” under applicable Nasdaq Stock Market and SEC rules applicable to Compensation Committee members.

The Compensation Committee has full authority delegated to it by the Board of Directors to determine compensation for our executive officers and non-employee directors. Under applicable corporate laws and regulations, the Compensation Committee may delegate its duties, but did not do so during fiscal year 2014 and does not intend to do so in the future. The Compensation Committee determines compensation for our executive officers based on recommendations from our Chief Executive Officer and Chief Financial Officer. The Chief Executive Officer and Chief Financial Officer are not present during voting or deliberation on their own compensation. The Compensation Committee relies on its judgment when making compensation decisions after reviewing our performance and evaluating each executive’s performance, leadership ability and responsibilities, current compensation arrangements, and other factors. The Compensation Committee has not historically used compensation consultants in connection with performance of its duties. The Compensation Committee also oversees the administration of the Company’s equity-based compensation plans. The Compensation Committee operates under a written charter adopted by the Board of Directors. A copy of the Compensation Committee Charter is available under Corporate Governance on the Investor Relations page of the Company's website at www.rmcf.com. The Compensation Committee held three meetings in fiscal year 2014.

If the nominees identified as current directors are elected to serve as directors for fiscal year 2015, the 2015 Compensation Committee will consist of: Lee N. Mortenson, Gerald A. Kien and Scott G. Capdevielle.

Nominating Committee

Current Members:	Lee N. Mortenson*
Gerald A. Kien*
Scott G. Capdevielle*

Responsibilities:	● Assisting the full Board of Directors;
● Identifying individuals qualified to become members of the Board of Directors;
● Approving and recommending to the full Board director candidates; and ● Determine procedures for the review, approval and recommendation of director candidates.

*

The Board of Directors has determined that Gerald A. Kien, Lee N. Mortenson and Scott G. Capdevielle, representing all of the members of the Nominating Committee were all "independent directors" under applicable NASDAQ listing rules.

The Nominating Committee operates under a written charter adopted by the Board of Directors. A copy of the Nominating Committee Charter is available under Corporate Governance on the Investor Relations page of the Company's website at www.rmcf.com. The Nominating Committee held one meeting in fiscal year 2014.

If the nominees identified as current directors are elected to serve as directors for fiscal year 2015, the 2015 Nominating Committee will consist of: Lee N. Mortenson, Gerald A. Kien and Scott G. Capdevielle.

Director Nomination Process and Director Qualifications

The purposes of the Nominating Committee are: (i) to assist the Board of Directors in identifying individuals qualified to become members of the Board of Directors; and (ii) to approve and recommend to the Board of Directors qualified director candidates.

The Nominating Committee will consider director candidates recommended by shareholders when such recommendation is made in writing and (i) delivered pursuant to our Policy on Shareholder Communications with the Board of Directors, and (ii) received by us within the time period specified in our Bylaws and as set forth in “Deadlines for Submitting Shareholder Nominations and Proposals” below.

In determining whether an individual is qualified to serve on our Board of Directors, whether recommended by the Nominating Committee or by shareholders, the Nominating Committee considers relevant factors, including, but not limited to, an individual’s independence, knowledge, skill, training, experience and willingness to serve on the Board of Directors.

We do not have a formal policy with respect to the consideration of diversity in identifying director candidates, however, in reviewing director nominee candidates, the Nominating Committee and the Board of Directors does consider diversity, including diversity of experience, gender, race, ethnicity, skills and backgrounds, so that, as a group, the Board of Directors will possess a broad perspective and the appropriate talent, skills and expertise to oversee our business.

Shareholder Communications with the Board of Directors

The Board of Directors has adopted a Policy on Shareholder Communications with the Board of Directors in order to facilitate shareholder communications with the Board of Directors. Under the policy, shareholders are encouraged to contact the Board of Directors or any individual director or group of directors in writing by sending communications to Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303, Attn: Corporate Secretary, Shareholder Communication. A copy of the Policy on Shareholder Communications with the Board of Directors is posted on the Company's website at www.rmcf.com.

EXECUTIVE OFFICERS

The executive officers of the Company and their ages at January 7, 2015 are as follows:

Name	Age	Position
Franklin E. Crail	73	Chairman of the Board, President and Chief Executive Officer
Bryan J. Merryman	54	Chief Operating Officer, Chief Financial Officer, Treasurer and Director
Gregory L. Pope	48	Sr. Vice President – Franchise Development and Operations
Edward L. Dudley	50	Sr. Vice President - Sales and Marketing
William K. Jobson	58	Chief Information Officer
Jay B. Haws	64	Vice President - Creative Services
Jeremy M. Kinney	37	Vice President - Finance
Donna L. Coupe	49	Vice President – Franchise Support and Training
Tracy D. Wojcik	52	Corporate Secretary

The biographical information of Messrs. Crail and Merryman is disclosed above under “Election of Directors.”

Gregory L. Pope. Mr. Pope became Sr. Vice President of Franchise Development and Operations in May 2004. Since joining the Company in October 1990, he has served in various positions including store manager, new store opener and franchise field consultant. In March 1996, he became Director of Franchise Development and Support. In June 2001, he became Vice President of Franchise Development, a position he held until he was promoted to his present position.

Edward L. Dudley. Mr. Dudley joined the Company in January 1997 to spearhead the Company’s Product Sales Development function as Vice President - Sales and Marketing. He was promoted to Senior Vice President in June 2001. During his 10 year career with Baxter Healthcare Corporation, Mr. Dudley served in a number of senior marketing and sales management capacities, including most recently that of Director, Distribution Services from March 1996 to January 1997.

William K. Jobson. Mr. Jobson joined the Company in July 1998 as Director of Information Technology. In June 2001, he was promoted to Chief Information Officer. From July 1995 to July 1998, Mr. Jobson worked for ADAC Laboratories in Durango, Colorado, a leading provider of diagnostic imaging and information systems solutions in the healthcare industry, as Manager of Technical Services and before that, Regional Manager.

Jay B. Haws. Mr. Haws joined the Company in August 1991 as Vice President of Creative Services. Since 1981, Mr. Haws had been closely associated with us both as a franchisee and marketing/graphic design consultant. From 1986 to 1991, he operated two Rocky Mountain Chocolate Factory franchises located in San Francisco, California. From 1983 to 1989, he served as Vice President of Marketing for Image Group, Inc., a marketing communications firm based in Northern California. Concurrently, Mr. Haws was co-owner of two other Rocky Mountain Chocolate Factory franchises located in Sacramento, and Walnut Creek California. From 1973 to 1983, he was principal of Jay Haws and Associates, an advertising and graphic design agency.

Jeremy Kinney. Mr. Kinney became Vice President of Finance in May 2008. Since joining the Company in March 1999, he has served in various operational and financial positions including Director of Retail Operations and Operational Analysis. In May 2007, he became Corporate Controller, a position he held until he was promoted to his present position.

Donna L. Coupe. Ms. Coupe became Vice President of Franchise Support and Training in June 2008. From 1992 to 1997, she managed franchised stores in Northern California for absentee owners. Since joining the Company in October 1997, she has served in various positions including Field Consultant, Regional Manager and Director of Franchise Support.

Tracy D. Wojcik. Ms. Wojcik joined the Company in April 2011 as our Corporate Secretary. From 2007 until joining the Company, Ms. Wojcik was employed by us on a contractual basis, performing an annual assessment of the Company’s internal controls over financial reporting related to Sarbanes-Oxley compliance. From 2000 to 2006, Ms. Wojcik was employed by Ceridian as an Implementation Consultant for Human Resources software applications. Throughout her career, Ms. Wojcik has held various administrative and technical positions in Human Resources.

EXECUTIVE COMPENSATION

2014 Summary Compensation Table

The following table sets forth certain information with respect to annual compensation for the fiscal years indicated for the Company’s named executive officers.

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	All Other Compensation ($)		Total ($)

Franklin E. Crail,	2014	$355,000	-0-	$421,450	$34,282	(2)	$810,732
Chairman of the Board, Chief	2013	$289,000	$100,000	-0-	$30,958		$419,958
Executive Officer and President	2012	$289,000	-0-	-0-	$26,666		$315,666

Bryan J. Merryman,	2014	$340,000	-0-	$723,000	$3,825	(3)	$1,066,825
Chief Operating Officer, Chief	2013	$230,000	$150,000	-0-	$3,450		$383,450
Financial Officer and Director	2012	$230,000	-0-	-0-	$3,450		$233,450

Edward L. Dudley,	2014	$225,000	-0-	$301,250	$3,825	(3)	$530,075
Sr. Vice President – Sales and	2013	$190,000	$76,000	-0-	$2,850		$268,850
Marketing	2012	$190,000	-0-	-0-	$2,850		$192,850

(1)

Represents the grant date fair value for restricted stock unit awards granted during fiscal years 2012, 2013 and 2014, as applicable, computed in accordance with the requirements of FASB ASC Topic 718, excluding any expected forfeiture rate. A summary of the assumptions we applied in calculating these amounts is set forth in the Notes to Financial Statements included in our Annual Report on Form 10-K for such fiscal years.

(2)	Consists of life insurance premiums paid by the Company of $30,457 and 401(k) plan matching contribution of $3,825.

(3)	Represents 401(k) plan matching contributions.

 Narrative Discussion of Summary Compensation Table

Salary, Bonus and Stock Awards. Base salary and cash bonuses for our named executive officers is reviewed on an annual basis by the Compensation Committee of the Board of Directors. Base salary adjustments and cash bonuses are awarded on a discretionary basis based on our company’s overall performance and a subjective review of each named executive officer’s performance. For fiscal year 2014, Mr. Crail and Mr. Merryman recommended to the Compensation Committee that the named executive officers receive no bonus payment for fiscal year 2014 in the interest of the Company and its shareholders. The Compensation Committee approved the recommendation and no bonus compensation was paid in the fiscal year 2014.

During fiscal year 2014, the Company granted an aggregate of 225,000 shares of restricted stock units to Company executives. This grant was made from the 2007 Equity Incentive Plan (“2007 Plan”) and vest in six equal annual installments beginning on the first anniversary of the grant date. The primary factors the Compensation Committee considered when determining the number of shares to grant to each executive included the executives role in the Company, ability to contribute to future performance and the base salary of the executive.

Benefits. Our named executive officers generally receive health and welfare benefits under the same programs and subject to the same terms and conditions as our other salaried employees. Other elements of compensation for our named executive officers are participation in company-wide life insurance, long-term disability insurance, medical benefits and the ability to defer compensation pursuant to a 401(k) plan. The named executive officers also receive matching contributions by us under our 401(k) plan at a rate of 25% up to 1.5% of base salary, which is the same benefit available to all salaried employees.

2014 Outstanding Equity Awards at Fiscal Year-End Table

The following table provides information regarding the number and estimated value of outstanding stock options and unvested stock awards held by each of our named executive officers at 2014 fiscal year-end.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Franklin E. Crail
Chairman of the Board, Chief Executive Officer and President
2007 Plan	5/5/2010	-	-	-	-	4,200	(1)	$49,854
2007 Plan	4/18/2013	-	-	-	-	35,000	(2)	$415,450

Bryan J. Merryman
Chief Operating Officer, Chief Financial Officer and Director
2004 Plan	6/18/2004	17,640	-	$7.41	6/18/2014	-		-
2007 Plan	5/5/2010	-	-	-		4,800	(1)	$56,976
2007 Plan	4/18/2013	-	-	-	-	60,000	(2)	$712,200

Edward L. Dudley
Sr. Vice President - Sales and Marketing
2004 Plan	6/18/2004	22,050	-	$7.41	6/18/2014	-		-
2007 Plan	5/5/2010	-	-	-	-	1,400	(1)	$16,618
2007 Plan	4/18/2013	-	-	-	-	25,000	(2)	296,750

(1)	The restricted stock units vest in five equal annual installments beginning on the first anniversary of the grant date.

(2)	The restricted stock units vest in six equal annual installments beginning on the first anniversary of the grant date.

(3)

Represents the value of shares that have not vested, as computed using the closing share price of $11.87 per share of our common stock as reported on the NASDAQ Stock Market on February 28, 2014, the last trading day of our fiscal year.

Potential Payments on Termination or Change in Control

We have arrangements with each of our named executive officers providing for post-employment payments under certain conditions, as described below.

Employment Agreements. We have entered into employment agreements with certain of our executives which contain, among other things, “change in control” severance provisions. Specifically, we have entered into employment agreements with Franklin E. Crail, Edward L. Dudley and Bryan J. Merryman. The employment agreements generally provide that, if we terminate the executive's employment under circumstances constituting a "triggering termination," the executive will be entitled to receive, among other benefits, 2.99 times the sum of (i) the executive's annual salary and (ii) the lesser of (a) two times the bonus that would be payable to the executive for the bonus period in which the change in control occurred and (b) 25% of the executive's annual salary. The executive will also receive an additional payment of $16,200, which represents the estimated cost to the executive of obtaining accident, health, dental, disability and life insurance coverage for the 18-month period following the expiration of COBRA coverage.

A “change in control,” as used in these employment agreements, generally means a change in the control of us following (1) a person acquiring direct or indirect beneficial ownership of 20% or more of our then outstanding voting securities, without the prior approval of two-thirds of the Board of Directors, (2) a merger or other consolidation transaction in which our Board of Directors prior to the transaction constitutes less than a majority of our Board of Directors after the transaction or (3) the members of our Board of Directors during any consecutive two-year period ceasing to be the majority of the Board of Directors at the conclusion of that period. A "triggering termination" generally occurs when an executive is terminated during a specified period preceding a change in control of us, or if the executive or we terminate the executive's employment under circumstances constituting a triggering termination during a specified period after a change in control. A triggering termination also includes a voluntary termination by the executive within five business days before an anticipated change in control with the concurrence of two concurring persons (either the Chairman of the Board of Directors or a member of our Compensation Committee) that the change in control is likely to occur during such five-business day period. In such event, the executive must agree to continue to work on an at-will basis, without compensation, until the change in control occurs. If the change in control does not occur within ten business days, the executive must refund the severance payment to us.

2007 Equity Compensation Plan.  Our 2007 Equity Incentive Plan provides that in the event of a company transaction in which all of the named executive officer’s unvested option awards or restricted stock units are not converted, assumed or replaced by the successor company, such options or restricted stock units will immediately vest and become exercisable and payable immediately prior to the company transaction. In addition, in the event of a change in control, all of the named executive officer’s unvested option awards and restricted stock units will immediately vest and become exercisable and payable.

Assuming the applicable triggering event took place on February 28, 2014, the named executive officers would have been eligible for payments set forth in the following table. These payments are estimates. If a specific triggering event had actually occurred, the named executive officer would only receive the payments that applied to that specific triggering event. These payments would come from us if the triggering event occurred before a change in control and from the successor company if after a change in control. As of February 28, 2014, no unvested option awards for our named executive officers were outstanding.

Name of Executive Officer	Change in Control Severance Payment ($)(1)	Payment for Insurance Coverage ($)	RSU Acceleration (2)
Franklin E. Crail	$1,326,813	$16,200	$465,304
Bryan J. Merryman	$1,270,750	$16,200	$769,176
Edward L. Dudley	$840,938	$16,200	$313,368

(1)     These amounts are based on 2.99 times 125% of each executive's salary in place during fiscal year 2014.

(2)     Assumes that the intrinsic value per share is $11.87 per share, the closing price of our Common Stock on February 28, 2014, the last trading day of our fiscal year.

DIRECTOR COMPENSATION

Our directors generally do not receive any compensation for serving on the Board of Directors, except for compensation for their service on the committees of the Board of Directors. Members of our Compensation Committee are paid $750 quarterly, with the chairman of the Compensation Committee being paid $1,500 quarterly. Audit Committee members are paid $500 quarterly, with the chairman of the Audit Committee being paid $1,500 quarterly. Additionally, Audit Committee members receive $250 for each meeting held by phone and $500 for each meeting held in person. Also, an Audit Committee member attending all of the Audit Committee meetings for any fiscal year will receive a $1,000 bonus for that year. Directors who are not also officers or employees may also receive stock awards under the 2007 Plan from time to time.

Director Compensation for Fiscal Year 2014

The following table sets forth information regarding compensation of our non-employee directors for fiscal year 2014, which consisted of cash compensation and stock option awards, including amounts associated with serving and/or chairing Board committees. Mr. Crail and Mr. Merryman did not receive compensation for their service on the Board of Directors since they are also executive officers of the Company. See the 2014 Summary Compensation Table above for information regarding the executive compensation of Mr. Crail and Mr. Merryman for fiscal year 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1)(2) ($)	Total ($)
Lee N. Mortenson	$14,000	$12,100	$26,100
Gerald A. Kien	$7,000	$12,100	$19,100
Scott G. Capdevielle	$7,000	$12,100	$19,100
Clyde Wm. Engle	$-0-	$12,100	$12,100

(1)

On March 8, 2013, each director was granted 1,000 shares of unrestricted stock. As of February 28, 2014, the total number of outstanding options held by each director was as follows: Mr. Mortenson - 3,234 shares; Mr. Kien - 3,234 shares; Mr. Engle - 3,234 shares and Mr. Capdevielle - 3,234 shares.

(2)

Represents the grant date fair value for stock awards granted during fiscal 2014 computed in accordance with the requirements of FASB ASC Topic 718, excluding any expected forfeiture rate. A summary of the assumptions we applied in calculating these amounts is set forth in the Notes to Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended February 28, 2014.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions

We had no transactions with related persons during fiscal year 2014 which are required to be disclosed pursuant to SEC rules. However, we previously entered into Franchise Agreements and a Development Agreement with a member of our Board of Directors. The director operates two Aspen Leaf Yogurt locations (now a franchise of our majority-owned subsidiary, U-Swirl, Inc.) under the Franchise Agreements and the Development Agreement. Total payments made by the director to the Company in fiscal year 2014 under these agreements were approximately $30,000.

Policies and Procedures for Approving Transactions with Related Persons

The independent members of the Board of Directors have the responsibility to review and approve related person transactions, either in advance or when we become aware of a related person transaction that was not reviewed and approved in advance; however, the Board of Directors has not adopted a written policy or procedures governing its approval of transactions with related persons. During fiscal year 2014, the independent members of the Board of Directors reviewed and approved all related person transactions.

PROPOSAL 3 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

EKS&H LLLP (“EKS&H”) has been appointed as our independent registered public accounting firm for the fiscal year ending February 28, 2015. EKS&H was our independent registered public accounting firm for the year ended February 28, 2014. Although we are not required to seek shareholder ratification of this appointment, the Board of Directors believes it to be sound corporate governance to do so. If the appointment of EKS&H as our independent registered public accounting firm is not ratified, the Audit Committee will investigate the reasons for shareholder rejection and will reconsider the appointment. It is expected that representatives of EKS&H will be present at the Annual Meeting, and the representatives of EKS&H will have the opportunity to make any statement they desire and will be available to respond to appropriate questions at the Annual Meeting.

BOARD RECOMMENDATION: The Board of Directors unanimously recommends that the shareholders vote “FOR” the ratification of the appointment of EKS&H as our independent registered public accounting firm for the fiscal year ending February 28, 2015.

Principal Accountant Audit Fees and Services

For the fiscal years ended February 28, 2014 and February 28, 2013, EKS&H LLLP, our independent registered public accounting firm, billed the approximate fees as follows:

	2014	2013
Audit fees	$119,075	$159,126
Audit-related fees(1)	$15,105	$14,700
Tax fees(2)	$38,309	$41,630
All other fees	$0	$0
Total	$172,489	$215,456

(1)

Audit-related fees consist of assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, audits of the Company’s benefit plans, and additional compliance procedures related to performance of the review or audit of the Company's financial statements, and accounting consultations about the application of GAAP to proposed transactions. These services support the evaluation of the effectiveness of internal controls.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning services.

The Audit Committee is responsible for appointing, setting compensation for and overseeing the work of the independent auditor. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services to be provided by the independent auditor. Such policy requires that all audit and permissible non-audit services to be provided by the independent auditor must be submitted to the Audit Committee for approval at a meeting of the Audit Committee or by unanimous written consent of the Audit Committee in lieu of a meeting. The Audit Committee has determined that the provision of the services listed above is compatible with maintaining the principal accountant's independence, and pre-approved all such services.

AUDIT COMMITTEE REPORT

Management is responsible for our internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be, or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America, and on the representations of the independent registered public accounting firm included in the report on the Company's financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent registered public accounting firm do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company's financial statements has been carried out in accordance with the standards of the Public Company Oversight Board (United States) or that the Company's independent registered public accounting firm is in fact "independent."

The Audit Committee has met and held discussions separately with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s audited financial statements for the fiscal year ended February 28, 2014 were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, Communication with Audit Committees, as adopted by the Public Company Accounting Oversight Board (the "PCOAB") in Rule 3200T.

The independent registered public accounting firm also provided to the Audit Committee the written disclosure required by the PCAOB regarding the independent accounting firm's communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm the firm’s independence and considered whether the non-audit services provided by the independent registered public accounting firm are compatible with maintaining its independence.

Based on the review and discussions described above, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended February 28, 2014 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors,

Lee N. Mortenson

Gerald A. Kien

Scott G. Capdevielle

PROPOSAL 4 — ADVISORY VOTE TO APPROVE THE COMPENSATION OF

OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote to approve, on a nonbinding, advisory basis, the compensation of our named executive officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our shareholders with an opportunity to express their views on our named executive officers’ compensation.  Although this advisory vote is nonbinding, our Board of Directors and Compensation Committee will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs. Our current policy is to provide shareholders with an opportunity to approve the compensation of our named executive officers each year at the annual meeting of shareholders until the next required shareholder vote on the frequency of such votes.

We encourage shareholders to read the “Executive Compensation” section in this proxy statement/prospectus, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our named executive officers in fiscal year 2014. The compensation of our named executive officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment.  The Compensation Committee and our Board of Directors believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our named executive officers to dedicate themselves fully to value creation for our shareholders.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any other related disclosure in this Proxy Statement.”

BOARD RECOMMENDATION: The Board of Directors unanimously recommends that the shareholders vote “FOR” the advisory vote to approve the compensation of our named executive officers.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information, as of December 4, 2014, with respect to the shares of our common stock beneficially owned (i) by each person known to us to be the beneficial owner of more than 5% of our common stock, (ii) by each director and named executive officer set forth in the 2014 Summary Compensation Table above and (iii) by all of our directors and executive officers as a group. As of December 4, 2014, 6,103,126 shares of our common stock were outstanding.

The number of shares beneficially owned includes shares of our common stock with respect to which the persons named below have either investment or voting power. A person is also deemed to be the beneficial owner of a security if that person has the right to acquire beneficial ownership of that security within 60 days of December 4, 2014 through the exercise of options, vesting of restricted stock units, or through the conversion of another security. For purposes of calculating each person’s or group’s percentage ownership, shares of our common stock issuable upon the exercise of options, vesting of restricted stock units or through conversion of another security within 60 days of December 4, 2014 are included as outstanding and beneficially owned for that person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Except as noted, each beneficial owner has sole investment and voting power with respect to our common stock.

Unless otherwise indicated, the address for each director and executive officer listed below is C/O Rocky Mountain Chocolate Factory, Inc., 265 Turner Drive, Durango, Colorado 81303.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class
5% Stockholders:
FMR LLC	496,882	(1)	8.14%
First Dallas Holdings, Inc.	372,216	(2)	6.10%
Directors and Executive Officers:
Franklin E. Crail	618,100	(3)	10.13%
Clyde Wm. Engle	6,234	(4)	*
Bryan J. Merryman	88,264	(5)	1.45%
Edward L. Dudley	40,330	(4)	*
Gerald A. Kien	46,700	(4)	*
Lee N. Mortenson	3,234	(4)	*
Scott G. Capdevielle	13,690	(4)	*
All executive officers and directors as a group (12 persons)	982,779	(6)	16.07%

*     Less than 1%

(1)	Based solely on the information contained in a filing on Schedule 13G/A filed with the SEC on February 14, 2013. The address of FMR LLC is 82 Devonshire Street, Boston, MA 02109.

(2)

Based solely on the information contained in a filing on Schedule 13G filed with the SEC on October 30, 2014. The shares are beneficially owned by First Dallas Holdings, Inc. and its affiliates, consisting of First Dallas Securities, Inc., Hodges Capital Management, Inc., Hodges Fund, Hodges Small Intrinsic Value Fund and Craig D. Hodges. The address of First Dallas Holdings, Inc. and each of the other affiliates listed above is 2905 Maple Ave., Dallas, TX 75201.

(3)	Shares beneficially owned include 33,000 shares that have been pledged by Mr. Crail as collateral on a loan for an immediate family member.

(4)

Shares beneficially owned include shares that these persons have the right to acquire within 60 days of December 4, 2014 through the exercise of options as follows: Mr. Mortenson - 3,234 shares, Mr. Kien - 3,234 shares, Mr. Engle - 3,234 shares, Mr. Capdevielle - 3,234 shares.

(5)	Shares beneficially owned by Mr. Merryman are pledged as security of a margin loan of approximately $345,000.

(6)

Shares beneficially owned include 12,936 shares that our executive officers and directors as a group have the right to acquire within 60 days of December 4, 2014 through the exercise of options or settlement of restricted stock units.

Section 16(a) Beneficial Ownership Reporting Compliance

We have no knowledge that any person who was a director, named executive officer or 10% or more shareholder (a "Reporting Person") at any time during the fiscal year ended February 28, 2014 failed to file, or was late in filing, any required reports under Section 16(a) of the Exchange Act. In making these disclosures, we have relied solely on written representations of each Reporting Person, including certain written representations from each Reporting Person that Form 5s were not required, and on the reports filed by each such Reporting Person with the SEC.

OTHER INFORMATION

Deadlines for Submitting Shareholder Nominations and Proposals

Any shareholder wishing to have a proposal considered for inclusion in our proxy materials for our next Annual Meeting of Shareholders pursuant to SEC Rule 14a-8 must submit the proposal to us at the address below on or before September 10, 2015, unless the date of our next Annual Meeting of Shareholders is more than 30 days before or after February 19, 2016, in which case the proposal must be received a reasonable time before we begin to print and send our proxy materials.

Any shareholder wishing to nominate a person for election to our Board of Directors or have any other proposal brought before the meeting, but not considered for inclusion in our proxy materials for our next Annual Meeting of Shareholders as described above, must submit the proposal to us at the address below on or before December 6, 2015, and the proxy holders will have discretionary authority granted by the proxies to vote on these proposals.

All shareholder nominations and proposals must comply with the procedures outlined in our Bylaws and in SEC regulations regarding the inclusion of shareholder nominations and proposals in company-sponsored proxy materials. Director nominations and proposals must be submitted in writing to our Secretary at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303. A copy of our Bylaws is available under Corporate Governance on the Investor Relations page of our website at www.rmcf.com.

Annual Report to Shareholders

A copy of our Annual Report on Form 10-K for the fiscal year ended February 28, 2014 filed with the SEC on June 11, 2014, as amended on June 30, 2014, is being made available to shareholders along with this Proxy Statement at www.edocumentview.com/RMCF. Shareholders may request to receive an additional copy of our 2014 Annual Report on Form 10-K at no charge by writing to our Secretary at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303.

Householding

Each shareholder of record will receive a separate Notice of Internet Availability of Proxy Materials or set of proxy materials. If you share an address with another shareholder of record and have received multiple copies of our proxy materials, you may request delivery of a single copy of these materials in writing to our Secretary at our principal executive offices at 265 Turner Drive, Durango, Colorado 81303. If you share an address with another shareholder of record and have previously requested to receive a single copy of our proxy materials, you may receive only one set of proxy materials. If you wish to receive a separate set of proxy materials now or in the future, you may write to us at the above address to request a separate copy of these materials.

Other Matters at the Annual Meeting

As of the date of this Proxy Statement, management knows of no matters not described herein to be brought before the shareholders at the Annual Meeting. Should any other matters properly come before the meeting, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interest of the Company.

VALIDITY OF SHARES

Perkins Coie LLP, Denver, Colorado, will pass upon the validity of the share of Newco common stock offered by this proxy statement/prospectus.

EXPERTS

EKS&H, LLLP has audited RMCF’s consolidated financial statements included in its Annual Report on Form 10-K for the fiscal year ended February 28, 2014, as set forth in their report dated June 11, 2014, which is incorporated by reference in this prospectus and elsewhere in the registration statement. RMCF’s financial statements are incorporated by reference in reliance on such firm’s report, given on their authority as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

Registration Statement

Newco has filed a registration statement on Form S-4, as amended (the “registration statement”) to register with the SEC the shares of Newco common stock offered by this proxy statement/prospectus. This proxy statement/prospectus is a part of that registration statement and constitutes a prospectus of Newco in addition to being a proxy statement of RMCF for the Annual Meeting. As permitted by SEC rules, this proxy statement/prospectus does not contain all the information you can find in the registration statement or in exhibits to the registration statement.

Other SEC Filings

We are subject to the informational requirements of the Exchange Act, and in accordance therewith file annual, quarterly and special reports, as well as registration and proxy statements and other information, with the SEC. These reports, statements and other information may be inspected and copied at prescribed rates from the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. These materials may also be accessed electronically by means of commercial document retrieval services and the SEC’s website on the Internet at http://www.sec.gov. Our filings with the SEC are also available on our website at www.t-mobile.com. The information on or accessible through our website is not incorporated into or part of this prospectus.

Documents Incorporated by Reference

The SEC allows us to “incorporate by reference” the information we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus and later information filed with the SEC will automatically update and supersede this information. We incorporate by reference the documents listed below and all documents subsequently filed with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offering under this prospectus (other than information deemed furnished and not filed in accordance with SEC rules, including Items 2.02 and 7.01 of Form 8-K):

●

Annual Report on Form 10-K for the fiscal year ended February 28, 2014 filed with the SEC on June 11, 2014, and Amendment No. 1 to the Annual Report on Form 10-K/A for the fiscal year ended February 28, 2014 filed with the SEC on June 30, 2014;

●	Quarterly Reports on Form 10-Q for the fiscal quarters ended May 31, 2014 and August 31, 2014, filed with the SEC on July 15, 2014 and October 15, 2014, respectively; and

●	Current Reports on Form 8-K filed with the SEC on July 21, 2014, August 27, 2014, October 29, 2014 and November 10, 2014.

Following the Reorganization described in this proxy statement/prospectus, Newco will become subject to the same informational requirements as RMCF was prior to the Reorganization, and will file annual, quarterly and special reports, proxy statements and other information with the SEC in accordance with the Exchange Act and the NASDAQ Global Market pursuant to the Exchange Act and NASDAQ listing rules. RMCF does not expect to be subject to such requirements following the Reorganization.

Documents Available Without Charge

You may request a copy of these filings (other than an exhibit to a filing unless that exhibit is specifically incorporated by reference into that filing) at no cost, by writing to or telephoning us at the following address:

Rocky Mountain Chocolate Factory, Inc.

265 Turner Drive

Durango, Colorado 81303

Telephone: (970) 259-0554
Attn: Investor Relations

If you would like to request documents from us, please do so by February 2, 2015 to receive them before the Annual Meeting. We will send requested documents by first-class mail within one business day after receiving the request.

You should rely only on the information contained or incorporated by reference in this proxy statement/prospectus and the registration statement of which this proxy statement/prospectus is a part to vote on the Annual Meeting proposals. No one has been authorized to provide you with information that is different from what is contained in this proxy statement/prospectus or in the incorporated documents.

This proxy statement/prospectus is dated  January 8, 2015. You should not assume the information contained in this proxy statement/prospectus is accurate as of any date other than this date, and neither the mailing of this proxy statement/prospectus to shareholders nor the issuance of the Newco common stock in the Reorganization shall imply information is accurate as of any other date.

By Order of the Board of Directors

/s/ Bryan J. Merryman
Bryan J. Merryman
Chief Operating Officer/Chief Financial Officer

January 8, 2015

SHAREHOLDERS ARE URGED TO PROMPTLY VOTE THEIR SHARES AS DIRECTED IN THE PROXY CARD OR NOTICE OF INTERNET AVAILABILITY.

ANNEX I

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (this “Agreement”), dated as of November 10, 2014, is among Rocky Mountain Chocolate Factory, Inc., a Colorado corporation (the “Company”), Rocky Mountain Chocolate Factory, Inc., a Delaware corporation and a direct, wholly-owned subsidiary of the Company (“HoldingCo”), and RKB Merger Corp., a Colorado corporation and a direct, wholly-owned subsidiary of HoldingCo (“MergerCo”).

RECITALS

WHEREAS, as of the date hereof, the authorized capital stock of the Company consists of (i) 100,000,000 shares of common stock, $0.03 par value per share (“Company Common Stock”), of which approximately 6,118,027 shares are issued and outstanding, approximately 318,453 shares are reserved for issuance under the Company’s Plans (as defined below) and upon exercise of outstanding Company Awards (as hereinafter defined), and no shares are held in treasury, and (ii) 250,000 shares of preferred stock, $0.10 par value per share (“Company Preferred Stock”), of which 50,000 shares of Series A Junior Participating Preferred Stock have been authorized, and no shares of preferred stock are outstanding;

WHEREAS, before the closing date of the transaction contemplated herein, the authorized capital stock of HoldingCo will consist of (i) 46,000,000 shares of common stock, par value $0.001 per share (“HoldingCo Common Stock”), of which 100 shares are issued and outstanding and no shares are held in treasury, and (ii) 250,000 shares of preferred stock, par value $0.001 per share (“HoldingCo Preferred Stock”), of which 50,000 of Series A Junior Participating Preferred Stock have been authorized, and no shares of preferred stock are outstanding;

WHEREAS, as of the date hereof, all of the issued and outstanding common stock of MergerCo (“MergerCo Common Stock”) is held by HoldingCo;

WHEREAS, HoldingCo and MergerCo were organized for the purpose of participating in the transactions herein contemplated;

WHEREAS, the Board of Directors of each of the Company, HoldingCo and MergerCo have unanimously determined that it is advisable and in the best interests of their respective security holders to reorganize to create a new holding company structure by merging the Company with MergerCo, with the Company being the surviving entity (sometimes hereinafter referred to as the “Surviving Company”), and converting each outstanding share of Company Common Stock (and the associated preferred stock purchase right) into one share of HoldingCo Common Stock (including a HoldingCo Preferred Stock Purchase Right (as defined below)), all in accordance with the terms of this Agreement;

WHEREAS, the Board of Directors of the Company has unanimously determined that it is advisable and in the best interests of its shareholders to reorganize the Company’s operations, such that the public company owned by its shareholders is incorporated in the State of Delaware and, accordingly, HoldingCo has been incorporated in the State of Delaware;

WHEREAS, the Boards of Directors of each of HoldingCo, the Company and MergerCo and the sole shareholder of MergerCo have adopted or approved this Agreement and the merger of the Company with MergerCo upon the terms and subject to the conditions set forth in this Agreement (the “Merger”);

WHEREAS, the Boards of Directors of each of the Company and MergerCo have declared advisable this Agreement and the Merger upon the terms and subject to the conditions set forth in this Agreement, and the Boards of Directors of each of the Company and MergerCo have unanimously determined to recommend to their respective shareholders the approval of this Agreement and the Merger, subject to the terms and conditions hereof and in accordance with the provisions of the Colorado Business Corporation Act (the “CBCA”); and

WHEREAS, the parties intend, by executing this Agreement, to adopt a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and to cause the Merger to constitute an exchange of Company Common Stock for HoldingCo Common Stock governed by Section 351 of the Code, as well as a reorganization within the meaning of Section 368(a) of the Code.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained in this Agreement, and intending to be legally bound hereby, the Company, HoldingCo and MergerCo hereby agree as follows:

ARTICLE 1

THE MERGER

1.1     The Merger. In accordance with Section 7-111-101 of the CBCA, and subject to and upon the terms and conditions of this Agreement, the Company shall, at the Effective Time (as defined below), be merged with MergerCo, the separate corporate existence of MergerCo shall cease and the Company shall continue as the Surviving Company. At the Effective Time, the effect of the Merger shall be as provided in Sections 7-90-204 and 7-111-106(1) of the CBCA.

1.2     Effective Time. The Merger shall become effective upon the filing of a Certificate of Merger with the Secretary of the State of the State of Colorado or a later date specified therein (the “Effective Time”). It is currently anticipated by the parties that the Effective Time will be on or about March 1, 2015, unless otherwise determined by the Board of Directors of the Company.

1.3     Organizational Documents of the Surviving Company.

1.3.1     From and after the Effective Time, the articles of incorporation of the Company, as in effect immediately prior to the Effective Time, shall continue in full force and effect as the articles of incorporation of the Surviving Company until thereafter amended as provided therein or by applicable law.

1.3.2     From and after the Effective Time, the amended and restated bylaws of the Company, as in effect immediately prior to the Effective Time, shall continue in full force and effect as the bylaws of the Surviving Company (the “Surviving Company Bylaws”) until thereafter amended as provided therein or by applicable law.

1.4     Directors. The directors of the MergerCo immediately prior to the Effective Time shall be the initial directors of the Surviving Company and will hold office from the Effective Time until their successors are duly elected or appointed and qualified in the manner provided in the Surviving Company Bylaws or as otherwise provided by law.

1.5     Officers. The officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Company and will hold office from the Effective Time until their successors are duly elected or appointed and qualified in the manner provided in the Surviving Company Bylaws or as otherwise provided by law.

1.6     Directors and Officers of HoldingCo. Prior to the Effective Time, the Company in its capacity as the sole stockholder of HoldingCo, agrees to take or cause to be taken all such actions as are necessary to cause those persons serving as (i) the directors of the Company immediately prior to the Effective Time to be elected or appointed as the directors of HoldingCo and (ii) the executive officers of the Company immediately prior to the Effective Time to be elected or appointed as the executive officers of HoldingCo, each such person to have the same office(s) with HoldingCo (and the same committee memberships in the case of directors) as he or she held with the Company, with the directors serving until the earlier of the next meeting of the HoldingCo stockholders at which an election of directors of such class is held and until their successors are elected or appointed (or their earlier death, disability or retirement).

1.7     Additional Actions. Subject to the terms of this Agreement, the parties hereto shall take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger and to comply with the requirements of the CBCA. If, at any time after the Effective Time, the Surviving Company shall consider or be advised that any deeds, bills of sale, assignments, assurances or any other actions or things are necessary or desirable to vest, perfect or confirm, of record or otherwise, in the Surviving Company its right, title or interest in, to or under any of the rights, properties or assets of either of MergerCo or the Company acquired or to be acquired by the Surviving Company as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers of the Surviving Company shall be authorized to execute and deliver, in the name and on behalf of each of MergerCo and the Company, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of MergerCo and the Company or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Company or otherwise to carry out this Agreement.

1.8     Conversion of Securities. At the Effective Time, by virtue of the Merger and without any action on the part of HoldingCo, MergerCo, the Company or the holder of any of the following securities:

1.8.1     Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than any shares held in treasury, which shall be automatically cancelled and retired without the payment of any consideration therefor) shall be converted into one duly issued, fully paid and non-assessable share of HoldingCo Common Stock, and each such share of HoldingCo Common Stock shall, subject to the prior execution and delivery of a Rights Agreement between HoldingCo and Computershare Trust Company, N.A. by the parties thereto and the terms and conditions set forth therein, be accompanied by the right to purchase shares of HoldingCo’s Series A Junior Participating Preferred Stock (the “HoldingCo Preferred Stock Purchase Rights”), which rights shall be substantially identical to the existing preferred stock purchase rights of the Company (the “Merger Consideration”).

1.8.2     The MergerCo common stock held by HoldingCo will automatically be converted into, and thereafter represent, 100% of the common stock of the Surviving Company.

1.8.3     Each share of HoldingCo Common Stock owned by the Company immediately prior to the Merger shall automatically be cancelled and retired and shall cease to exist.

1.8.4     From and after the Effective Time, holders of certificates formerly evidencing Company Common Stock shall cease to have any rights as shareholders of the Company, except as provided by law; provided, however, that such holders shall have the rights set forth in Section 1.9 herein.

1.8.5     In accordance with Section 7-113-102 of the CBCA, no appraisal rights shall be available to holders of Company Common Stock in connection with the Merger.

1.9     No Surrender of Certificates; Direct Registration of HoldingCo Common Stock. At the Effective Time, each outstanding share of Company Common Stock (other than any shares of Company Common Stock to be cancelled in accordance with Section 1.8) shall automatically represent the same number of shares of HoldingCo Common Stock without any further act or deed by the shareholders of the Company and record of such ownership shall be kept in uncertificated, book entry form by HoldingCo’s transfer agent. Until thereafter surrendered for transfer or exchange in the ordinary course, each outstanding certificate that, immediately prior to the Effective Time, evidenced Company Common Stock shall, from and after the Effective Time, be deemed and treated for all corporate purposes to evidence the ownership of the same number of shares of HoldingCo Common Stock.

1.10     Stock Transfer Books. At the Effective Time, the stock transfer books of the Company shall be closed and thereafter shall be no further registration of transfers of shares of Company Common Stock theretofore outstanding on the records of the Company. From and after the Effective Time, the holders of certificates representing shares of Company Common Stock outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such shares of Company Common Stock except as otherwise provided in this Agreement or by law. On or after the Effective Time, any certificates presented to the exchange agent or HoldingCo for any reason shall solely represent the right to receive the Merger Consideration issuable in respect of the shares of Company Common Stock formerly represented by such certificates without any interest thereon.

1.11     Plan of Reorganization. This Agreement is intended to constitute a “plan of reorganization” within the meaning of Treasury Regulations Section 1.368-2(g). Each party hereto shall use its commercially reasonable efforts to cause the Merger to constitute, and will not knowingly take any actions or cause any actions to be taken which could reasonably be expected to prevent the Merger from constituting, an exchange of Company Common Stock for HoldingCo Common Stock governed by Section 351of the Code, as well as a reorganization within the meaning of Section 368(a) of the Code.

1.12     Successor Issuer. It is the intent of the parties hereto that HoldingCo be deemed a “successor issuer” of the Company in accordance with Rule 12g-3 under the Securities Exchange Act of 1934, as amended, and Rule 414 under the Securities Act of 1933, as amended. At or after the Effective Time, HoldingCo shall file (i) an appropriate report on Form 8-K describing the Merger and (ii) appropriate pre-effective and/or post-effective amendments, as applicable, to any Registration Statements of the Company on Form S-8.

ARTICLE 2

ACTIONS TO BE TAKEN IN CONNECTION WITH THE MERGER

2.1       Assumption of Company Awards. At the Effective Time, all unexercised and unexpired options to purchase Company Common Stock (“Company Options”), shares of restricted stock (“Company RSAs”) or restricted stock units (collectively with Company Options and Company RSAs, “Company Awards”) then outstanding under the Company’s 2007 Equity Incentive Plan (As Amended and Restated), the Company’s 2004 Stock Option Plan, or the other rights to acquire Company Common Stock under the Company’s 401(k) Plan (collectively, the “Company Plans”), whether or not then exercisable, will be assumed by HoldingCo. Each Company Award so assumed by HoldingCo under this Agreement will continue to have, and be subject to, the same terms and conditions as set forth in the applicable Company Plan and any agreements thereunder immediately prior to the Effective Time (including, without limitation, the vesting schedule (without acceleration thereof by virtue of the Merger and the transactions contemplated hereby) and per share exercise price), except that each Company Award will be exercisable (or will become exercisable in accordance with its terms) for, or shall be denominated with reference to, that number of shares of HoldingCo Common Stock equal to the number of shares of Company Common Stock that were subject to such Company Award immediately prior to the Effective Time. The conversion of any Company Options that are “incentive stock options” within the meaning of Section 422 of the Code, into options to purchase HoldingCo Common Stock shall be made in a manner consistent with Section 424(a) of the Code so as not to constitute a “modification” of such Company Options within the meaning of Section 424 of the Code.

2.2       Assignment and Assumption of Agreements. Effective as of the Effective Time, the Company hereby assigns to HoldingCo, and HoldingCo hereby assumes and agrees to perform, all obligations of the Company pursuant to the Company Plans, each stock option agreement and restricted stock agreement entered into pursuant to the Company Plans, and each outstanding Company Award granted thereunder.

2.3       Reservation of Shares. On or prior to the Effective Time, HoldingCo will reserve sufficient shares of HoldingCo Common Stock to provide for the issuance of HoldingCo Common Stock upon exercise of the Company Awards outstanding under the Company Plans.

2.4       Registration Statement; Proxy/Prospectus.

  2.4.1     As promptly as practicable after the execution of this Agreement, the Company shall prepare and file with the Securities and Exchange Commission (the “SEC”) a proxy statement in preliminary form relating to the Shareholders’ Meeting (as hereinafter defined) (together with any amendments thereof or supplements thereto, the “Proxy Statement”) and HoldingCo shall prepare and file with the SEC a registration statement on Form S-4 (together with all amendments thereto, the “Registration Statement” and the prospectus contained in the Registration Statement together with the Proxy Statement, the “Proxy/Prospectus”), in which the Proxy Statement shall be included, in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the shares of HoldingCo Common Stock to be issued to the shareholders of the Company as the Merger Consideration. Each of HoldingCo and the Company shall use its reasonable best efforts to cause the Registration Statement to become effective and the Proxy Statement to be cleared by the SEC as promptly as practicable, and, prior to the effective date of the Registration Statement, HoldingCo shall take all actions reasonably required under any applicable federal securities laws or state blue sky laws in connection with the issuance of shares of HoldingCo Common Stock pursuant to the Merger. As promptly as reasonably practicable after the Registration Statement shall have become effective and the Proxy Statement shall have been cleared by the SEC, the Company shall mail or cause to be mailed or otherwise make available in accordance with the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Proxy/Prospectus to its shareholders; provided, however, that the parties shall consult and cooperate with each other in determining the appropriate time for mailing or otherwise making available to the Company’s shareholders the Proxy/Prospectus in light of the date set for the Shareholders’ Meeting.

2.5       Meeting of Company Shareholders; Board Recommendation.

  2.5.1     Meeting of Company Shareholders. The Company shall take all action necessary in accordance with the CBCA and its articles of incorporation and amended and restated bylaws to call, hold and convene a meeting of its shareholders to consider the adoption of this Agreement (the “Shareholders’ Meeting”) to be held no less than 10 nor more than 60 days following the distribution of the definitive Proxy/Prospectus to its shareholders. The Company will use its reasonable best efforts to solicit from its shareholders proxies in favor of the approval of this Agreement and the Merger. The Company may adjourn or postpone the Shareholders’ Meeting to the extent necessary to ensure that any necessary supplement or amendment to the Proxy/Prospectus is provided to its shareholders in advance of any vote on this Agreement and the Merger or, if as of the time for which the Shareholders’ Meeting is originally scheduled (as set forth in the Proxy/Prospectus) there are insufficient shares of Company Common Stock voting in favor of the approval of this Agreement and the Merger or represented (either in person or by proxy) to constitute a quorum necessary to conduct the business of such Shareholders’ Meeting.

2.6       Section 16 Matters. Prior to the Effective Time, the Board of Directors of the Company or an appropriate committee of non-employee directors thereof (as such term is defined for purposes of Rule 16b-3 promulgated under the Exchange Act) shall adopt a resolution consistent with the interpretive guidance of the SEC so that the receipt by any officer or director of the Company who is a covered person for purposes of Section 16(a) of the Exchange Act of shares of HoldingCo Common Stock in exchange for shares of Company Common Stock or Company Options pursuant to this Agreement and the Merger is intended to be an exempt transaction pursuant to Section 16b-3 of the Exchange Act. Prior to the Effective Time, the Board of Directors of HoldingCo or an appropriate committee of non-employee directors (as such term is defined for purposes of Rule 16b-3 promulgated under the Exchange Act) shall adopt a resolution consistent with the interpretive guidance of the SEC so that the receipt by any officer or director of the Company or HoldingCo who is a covered person for purposes of Section 16(a) of the Exchange Act of shares of HoldingCo Common Stock or options in exchange for shares of Company Common Stock or Company Options pursuant to this Agreement and the Merger is intended to be an exempt transaction for purposes of Section 16b-3 of the Exchange Act.

ARTICLE 3

CONDITIONS OF MERGER

3.1     Conditions Precedent. The obligations of the parties to this Agreement to consummate the Merger and the transactions contemplated by this Agreement shall be subject to fulfillment by the parties hereto at or prior to the Effective Time of each of the following conditions:

3.1.1     The Registration Statement shall have been declared effective by the SEC under the Securities Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceeding for that purpose shall have been initiated or, to the knowledge of HoldingCo or the Company, threatened by the SEC and not concluded or withdrawn. No similar proceeding with respect to the Proxy Statement shall have been initiated or, to the knowledge of HoldingCo or the Company, threatened by the SEC and not concluded or withdrawn.

3.1.2     This Agreement and the Merger shall have been approved by the requisite vote of the shareholders of the Company in accordance with the CBCA.

3.1.3     The HoldingCo Common Stock to be issued pursuant to the Merger shall have been approved for listing by The NASDAQ Global Market (“NASDAQ”).

3.1.4     No order, statute, rule, regulation, executive order, injunction, stay, decree, judgment or restraining order that is in effect shall have been enacted, entered, promulgated or enforced by any court or governmental or regulatory authority or instrumentality that prohibits or makes illegal the consummation of the Merger or the transactions contemplated hereby.

3.1.5     The Boards of Directors of the Company and HoldingCo shall have received a legal opinion of Perkins Coie LLP in form and substance reasonably satisfactory to them to the effect that the Merger will constitute an exchange of Company Common Stock for HoldingCo Common Stock governed by Section 351 of the Code, as well as a reorganization within the meaning of Section 368(a) of the Code (it being understood that in rendering such opinion, Perkins Coie LLP may rely upon the tax representation letter in the form agreed to by the Company, HoldingCo and Perkins Coie LLP, which shall be executed and delivered by the Company and HoldingCo as a condition to rendering its opinion).

ARTICLE 4

COVENANTS

4.1     Listing of HoldingCo Common Stock. HoldingCo will use its reasonable best efforts to obtain, at or before the Effective Time, confirmation of listing on the NASDAQ of the HoldingCo Common Stock issuable pursuant to the Merger.

4.2     The Plans. The Company and HoldingCo will take or cause to be taken all actions necessary or desirable in order to implement the assumption by HoldingCo pursuant to Section 2.2 of the Company Plans, each stock option agreement or restricted stock agreement entered into pursuant thereto, and each Company Award granted thereunder, all to the extent deemed appropriate by the Company and HoldingCo and permitted under applicable law.

4.3     Insurance. HoldingCo shall procure insurance or cause the execution, amendment or endorsement of the insurance policies of the Company such that, upon consummation of the Merger, HoldingCo shall have insurance coverage that is substantially identical to the insurance coverage held by the Company immediately prior to the Merger.

ARTICLE 5

TERMINATION AND AMENDMENT

5.1     Termination. This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time prior to the Effective Time by action of the Board of Directors of the Company if such Board of Directors should determine that for any reason the completion of the transactions provided for herein would be inadvisable or not in the best interest of the Company or its shareholders. In the event of such termination and abandonment, this Agreement shall become void and none of the Company, HoldingCo or MergerCo or their respective security holders, directors or officers shall have any liability with respect to such termination and abandonment.

5.2     Amendment. At any time prior to the Effective Time, this Agreement may, to the extent permitted by the CBCA, be supplemented, amended or modified by the mutual consent of the parties to this Agreement.

ARTICLE 6

MISCELLANEOUS PROVISIONS

6.1     Governing Law. This Agreement shall be governed by and construed and enforced under the laws of the State of Colorado.

6.2     Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original but all of which shall constitute one and the same agreement.

6.3     Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

6.4     Severability. The provisions of this Agreement are severable, and in the event any provision hereof is determined to be invalid or unenforceable, such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

6.5     No Third-Party Beneficiaries. Nothing contained in this Agreement is intended by the parties hereto to expand the rights and remedies of any person or entity not party hereto against any party hereto as compared to the rights and remedies which such person or entity would have had against any party hereto had the parties hereto not consummated the transactions contemplated hereby.

6.6     Tax Matters. Each of the Company and HoldingCo will comply with the recordkeeping and information reporting requirements of the Code that are imposed as a result of the transactions contemplated hereby, and will provide information reporting statements to holders of Company Common Stock at the time and in the manner prescribed by the Code and applicable Treasury Regulations.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.,
a Colorado corporation

By: /s/ Bryan J. Merryman
Name: Bryan J. Merryman
Title: Chief Operating Officer and Chief Financial Officer

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.,
a Delaware corporation

By: /s/ Bryan J. Merryman
Name: Bryan J. Merryman
Title: Chief Operating Officer and Chief Financial Officer

By: /s/ Bryan J. Merryman
Name: Bryan J. Merryman
Title: Chief Operating Officer and Chief Financial Officer

Signature Page to Agreement and Plan of Merger

ANNEX II

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Rocky Mountain Chocolate Factory, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

1.             The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 6, 2014, and a Certificate of Amendment was filed with the Secretary of State of the State of Delaware on November 6, 2014.

2.             This Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) was duly adopted by the Board of Directors of the Corporation and by the stockholders of the Corporation in accordance with Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (“DGCL”).

3.             The Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:

ARTICLE I: NAME

The name of the Corporation is Rocky Mountain Chocolate Factory, Inc.

ARTICLE II: REGISTERED OFFICE

The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, City of Wilmington, County of New Castle, and the name of the registered agent of the Company in the State of Delaware at such address is The Corporation Trust Company.

ARTICLE III: PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

ARTICLE IV: CAPITALIZATION

A.     Authorized Capital Stock. The total number of shares of stock which the Corporation shall have authority to issue is 46,250,000, consisting of 46,000,000 shares of common stock, par value $0.001 per share (“Common Stock”), and 250,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”).

B.     Common Stock. The powers, preferences and rights, and the qualifications, limitations and restrictions, of the Common Stock are as follows:

1.     Subject to such exceptions that are set forth in this Certificate of Incorporation or the DGCL, each holder of common stock shall be entitled to vote at all meetings of the stockholders and shall have one vote for each share of common stock held by such stockholder.

2.     The holders of Common Stock shall not have cumulative voting rights (as defined in Section 214 of the DGCL).

3.     Subject to the rights of the holders of Preferred Stock, and subject to any other provisions of this Certificate of Incorporation or the DGCL, holders of Common Stock shall be entitled to receive such dividends and other distributions in cash, stock or property of the Corporation if, as and when declared thereon by the Board of Directors from time to time out of assets or funds of the Corporation legally available therefor.

4.     In the event of any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debt and liabilities of the Corporation and subject to prior payment in full of the preferential amounts, if any, to which any series of Preferred Stock may be entitled, the holders of Common Stock shall be entitled to receive the assets and funds of the Corporation remaining for distribution in proportion to the number of shares held by them, respectively.

5.     No holders of Common Stock shall be entitled to preemptive or subscription rights.

C.     Preferred Stock.

Shares of Preferred Stock may be issued in one or more series, from time to time, with each such series to consist of such number of shares and to have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board of Directors, and the Board of Directors is hereby expressly vested with the authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions.

Except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any certificate of designations relating to any series of preferred stock) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designations relating to any series of Preferred Stock) or pursuant to the DGCL.

ARTICLE V: BOARD OF DIRECTORS

A.     Management by Board of Directors. Except as otherwise provided in this Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors

B.     Number of Directors. Subject to any special rights of the holders of any class or series of stock to elect directors, the number of directors shall be fixed from time to time exclusively by resolution of the Board of Directors. Newly-created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class and vacancies resulting from any cause shall be filled exclusively pursuant to a resolution adopted by vote of a majority of the members of the Board of Directors then in office, even if less than a quorum, or by a single remaining director. A person elected to fill a vacancy or newly-created directorship shall hold office until the next election of directors and until his or her successor shall be duly elected and qualified. Any director or the entire Board of Directors may be removed from office by the stockholders of the Corporation only for cause and only by the affirmative vote of the holders of at least a majority of the shares then entitled to vote at an election of directors.

ARTICLE VI: LIMITATION OF DIRECTOR LIABILITY; INDEMNIFICATION AND ADVANCEMENTS OF EXPENSES OF DIRECTORS AND OFFICERS

A.     Limitation of Director Liability. To the fullest extent that the DGCL or any other law of the State of Delaware as it exists on the date hereof or as it may hereafter be amended permits the limitation or elimination of the liability of directors, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

B.     Indemnification and Advancement of Expenses. The Corporation shall indemnify and advance expenses to, and hold harmless, to the fullest extent permitted by applicable law as it exists on the date hereof or as it may hereafter be amended, any person (an “Indemnitee”) who was or is made or is threatened to be made a party or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that such person is or was a director or an officer of the Corporation or, while a director or an officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against all liabilities and losses suffered and expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Indemnitee in connection with such Proceeding. Such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. Notwithstanding the preceding sentences, the Corporation shall not be required to indemnify, or advance expenses to, an Indemnitee in connection with a Proceeding (or part thereof) initiated by such Indemnitee, whether initiated in such Indemnitee's capacity as a director or officer or in any other capacity, or in defending any counterclaim, cross-claim, affirmative defense, or like claim of the Corporation in such Proceeding (or part thereof), unless the initiation of such Proceeding (or part thereof) by the Indemnitee was authorized or consented to by the Board of Directors of the Corporation.

C.     Effect of Amendment. No amendment to, or modification or repeal of this Article VI, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Article VI, shall adversely affect any right or protection of an Indemnitee existing hereunder with respect to any act or omission occurring prior to such amendment, modification, repeal or adoption of an inconsistent provision.

ARTICLE VII: MEETINGS OF STOCKHOLDERS

A.     No Action by Written Consent. No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with the Bylaws and no action shall be taken by the stockholders by written consent.

B.     Special Meetings of Stockholders. Except as otherwise required by law or provided by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of Preferred Stock, special meetings of stockholders of the Corporation may be called only by (a) pursuant to a resolution approved by a majority of the Board of Directors, or (b) the Chairman of the Board of Directors, and any power of stockholders to call a special meeting is specifically denied.

C.     Election of Directors by Written Ballot. Election of directors need not be by written ballot.

ARTICLE VIII: EXCLUSIVE FORUM

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the Delaware General Corporation Law or the Corporation’s Certificate of Incorporation or Bylaws or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article VIII.

ARTICLE IX: AMENDMENTS TO THE CERTIFICATE OF INCORPORATION AND BYLAWS

A.     Amendments to the Certificate of Incorporation. Notwithstanding any other provisions of this Certificate of Incorporation, and notwithstanding that a lesser percentage may be permitted from time to time by applicable law, no provision of Articles V, VII or this Article IX may be altered, amended or repealed in any respect (including by merger, consolidation or otherwise), nor may any provision inconsistent therewith be adopted, unless such alteration, amendment, repeal or adoption is approved by the affirmative vote of the holders of at least 66-2/3 percent of the voting power of all of the then-outstanding shares of the Corporation then entitled to vote generally in an election of directors, voting together as a single class.

Notwithstanding anything to the contrary elsewhere contained in this Certificate of Incorporation, the affirmative vote of the holders of at least eighty percent (80%) of the total voting power of all of the then-outstanding shares of the Corporation then entitled to vote generally in the election of directors, voting together as a single class, shall be required to alter, amend or repeal, or to adopt any provision inconsistent with Article VI.

B.     Adoption, Amendment and Repeal of the Bylaws. In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter, amend and repeal the bylaws of the Corporation subject to the power of the stockholders of the Corporation to alter, amend or repeal the bylaws; provided, however, that with respect to the powers of stockholders to make, alter, amend or repeal the bylaws, and notwithstanding any other provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the stockholders of any particular class or series of the Corporation required by law, the bylaws or any preferred stock of the corporation, the affirmative vote of the holders of at least 66-2/3 percent of the voting power of all of the then-outstanding shares of the Corporation entitled to vote generally in an election of directors, voting together as a single class, shall be required to make, alter, amend or repeal the bylaws of the Corporation.

EXHIBIT A

CERTIFICATE OF DESIGNATIONS OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK,

PAR VALUE $0.001 PER SHARE,

OF

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Pursuant to Section 151 of the

General Corporation Law of the State of Delaware

The undersigned DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors (the “Board”) of Rocky Mountain Chocolate Factory, Inc., a Delaware corporation (hereinafter called the “Corporation”), with the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, having been fixed by the Board pursuant to authority granted to it under Article IV of the Corporation’s Amended and Restated Certificate of Incorporation and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware:

RESOLVED: That, pursuant to authority conferred upon the Board by the Amended and Restated Certificate of Incorporation of the Corporation, the Board hereby authorizes 50,000 shares of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Corporation and hereby fixes the designations, powers, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, of such shares, in addition to those set forth in the Amended and Restated Certificate of Incorporation of the Corporation, as follows:

Section 1. Designation and Amount.  The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”). The number of shares initially constituting the Series A Preferred Stock shall be 50,000; provided, however, that if more than a total of 50,000 shares of Series A Preferred Stock shall be issuable upon the exercise of Rights (the “Rights”) issued pursuant to the Rights Agreement dated as of               , 2015 between the Corporation and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agreement”), the Board of Directors of the Corporation shall direct by resolution or resolutions that a certificate be properly executed, acknowledged, filed and recorded providing for the total number of shares of Series A Preferred Stock authorized to be issued to be increased (to the extent that the Articles of Incorporation then permits) to the largest number of whole shares (rounded up to the nearest whole share) issuable upon exercise of such Rights.

Section 2. Dividends and Distributions.

(a) Subject to the prior and superior rights of the holders of shares of any other series of Preferred Stock or other class of stock of the Corporation ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock shall be entitled to receive, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, (i) quarterly dividends payable in cash on the last day of each fiscal quarter in each year, or such other dates as the Board of Directors of the Corporation shall approve (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Preferred Stock, in the amount of $0.01 per whole share (rounded to the nearest cent) less the amount of all cash dividends declared on the Series A Preferred Stock pursuant to the following clause (ii) since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock (the total of which shall not, in any event, be less than zero) and (ii) dividends payable in cash on the payment date for each cash dividend declared on the Common Stock in an amount per whole share (rounded to the nearest cent) equal to the Formula Number (as hereinafter defined) then in effect multiplied times the cash dividends then to be paid on each share of Common Stock. In addition, if the Corporation shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of noncash consideration (other than dividends or distributions solely in shares of Common Stock), then, in each such case, the Corporation shall simultaneously pay or make on each outstanding whole share of Series A Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect multiplied times such dividend or distribution on each share of the Common Stock. As used herein, the “Formula Number” shall be 1,000; provided, however, that, if at any time after       , 2015, the Corporation shall (x) declare or pay any dividend on the Common Stock payable in shares of Common Stock or make any distribution on the Common Stock in shares of Common Stock, (y) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock or (z) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such event the Formula Number shall be adjusted to a number determined by multiplying the Formula Number in effect immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further, that, if at any time after                  , 2015, the Corporation shall issue any shares of its stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification or change so that each share of Series A Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock prior to such merger, reclassification or change.

(b) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (a) of this Section immediately prior to or at the same time it declares a dividend or distribution on the Common Stock (other than a dividend or distribution solely in shares of Common Stock); provided, however, that, in the event no dividend or distribution (other than a dividend or distribution solely in shares of Common Stock) shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $0.01 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.

(c) Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from and after the Quarterly Dividend Payment Date next preceding the date of original issue of such shares of Series A Preferred Stock; provided, however, that dividends on such shares which are originally issued after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and on or prior to the next succeeding Quarterly Dividend Payment Date shall begin to accrue and be cumulative from and after such Quarterly Dividend Payment Date. Notwithstanding the foregoing, dividends on shares of Series A Preferred Stock which are originally issued prior to the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend on the first Quarterly Dividend Payment Date shall be calculated as if cumulative from and after the last day of the fiscal quarter next preceding the date of original issuance of such shares. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

(d) So long as any shares of the Series A Preferred Stock are outstanding, no dividends or other distributions shall be declared, paid or distributed, or set aside for payment or distribution, on the Common Stock unless, in each case, the dividend required by this Section 2 to be declared on the Series A Preferred Stock shall have been declared.

(e) The holders of the shares of Series A Preferred Stock shall not be entitled to receive any dividends or other distributions except as provided herein.

Section 3. Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:

(a) Each holder of Series A Preferred Stock shall be entitled to a number of votes equal to the Formula Number then in effect, for each share of Series A Preferred Stock held of record on each matter on which holders of the Common Stock or stockholders generally are entitled to vote, multiplied times the maximum number of votes per share which any holder of the Common Stock or stockholders generally then have with respect to such matter (assuming any holding period or other requirement to vote a greater number of shares is satisfied).

(b) Except as otherwise provided herein or by applicable law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock shall vote together as one class for the election of directors of the Corporation and on all other matters submitted to a vote of stockholders of the Corporation.

(c) If, at the time of any annual meeting of stockholders for the election of directors, the equivalent of six quarterly dividends (whether or not consecutive) payable on any share or shares of Series A Preferred Stock are in default, the number of directors constituting the Board of Directors of the Corporation shall be increased by two. In addition to voting together with the holders of Common Stock for the election of other directors of the Corporation, the holders of record of the Series A Preferred Stock, voting separately as a class to the exclusion of the holders of Common Stock, shall be entitled at said meeting of stockholders (and at any subsequent annual meeting of stockholders), unless all dividends in arrears have been paid or declared and set apart for payment prior thereto, to vote for the election of two directors of the Corporation, the holders of any Series A Preferred Stock being entitled to cast a number of votes per share of Series A Preferred Stock equal to the Formula Number. Until the default in payments of all dividends which permitted the election of said directors shall cease to exist, any director who shall have been so elected pursuant to the next preceding sentence may be removed at any time, either with or without cause, only by the affirmative vote of the holders of the shares of Series A Preferred Stock at the time entitled to cast a majority of the votes entitled to be cast for the election of any such director at a special meeting of such holders called for that purpose, and any vacancy thereby created may be filled by the vote of such holders. If and when such default shall cease to exist, the holders of the Series A Preferred Stock shall be divested of the foregoing special voting rights, subject to revesting in the event of each and every subsequent like default in payments of dividends. Upon the termination of the foregoing special voting rights, the terms of office of all persons who have been elected directors pursuant to said special voting rights shall forthwith terminate, and the number of directors constituting the Board of Directors shall be reduced by two. The voting rights granted by this Section 3(c) shall be in addition to any other voting rights granted to the holders of the Series A Preferred Stock in this Section 3.

(d) Except as provided in this Section 3, in Section 11 or by applicable law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for authorizing or taking any corporate action.

Section 4. Certain Restrictions.

(a) Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock; provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5. Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled upon the acquisition thereof in accordance with the Delaware General Corporate Law. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock, without designation as to series, and may thereafter be issued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock of the Corporation or as otherwise required by law.

Section 6. Liquidation, Dissolution or Winding Up. Upon the liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (x) $1.00 per whole share and (y) an aggregate amount per share equal to the Formula Number then in effect multiplied times the aggregate amount to be distributed per share to holders of Common Stock, or (ii) to the holders of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

Section 7. Consolidation, Merger, etc. In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, or any combination thereof, then in any such case the then outstanding shares of Series A Preferred Stock shall at the same time be similarly exchanged for or changed into an amount per share equal to the Formula Number then in effect multiplied times the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is exchanged or changed. In the event both this Section 7 and Section 2 appear to apply to a transaction, this Section 7 shall control.

Section 8. No Redemption; No Sinking Fund.

(a) The shares of Series A Preferred Stock shall not be subject to redemption by the Corporation; provided, however, that the Corporation may purchase or otherwise acquire outstanding shares of Series A Preferred Stock in the open market or by offer to any holder or holders of shares of Series A Preferred Stock.

(b) The shares of Series A Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

Section 9. Ranking. The Series A Preferred Stock shall rank, with respect to the payment of dividends and as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, junior to all other series of Preferred Stock of the Corporation, unless the Board of Directors shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights of the shares of any such other series and the qualifications, limitations and restrictions thereof.

Section 10. Fractional Shares. The Series A Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fraction of a share that is one one-thousandth of a share or any integral multiple of such fraction which shall entitle the holder, in proportion to such holder’s fractional shares, to receive dividends, exercise voting rights, participate in distributions and to have the benefit of all other rights of holders of Series A Preferred Stock. In lieu of fractional shares, the Corporation, prior to the first issuance of a share or a fraction of a share of Series A Preferred Stock, may elect (i) to make a cash payment as provided in the Rights Agreement for fractions of a share other than one one-thousandth of a share or any integral multiple thereof or (ii) to issue depository receipts evidencing such authorized fraction of a share of Series A Preferred Stock pursuant to an appropriate agreement between the Corporation and a depository selected by the Corporation; provided that such agreement shall provide that the holders of such depository receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Series A Preferred Stock.

Section 11. Amendment. None of the powers, preferences or relative, participating, optional or other special rights of the Series A Preferred Stock as provided herein or in the Articles of Incorporation shall be amended in any manner that would alter or change the powers, preferences, rights or privileges of the holders of Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least 66-2/3 percent of the outstanding shares of Series A Preferred Stock, voting as a separate class.

ANNEX III

BYLAWS

OF

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

(a Delaware corporation)

Article I: Offices

1.1     Registered Office. The registered office of the Corporation in the State of Delaware shall be in the City of Willmington, County of New Castle.

1.2     Other Offices. The Corporation may also have offices in such other places, either within or without the State of Delaware, as the Board of Directors from time to time may designate or the business of the Corporation may from time to time require.

Article II: Stockholders

2.1.     Place of Meetings. Meetings of the stockholders shall be held at such place, if any, either within or without the State of Delaware, as the Board of Directors shall determine. The Board of Directors may, at its discretion, determine that a meeting shall not be held at any place, but shall instead be held solely by means of remote communication in the manner authorized by the General Corporation Law of the State of Delaware (“DGCL”).

2.2.     Annual Meeting. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held at the place, if any, on the date, and at the time as determined from time to time by the Board of Directors.

2.3.     Advance Notice of Nominations and Proposals of Business.

(a)     Nominations of persons for election to the Board of Directors and the proposal of business to be transacted by the stockholders may be made at an annual meeting of stockholders (i) pursuant to the Corporation's proxy materials with respect to such meeting, (ii) by or at the direction of the Board of Directors, or (iii) by any stockholder who was a stockholder of record of the Corporation (the “Record Stockholder”) (and, with respect to any beneficial owner, if different, on whose behalf such nomination or proposal is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Corporation) at the time of the giving of the notice required in the following Section 2.3(b) and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the notice procedures set forth in this Section 2.3. For the avoidance of doubt, the foregoing clause (iii) shall be the exclusive means for a stockholder to make nominations or propose business (other than business included in the Corporation’s proxy materials pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (such act, and the rules and regulations promulgated thereunder, the “Exchange Act”)) at an annual meeting of stockholders.

(b)     For nominations or business to be properly brought before an annual meeting by a Record Stockholder pursuant to clause (iii) of Section 2.3(a), (i) the Record Stockholder must have given timely notice thereof in writing to the Secretary of the Corporation, and (ii) any such business must be a proper matter for stockholder action under applicable law. To be timely, a Record Stockholder’s notice shall be received by the Secretary at the principal executive offices of the Corporation not less than 45 or more than 75 days prior to the one-year anniversary of the date on which the Corporation first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting of stockholders; provided, however, that, subject to the last sentence of this paragraph (b), if the meeting is convened more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, notice by the Record Stockholder to be timely must be so received not later than the close of business on the later of (i) the 90th day before such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made. Notwithstanding anything in the preceding sentence to the contrary, in the event that the number of directors to be elected to the Board of Directors is increased and there has been no public announcement naming all of the nominees for director or indicating the increase in the size of the Board of Directors made by the Corporation at least 10 days before the last day a Record Stockholder may deliver a notice of nomination in accordance with the preceding sentence, a Record Stockholder’s notice required by this Section 2.3 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation. In no event shall an adjournment or postponement of an annual meeting for which notice has been given, commence a new time period for the giving of a Record Stockholde’s notice.

(c)     To be in proper form for purposes of this Section 2.3, any such Record Stockholder's notice shall set forth:

(i)     if such notice pertains to the nomination of directors for election, as to each person (a “nominee”) whom the Record Stockholder proposes to nominate for election or as a director: (A) the name, age, business address and residence address of the nominee, (B) the principal occupation or employment of the nominee, (C) the class and number of shares of the Corporation that are held of record or are beneficially owned by the nominee, and any derivatives positions held or beneficially held by the nominee and that relate to the Corporation, (D) a description of any agreement, arrangement or understanding (including, without limitation and regardless of the form of settlement, any derivative, long or short positions, profit interests, forwards, futures, swaps, options, warrants, convertible securities, stock appreciation or similar rights, hedging transactions and borrowed or loaned shares) (collectively, “Derivatives Arrangements and Instruments”) that has been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to (1) give such nominee economic risk similar to ownership of shares of any class or series of the Corporation or (2) create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, any such nominee with respect to the Corporation’s securities, (E) any proxy, contract, arrangement, understanding, or relationship pursuant to which such nominee has a right to vote, directly or indirectly, any shares of any security of the Corporation, (F) any rights to dividends on the shares of the Corporation owned beneficially directly or indirectly by such nominee that are separated or separable from the underlying shares of the Corporation, (G) any performance-related fees (other than an asset-based fee) that such nominee is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Corporation or any Derivative Arrangements and Instruments, if any, as of the date of such notice, (H) a description of all arrangements or understandings between the Record Stockholder, such nominee and/or any Stockholder Associated Person (as defined below) pursuant to which the nominations are to be made by the Record Stockholder and (I) any other information relating to the nominee that would be required to be disclosed about such nominee if proxies were being solicited for the election or re-election of the nominee as a director, or that is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including, without limitation, the nominee’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected or re-elected, as the case may be);

(ii)     as to any business that the Record Stockholder proposes to bring before the meeting, a reasonably brief description of (A) such business (including the text of the proposal or business, including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the text of the proposed amendment), (B) the reasons for conducting such business at the meeting and (C) any material interest in such business of such Record Stockholder and any Stockholder Associated Person; and

(iii)     as to (A) the Record Stockholder giving the notice and (B) each Stockholder Associated Person, if any (each, a “party”):

(1)     the name and address of each such party (including as they appear on the Corporation’s books);

(2)     (A) the class, series, and number of shares of the Corporation that are owned, directly or indirectly, beneficially and of record by each such party, and any derivatives positions held or beneficially by each such party and that relates to the Corporation, (B) a description of any Derivative Arrangements and Instruments that have been entered into by or on behalf of, or any other agreement, arrangement or understanding that has been made, the effect or intent of which is to (1) give each such party economic risk similar to ownership of shares of any class or series of the Corporation or (2) create or mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of, each such party with respect to the Corporation's securities, (C) any proxy, contract, arrangement, understanding, or relationship pursuant to which either party has a right to vote, directly or indirectly, any shares of any security of the Corporation, (D) any rights to dividends on the shares of the Corporation owned beneficially directly or indirectly by each such party that are separated or separable from the underlying shares of the Corporation, (E) any performance-related fees (other than an asset-based fee) that each such party is directly or indirectly entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Arrangements and Instruments, if any, as of the date of such notice and (F) a statement whether either party will deliver a proxy statement and form of proxy to holders of at least the percentage of the votes entitled to be cast on the proposal or nomination required under applicable law to carry the proposal or to elect the director; provided, however, that this Section 2.3(c)(iii)(2) shall not require disclosure in the applicable notice of the ordinary course business activities of any broker, dealer, commercial bank, trust company or other nominee who is the Record Stockholder providing such notice solely as a result of being the stockholder directed to prepare and submit the notice required pursuant to these Bylaws on behalf of a beneficial owner; and

(3)     any other information relating to each such party that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the Exchange Act.

(d)     A Record Stockholder providing notice of business proposed to be brought before an annual meeting, or of any nomination to be made as set forth in this Section 2.3 shall further update and supplement such applicable notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 2.3 shall be true and correct as of the record date for the meeting and as of the date that is 10 business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to, or mailed and received by, the Corporation’s secretary at the principal executive offices of the Corporation no later than five business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight business days prior to the date of the meeting, if practicable (or, if not practicable, on the first practicable date prior to), or any adjournment or postponement thereof (in the case of the update and supplement required to be made as of 10 business days prior to the meeting or any adjournment or postponement thereof).

(e)     A person shall not be eligible for election or re-election as a director at an annual meeting unless (i) the person is nominated by a Record Stockholder in accordance with clause (iii) of Section 2.3(a) or (ii) the person is nominated by or at the direction of the Board of Directors. Only such business shall be conducted at an annual meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.3. The chair of the meeting shall have the power and the duty to determine whether a nomination or any business proposed to be brought before the meeting has been made in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defectively proposed business or nomination shall not be presented for stockholder action at the meeting and shall be disregarded. Notwithstanding the foregoing provisions of this Section 2.3 and unless otherwise required by law, if the Record Stockholder (or a qualified representative of the Record Stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.3, to be considered a qualified representative of the Record Stockholder, a person must be a duly authorized officer, manager or partner of such Record Stockholder or must be authorized by a written record executed by such Record Stockholder or an electronically transmitted record executed by such Record Stockholder to act for such stockholder as proxy at the annual or special meeting and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the annual or special meeting.

(f)     Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting by or at the direction of the Board of Directors. Stockholders shall not be permitted to propose business to be brought before a special meeting of the stockholders. The notice of such special meeting shall include the purpose for which the meeting is called. If the Board of Directors has determined that a purpose of a special meeting of stockholders is the election of one or more directors, nominations of persons for election to the Board of Directors may be made at such special meeting of stockholders (i) by or at the direction of the Board of Directors or (ii) by any stockholder who was a stockholder of record of the Corporation (and, with respect to any beneficial owner, if different, on whose behalf such nomination is proposed to be made, only if such beneficial owner was the beneficial owner of shares of the Corporation) at the time of giving of notice provided for in this paragraph and at the time of the special meeting, who shall be entitled to vote at the meeting and who delivers a written notice to the Secretary setting forth the information set forth in Section 2.3(c)(i) and (iii) of this Article II. Nominations by stockholders of persons for election to the Board of Directors may be made at such a special meeting of stockholders only if such stockholder of record's notice required by the preceding sentence shall be received by the Secretary at the principal executive offices of the Corporation not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall an adjournment, or postponement of a special meeting for which notice has been given, commence a new time period for the giving of a stockholder of record’s notice. A person shall not be eligible for election or re-election as a director at a special meeting unless the person is nominated (i) by or at the direction of the Board of Directors or (ii) by a stockholder of record in accordance with the notice procedures set forth in this Section 2.3(f).

(g)     For purposes of these Bylaws, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service or in a document publicly filed with or furnished to the Securities and Exchange Commission by the Corporation pursuant to Section 13, 14 or 15(d) of the Exchange Act.

(h)     For purposes of these Bylaws, “Stockholder Associated Person” of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder and on whose behalf the proposal or nomination, as the case may be, is being made, or (iii) any person controlling, controlled by or under common control with such person referred to in the preceding clauses (i) and (ii).

(i)     Notwithstanding the foregoing provisions of this Section 2.3, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to matters set forth in this Section 2.3. Nothing in this Section 2.3 shall be deemed to affect any rights of (i) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act, (ii) the Corporation to omit a proposal from the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act, or (iii)  the holders of any series of preferred stock, if any, to the extent provided for under law, the Certificate of Incorporation or these Bylaws.

2.4.     Special Meetings; Notice. Except as otherwise required by law or provided by the resolution or resolutions adopted by the Board of Directors designating the rights, powers and preferences of any series of preferred stock, special meetings of stockholders of the Corporation may be called only by (a) pursuant to a resolution approved by a majority of the a majority of the Board of Directors or (b) the chair of the Board of Directors. Notice of every special meeting shall state the purpose of the meeting and the business conducted at a special meeting of stockholders shall be limited to the business set forth in the notice of meeting. The Board of Directors may postpone or reschedule any previously called special meeting.

2.5.     Notice of Meetings.

(a)     Notice of the place, if any, date and time of all meetings of the stockholders, and the means of remote communications, if any, by which stockholders and proxyholders may be deemed present in person and vote at such meeting, and, in the case of all special meetings of stockholders, the purpose of the meeting, shall be given, not less than 10 nor more than 60 days before the date on which the meeting is to be held, to each stockholder entitled to vote at the meeting, except as otherwise required by law (references in these Bylaws to requirements of “law” shall mean, as required from time to time by the DGCL, the Corporation’s Certificate of Incorporation or these Bylaws).

(b)     When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place, if any, thereof and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person of such adjourned meeting are announced at the meeting at which the adjournment is taken; provided, however, that if the date of any adjourned meeting is more than 30 days after the date for which the meeting was originally noticed, or if a new record date is fixed for the adjourned meeting, notice of the place, if any, date and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, shall be given in conformity herewith. At any adjourned meeting, any business may be transacted that might have been transacted at the original meeting.

2.6.     Quorum.

(a)     At any meeting of the stockholders, the holders of shares of stock of the Corporation entitled to cast a majority of the total votes entitled to be cast by the holders of all outstanding capital stock of the Corporation, present in person or by proxy, shall constitute a quorum for all purposes, unless or except to the extent that the presence of a larger number is required by law. Where a separate vote by one or more classes or series is required, the holders of shares entitled to cast a majority of the total votes entitled to be cast by the holders of the shares of the class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

(b)     If a quorum shall fail to attend any meeting, the chair of the meeting may adjourn the meeting to another place, if any, date and time.

2.7.     Organization. The chair of the Board of Directors or, in his or her absence, the person whom the Board of Directors designates or, in the absence of that person or the failure of the Board of Directors to designate a person, the chief executive officer of the Corporation or, in his or her absence, the person chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chair of the meeting. The secretary of the Corporation shall act as the secretary of the meeting, or, in his or her absence, the chair shall appoint the secretary of the meeting.

2.8.     Conduct of Business. The Board of Directors may adopt by resolution such rules and regulations for the conduct of any meeting of the stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chair of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chair, may include, without limitation, the following: (a) the establishment of an agenda or order of business for the meeting; (b) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (c) rules and procedures for maintaining order at the meeting and the safety of those present; (d) limitations on attendance at or participation in the meeting to stockholders of record of the Corporation; (e) restrictions on entry to the meeting after the fixed time for the commencement thereof; and (f) limitations on the time allotted to questions or comments by the participants.

2.9.     Proxies; Inspectors.

(a)     At any meeting of the stockholders, every stockholder entitled to vote may vote in person or by proxy authorized by an instrument in writing or by a transmission permitted by law filed in accordance with the procedure established for the meeting, but no such proxy shall be voted upon after three years from its date, unless such proxy provides for a longer period. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission created pursuant to this Section 2.9 may be substituted or used in lieu of the original writing or transmission that could be used, provided that the copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

(b)     The Board of Directors, the chair, or the president shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the chair of the meeting may, and to the extent required by law, shall, appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of inspectors.

2.10.  Voting. All elections of directors shall be determined by a plurality of the votes cast, and except as otherwise required by law, all other matters shall be determined by the affirmative vote of a majority of the votes cast on a matter at a meeting at which a quorum is present. Broker non-votes and abstentions shall be considered for purposes of establishing a quorum but not considered as votes cast for or against a proposal or director nominee.

2.11.  Stock List.

(a)     A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in such stockholder's name, shall be open to the examination of any such stockholder, for any purpose germane to the meeting, during ordinary business hours for a period of at least 10 days prior to the meeting as required by law. The Corporation shall not be required to include electronic mail addresses or other electronic contact information on such list.

(b)     The stock list shall also be open to the examination of any such stockholder during the whole time of the meeting as provided by law. The Corporation may look to this list as the sole evidence of the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

2.12.  Action by Written Consent. No action shall be taken by the stockholders of the Corporation except at an annual or special meeting of the stockholders called in accordance with these Bylaws and no action shall be taken by written consent.

Article III: Board of Directors

3.1.    General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law to be exercised or done by the stockholders.

3.2.    Number, Term and Qualifications of Directors.

(a)     Subject to any special right of the holders of any class or series of stock to elect directors and the Certificate of Incorporation, the number of directors shall be fixed from time to time exclusively by resolution of the Board of Directors.

(b)     Except as provided in Section 3.3 of these Bylaws, each director, including a director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

(c)     Directors need not be stockholders to be qualified for election or service as a director of the Corporation.

3.3.     Removal; Resignation. Any director or the entire Board of Directors may be removed from office by the stockholders of the Corporation only for cause and only by the affirmative vote of the holders of at least a majority of the shares then entitled to vote at an election of directors. Any director may resign at any time upon notice given in writing or by electronic transmission to the chair of the Board of Directors, the chief executive officer, the president or the secretary of the Corporation. A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events. A resignation that is conditioned upon the director failing to receive a specified vote for re-election as a director may provide that it is irrevocable.

3.4.     Newly Created Directorships and Vacancies. Except as otherwise required by law, newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class and vacancies resulting from any cause may be filled exclusively by a majority vote of the directors then in office, though less than a quorum, or by a sole remaining director. Directors so chosen shall hold office until the next election of directors and until the director’s successor shall have been duly elected and qualified.

3.5.     Regular Meetings. Regular meetings of the Board of Directors shall be held at the place, on the date and at the time as shall have been established by the Board of Directors and publicized among all directors. A notice of a regular meeting the date of which has been so publicized shall not be required.

3.6.     Special Meetings. Special meetings of the Board of Directors may be called by the chair of the Board of Directors, the chief executive officer, the president or the majority of the directors then in office and shall be held at the place, on the date, and at the time as they or he or she shall fix. Notice of the place, date, and time of each special meeting shall be given to each director either (a) by mailing written notice not less than five days before the meeting or (b) by telephone, facsimile or electronic transmission of the same not less than 24 hours before the meeting, directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records. Unless otherwise stated in the notice thereof, any and all business may be transacted at a special meeting.

3.7.     Quorum. At any meeting of the Board of Directors, a majority of the total then authorized number of directors shall constitute a quorum for all purposes. If a quorum shall fail to attend any meeting, a majority of those present may adjourn the meeting to another place, date or time, without further notice or waiver thereof, other than announcement at the meeting of the time and place for the adjourned meeting. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

3.8.     Participation in Meetings by Conference Telephone or Other Communications Equipment. Members of the Board of Directors, or of any committee thereof, may participate in a meeting of the Board or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at the meeting.

3.9.     Conduct of Business. At any meeting of the Board of Directors, business shall be transacted in the order and manner as the Board may from time to time determine, and all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided in these Bylaws or as required by law. The Board of Directors may take action without a meeting if all members thereof consent thereto in writing or by electronic transmission (including, without limitation, email), and the writing or writings or transmission or transmissions are filed with the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Article IV: Committees

4.1.     Committees of the Board of Directors. The Board of Directors may from time to time designate committees of the Board, with such lawfully delegable powers and duties as it thereby confers, to serve at the pleasure of the Board and shall, for any designated committee, elect a director or directors to serve as the member or members, designating, if it desires, other directors as alternate members who may replace any absent or disqualified member at any meeting of the committee. Each member of a committee or alternate member must meet the requirements for membership, if any, imposed by law and the rules and regulations of any securities exchange or quotation system on which the securities of the Corporation are listed or quoted for trading.

4.2.     Conduct of Business. Each committee shall keep such records and report to the Board of Directors in such manner as the Board of Directors may from time to time determine. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business. Unless otherwise provided in a resolution of the Board of Directors or in rules adopted by the committee, each committee shall conduct its business as nearly as practical in the same manner as provided in these Bylaws for the Board of Directors.

Article V: Officers

5.1.     Generally. The officers of the Corporation shall be a president and secretary. The Corporation may also have, at the discretion of the Board of Directors, a chair of the Board of Directors, a chief executive officer, a chief financial officer, one or more vice presidents, one or more assistant vice presidents, one or more assistant secretaries, and any officers as may from time to time be appointed by the Board of Directors. Any number of offices may be held by the same person.

5.2.     Election; Term of Office. Officers shall be elected by the Board of Directors. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The Board of Directors may remove any officer of the Corporation at any time, with or without cause. Any officer may resign at any time by giving written notice to the Corporation. Any resignation shall take effect at the date of the receipt of that notice or any later time specified in that notice. Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective. Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors.

5.3.     Chair of the Board of Directors. The chair of the Board of Directors, if any, shall be a member of the Board of Directors, and shall preside at all meetings of stockholders and the Board of Directors. The chair of the Board of Directors shall have the other powers and duties as may be delegated from time to time by the Board of Directors. Unless otherwise specifically determined by the Board of Directors or otherwise required by law, the chair of the Board of Directors shall possess the same power as the chief executive officer to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. The chair of the Board of Directors shall be responsible, in consultation with the chief executive officer, for setting an agenda for each meeting of the Board of Directors.

5.4     Chief Executive Officer. The chief executive officer shall have authority to (a) act as the Corporation’s general manager and, subject to the control of the Board of Directors, have general supervision, direction and control of the business and affairs of the Corporation; and (b) affix the signature of the Corporation to all deeds, conveyances, mortgages, guarantees, leases, obligations, bonds, certificates and other papers and instruments in writing which have been authorized by the Board of Directors; to sign certificates for shares of stock of the Corporation; and, subject to the direction of the Board of Directors, to have general charge of the property of the Corporation and to supervise and direct all officers, agents and employees of the Corporation.

5.5.     President. The president shall be the chief executive officer of the Corporation unless the Board of Directors shall have designated another officer as the chief executive officer of the Corporation. Subject to the provisions of these Bylaws and to the direction of the Board of Directors, and subject to the supervisory powers of the chief executive officer (if the chief executive officer is an officer other than the president), and subject to such supervisory powers and authority as may be given by the Board of Directors to the chair of the Board of Directors, and/or to any other officer, the president shall have the responsibility for the general management and the control of the business and affairs of the Corporation and the general supervision and direction of all of the officers, employees and agents of the Corporation (other than the chief executive officer, if the chief executive officer is an officer other than the president) and shall perform all duties and have all powers that are prescribed from time to time by the Board of Directors.

5.6.     Vice President. Each Vice President shall have the powers and duties as may be delegated to him or her by the Board of Directors, the chief executive officer or the president.

5.7     Chief Financial Officer. The chief financial officer shall be the principal financial and accounting officer of the Corporation. The chief financial officer shall have general direction of and supervision over the financial and accounting affairs of the Corporation. The chief financial officer shall render to the chief executive officer and the Board of Directors, at regular meetings of the Board of Directors, or whenever they may require it, an account of the financial condition of the Corporation. The chief financial officer shall have such other powers and perform such other duties as may be prescribed from time to time by the Board of Directors, the chief executive officer or the president.

5.8.     Secretary. The Secretary shall issue all authorized notices for, and shall keep minutes of, all meetings of the stockholders and the Board of Directors. He or she shall have charge of the corporate books and shall have such other powers and perform such other duties as may be prescribed from time to time by the Board of Directors, the chief executive officer or the president.

5.9.     Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officers or agents, notwithstanding any provision hereof.

5.10.   Action with Respect to Securities of Other Corporations. Unless otherwise directed by the Board of Directors, the chief executive officer, president or any officer of the Corporation authorized by the chief executive officer or president shall have power to vote and otherwise act on behalf of the Corporation, in person or by proxy, at any meeting of stockholders or equity holders of any other corporation or entity in which this Corporation may hold securities and otherwise to exercise any and all rights and powers which this Corporation may possess by reason of its ownership of securities in the other corporation or entity.

Article VI: Stock

6.1.     Certificates of Stock. The Board of Directors may authorize the issuance of stock either in certificated or in uncertificated form. If stock is issued in certificated form, each stockholder shall be entitled to a certificate signed by, or in the name of the Corporation by, (a) the chair of the Board of Directors, the chief executive officer, president or a vice president, and (b) by the chief financial officer, secretary or an assistant secretary, certifying the number of shares owned by him or her. Any or all of the signatures on the certificate may be by facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue. Each certificate will include any legends required by law or deemed necessary or advisable by the Board of Directors.

6.2.     Transfers of Stock. Transfers of stock shall be made only upon the transfer books of the Corporation kept at an office of the Corporation or by transfer agents designated to transfer shares of the stock of the Corporation. If such stock is certificated, and except where a certificate is issued in accordance with Section 6.3 of these Bylaws, an outstanding certificate or certificates for the number of shares involved shall be surrendered for cancellation before a new certificate is issued therefor, with an assignment and power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the validity and authenticity of the signature as the Corporation or its agents may reasonably require.

6.3.     Lost, Stolen or Destroyed Certificates. In the event of the loss, theft, or destruction of any certificate of stock, another may be issued in its place upon production of such evidence of such loss, theft, or destruction and on delivery to the Corporation of a bond of indemnity in such amount, upon such terms and secured by such surety, as the Board of Directors or any financial officer of the Corporation may in its or his or her discretion require.

6.4.     Dividends. The Board of Directors, subject to any restrictions required by law, may declare and pay dividends upon the shares of the Corporation’s capital stock. Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock. The Board of Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include, but not be limited to, equalizing dividends, repairing or maintaining any property of the Corporation, and meeting contingencies.

6.5.     Record Date.

(a)     In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders, or to receive payment of any dividend or other distribution or allotment of any rights or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may, except as otherwise required by law, fix a record date, which record date shall not precede the date on which the resolution fixing the record date is adopted and which record date shall not be more than 60 nor less than 10 days before the date of any meeting of stockholders, nor more than 60 days prior to the time for the other action described above; provided, however, that if no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held, and, for determining stockholders entitled to receive payment of any dividend or other distribution or allotment of rights or to exercise any rights of change, conversion or exchange of stock or for any other purpose, the record date shall be at the close of business on the day on which the Board of Directors adopts a resolution relating thereto.

(b)     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

6.6.     Record Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

Article VII: Notices

7.1.     Notices. Whenever written notice is required by law to be given to any director or stockholder, such notice may be given by mail, addressed to such director or stockholder, at such person’s address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed given when deposited in the United States mail. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in the DGCL.

7.2.     Waivers. A written waiver of any notice, signed by a stockholder or director, or a waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in the waiver. Attendance at any meeting shall constitute waiver of notice except attendance for the sole purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

Article VIII: Miscellaneous

8.1.     Corporate Seal. The Corporation may adopt a corporate seal, which shall be adopted and which may be altered by the Board of Directors.

8.2.     Fiscal Year. The fiscal year of the Corporation shall be as fixed by the Board of Directors.

Article IX: Indemnification

9.1     Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation. Subject to Section 9.3, the Corporation shall indemnify, to the fullest extent authorized or permitted by applicable law as it exists on the date hereof or as it may hereafter be amended, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter, a “Proceeding”) (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans (collectively, “Another Enterprise”), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

9.2     Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 9.3, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any Proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of Another Enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

9.3     Authorization of Indemnification. Any indemnification under this Article IX (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case following the final disposition of any Proceeding and upon a determination that indemnification of the present or former director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 9.1 or Section 9.2, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any Proceeding, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

9.4     Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 9.3, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery of the State of Delaware or any other court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under Section 9.1 or Section 9.2 and for advancement of expenses to the extent otherwise permissible under Section 9.5. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 9.1 or Section 9.2, as the case may be. Neither a contrary determination in the specific case under Section 9.3 nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification or advancement of expenses pursuant to this Section 9.4 shall be given to the Corporation promptly upon the filing of such application. If successful in whole or in part in any suit brought pursuant to this Section 9.4, or in a suit brought by the Corporation to recover an advancement of expenses (whether pursuant to the terms of an undertaking or otherwise), the person seeking to enforce a right to indemnification or an advancement of expenses hereunder or the person from whom the Corporation sought to recover an advancement of expenses, as the case may be, shall be entitled to be paid by the Corporation the reasonable expenses (including attorneys' fees) of prosecuting or defending such suit.

9.5     Expenses Payable in Advance. Expenses (including attorneys’ fees) incurred by a director or officer in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article IX. Such expenses (including attorneys’ fees) incurred by former directors and officers may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

9.6     Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, these Bylaws, or any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Section 9.1 and Section 9.2 shall be made to the fullest extent permitted by law. The provisions of this Article IX shall not be deemed to preclude the indemnification of any person who is not specified in Section 9.1 or Section 9.2 but whom the Corporation has the power or obligation to indemnify under the provisions of the DGCL, or otherwise.

9.7     Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of Another Enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article IX.

9.8     Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article IX shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

9.9       Limitation on Indemnification. Notwithstanding anything contained in this Article IX to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 9.4), the Corporation shall not be required to indemnify, or advance expenses to, any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a Proceeding (or part thereof) initiated by such person, whether initiated in such person's capacity as a director or officer or in any other capacity, or in defending any counterclaim, cross-claim, affirmative defense, or like claim of the Corporation in such Proceeding (or part thereof), unless the initiation of such Proceeding (or part thereof) by such person was authorized or consented to by the Board of Directors of the Corporation.

9.10     Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this Article IX to directors and officers of the Corporation.

9.11     Effect of Amendment. No amendment to, or modification or repeal of, this Article IX, or the adoption of any provision of these Bylaws inconsistent with this Article IX, shall adversely affect any right or protection of any person existing hereunder with respect to any act or omission occurring prior to such amendment, modification, repeal or adoption of an inconsistent provision.

9.12     Certain Definitions. For purposes of this Article IX, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of Another Enterprise, shall stand in the same position under the provisions of this Article IX with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

Article X: Amendments

In furtherance and not in limitation of the powers conferred by law, the Board of Directors is expressly authorized to make, alter, amend and repeal these Bylaws subject to the power of the stockholders of the Corporation to alter, amend or repeal the Bylaws; provided, however, that, with respect to the powers of stockholders to make, alter, amend and repeal the Bylaws, notwithstanding any other provision of these Bylaws or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the stockholders of any particular class or series of the Corporation required by law, these Bylaws or any preferred stock of the Corporation, the affirmative vote of the holders of at least 66-2/3 percent of the voting power of all of the then-outstanding shares entitled to vote generally in the election of directors, voting together as a single class, shall be required to make, alter, amend or repeal any provisions of these Bylaws.

Article XI: Forum for Adjudication of Disputes

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall, to the fullest extent permitted by law, be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director or officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL or the Corporation’s Certificate of Incorporation or Bylaws or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XI.

Article XII: Litigaton Costs

To the fullest extent permitted by law, in the event that (i) any current or prior stockholder or anyone on their behalf (“Claiming Party”) initiates or asserts any claim or counterclaim (“Claim”) or joins, offers substantial assistance to, or has a direct financial interest in any Claim against the Corporation and/or any director, officer,  employee or affiliate, and (ii) the Claiming Party (or the third party that received substantial assistance from the Claiming Party or in whose Claim the Claiming Party had a direct financial interest) does not obtain a judgment on the merits that substantially achieves, in substance and amount, the full remedy sought, then each Claiming Party shall be obligated jointly and severally to reimburse the Corporation and any such director, officer, employee or affiliate, the greatest amount permitted by law of all fees, costs and expenses of every kind and description (including but not limited to, all reasonable attorneys’ fees and other litigation expenses) that the parties may incur in connection with such Claim.

Article XIII: Severability

 If any provision (or any part thereof) of these Bylaws shall be held to be invalid, illegal or unenforceable as applied to any circumstance for any reason whatsoever: (i) the validity, legality and enforceability of such provisions in any other circumstance and of the remaining provisions of these Bylaws (including, without limitation, each portion of any section of these Bylaws containing any such provision held to be invalid, illegal or unenforceable that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and (ii) to the fullest extent possible, the provisions of these Bylaws (including, without limitation, each such portion containing any such provision held to be invalid, illegal or unenforceable) shall be construed for the benefit of the Corporation to the fullest extent permitted by law so as to (a) give effect to the intent manifested by the provision held invalid, illegal or unenforceable, and (b) permit the Corporation to protect its directors, officers, employees and agents from personal liability in respect of their good faith service.

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Rocky Mountain Chocolate Factory, Inc.

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Meeting Details
February 19, 2015, 10:00 a.m. (local time)
The DoubleTree Hotel, 501 Camino Del Rio, Durango, Colorado 81301

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints FRANKLIN E. CRAIL and TRACY D. WOJCIK, and each of them, as the undersigned's attorneys and proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as directed below, all the shares of Common Stock of ROCKY MOUNTAIN CHOCOLATE FACTORY, INC. (the "Company") held of record by the undersigned on December 26, 2014, at the annual meeting of shareholders to be held on February 19, 2015 or any adjournment thereof.

Please mark boxes in black ink.

This proxy when properly executed will be voted in the manner directed herein by the undersigned. **IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL FOR APPROVAL OF THE REORGANIZATION PROPOSAL, INCLUDING THE AGREEMENT AND PLAN OF MERGER, DATED AS OF NOVEMBER 10, 2014, AMONG ROCKY MOUNTAIN CHOCOLATE FACTORY, INC., A COLORADO CORPORATION, ROCKY MOUNTAIN CHOCOLATE FACTORY, INC., A DELAWARE CORPORATION, AND RKB MERGER CORP., FOR MANAGEMENT'S NOMINEES FOR ELECTION AS DIRECTORS, FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF EKS&H LLLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING FEBRUARY 28, 2015, FOR THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS AND AS THE PROXY HOLDER MAY DETERMINE IN HIS OR HER DISCRETION WITH REGARD TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE ANNUAL MEETING.**

(Continued and to be voted on reverse side.)

C Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

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